As filed with the U.S. Securities and Exchange Commission on April 24, 2009

Registration No. 333-85296

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-8329

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO.8 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 36 [X]

John Hancock Life Insurance Company of New York SEPARATE ACCOUNT B

(Exact Name of Registrant)

John Hancock Life Insurance Company of New York

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company of New York

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X ] on May 1, 2009 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2009

John Hancock Life Insurance Company of New York

Separate Account B

VUL Accumulator

A Flexible Premium Variable Life Insurance Policy

500 Index	Emerging Small Company
500 Index B	Equity-Income	Mid Value
Active Bond	Financial Services	Money Market
Franklin Templeton Founding Allocation
All Cap Core	Fundamental Value	Natural Resources
All Cap Growth	Global	Optimized All Cap
All Cap Value	Global Allocation	Optimized Value
Alpha Opportunities	Global Bond	Pacific Rim
American Asset Allocation	Global Real Estate	PIMCO VIT All Asset
American Blue Chip Income and Growth	Health Sciences	Real Estate Securities
American Bond	High Yield	Real Return Bond
American Diversified Growth and Income		Science & Technology
American Fundamental Holdings	International Core	Small Cap Growth
American Global Diversification	International Equity Index A	Small Cap Index
American Growth	International Opportunities	Small Cap Opportunities
American Growth-Income	International Small Cap	Small Cap Value
American International	International Value
American New World	Investment Quality Bond	Small Company Value
Balanced		Strategic Bond
Blue Chip Growth	Large Cap	Strategic Income
Capital Appreciation	Large Cap Value	Total Return
Capital Appreciation Value	Lifestyle Aggressive	Total Stock Market Index
	Lifestyle Balanced	U.S. Government Securities
Core Allocation Plus	Lifestyle Conservative	U.S. High Yield Bond
Core Bond	Lifestyle Growth
	Lifestyle Moderate	Utilities
Core Strategy	Mid Cap Index	Value
Disciplined Diversification	Mid Cap Intersection
Mid Cap Stock

* * * * * * * * * * * *

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NY-Accumulator II 5/2009

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The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrenders and partial withdrawals. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

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Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the No-Lapse Guarantee. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10-15 years (depending upon the age of the Life Insured) from the purchase of the policy or an increase in Face Amount. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places, as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	7.5% of each premium paid during the first 10 Policy Years*
8.5% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Rider is elected**
3.25% of each premium paid during the first 10 Policy Years if the Cash Value Enhancement Plus Rider is elected***
Surrender Charge	Upon withdrawal, surrender or policy lapse

The maximum surrender charge per $1000 of Face Amount is $44.17****

A surrender charge is assessed during the first 10-15 years following the Policy Date or the effective date of a Face Amount increase and is based upon the Face Amount of the policy.

Charge	When Charge is Deducted	Amount Deducted

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Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00
*	5% thereafter.
**	5.5% thereafter.
***	2.25% thereafter
****	If the policy is issued with a Cash Value Enhancement Rider, the surrender charge calculated as described above is reduced by 90% for a surrender or lapse occurring in the first Policy Year, 80% in the second Policy Year, 60% in the third Policy Year, 40% in the fourth Policy Year and 20% in the fifth Policy Year. If the policy is issued with a Cash Value Enhancement Plus Rider, there is no surrender charge.

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios which are the underlying variable investment options for your policy.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly	Minimum and Maximum Charge	The possible range of the Cost of Insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.01 per $1,000 of the net amount at risk
Asset Based Risk Charge (contracts with no Cash Value Enhancement Rider)	Monthly	Guaranteed Current	0.03% 0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Rider)	Monthly	Guaranteed Current	0.25% 0%
Asset Based Risk Charge (contracts with Cash Value Enhancement Plus Rider)	Monthly	Guaranteed First 15 Policy Years	0.11%
		Guaranteed Policy Years 16 and After	0.05%
		Current First 15 Policy Years	0.08%
		Current Policy Years 16 and After	0.02%
Face Amount Charge Death Benefit Option 1	Monthly	Maximum	$1.18 per $1000 of Face Amount
		Minimum	$0.08 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.11 per $1,000 of Face Amount

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Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Face Amount Charge Death Benefit Option 2	Monthly	Maximum	$0.83 per $1000 of Face Amount
		Minimum	$0.04 per $1000 of Face Amount
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	0.06% per $1,000 of Face Amount
Administration Charge Optional Return of Premium Death Benefit Rider	Monthly		$40 per Policy Month**
	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 35 year old preferred non-smoking male)	$0.012 per $1,000 of the net amount at risk
Loan Interest Rate (Net)	Annually	1.25%***
*	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy.
**	First 5 Policy Years. $20 per Policy Month thereafter.
***	First 10 Policy Years. 0% Policy Years 11 and after on a current basis (0.50% Policy Years 11 and after on a guaranteed basis).

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.50%	1.64%

The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio’s average net assets for the fiscal year ending December 31, 2008. Except for the 500 Index B and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are Series 1 shares that are subject to Rule 12b-1 fees. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolio.

As noted in the footnotes to the table, for certain portfolios John Hancock Investment Management Services, Inc. (the “Adviser”) has agreed to waive a portion of its fees or reimburse the portfolio for expenses when, and to the extent that, the net operating expenses exceed an agreed upon expense limitation. The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the beginning of the month in which such reimbursement or waiver occurred.

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses [1]
500 Index[2,3]	0.46%	0.05%	0.03%	0.00%	0.54%
500 Index B4	0.47%	0.00%	0.03%	0.00%	0.50%
Active Bond[3]	0.60%	0.05%	0.04%	0.00%	0.69%
All Cap Core[3]	0.77%	0.05%	0.05%	0.00%	0.87%
All Cap Growth[3]	0.85%	0.05%	0.10%	0.00%	1.00%
All Cap Value[3]	0.85%	0.05%	0.09%	0.00%	0.99%
Alpha Opportunities[3,5]	1.02%	0.05%	0.04%	0.00%	1.11%
American Asset Allocation[6,7]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[6]	0.42%	0.60%	0.07%	0.00%	1.09%
American Bond[6]	0.39%	0.60%	0.05%	0.00%	1.04%
American Diversified Growth and Income[5,8]	0.05%	0.60%	0.04%	0.63%	1.32%
American Fundamental Holdings[5,8]	0.05%	0.60%	0.04%	0.40%	1.09%
American Global Diversification[5,8]	0.05%	0.60%	0.04%	0.63%	1.32%
American Growth[6]	0.32%	0.60%	0.05%	0.00%	0.97%
American Growth-Income[6]	0.27%	0.60%	0.05%	0.00%	0.92%
American International[6]	0.49%	0.60%	0.07%	0.00%	1.16%
American New World[5,6,7]	0.76%	0.60%	0.18%	0.00%	1.54%
Balanced[9]	0.84%	0.05%	0.07%	0.00%	0.96%
Blue Chip Growth[3,9]	0.81%	0.05%	0.04%	0.00%	0.90%
Capital Appreciation[3]	0.72%	0.05%	0.04%	0.00%	0.81%
Capital Appreciation Value[3,9,10]	0.95%	0.05%	0.15%	0.00%	1.15%
Core Allocation Plus[3,10]	0.92%	0.05%	0.22%	0.00%	1.19%
Core Bond[3,10]	0.64%	0.05%	0.07%	0.00%	0.76%
Core Strategy[11]	0.05%	0.05%	0.05%	0.52%	0.67%
Disciplined Diversification[3,12]	0.80%	0.05%	0.19%	0.00%	1.04%
Emerging Small Company[3]	0.97%	0.05%	0.08%	0.00%	1.10%
Equity-Income[3,9]	0.81%	0.05%	0.05%	0.00%	0.91%
Financial Services[3]	0.82%	0.05%	0.08%	0.00%	0.95%
Franklin Templeton Founding Allocation[13]	0.04%	0.05%	0.04%	0.83%	0.96%
Fundamental Value[3]	0.76%	0.05%	0.05%	0.00%	0.86%
Global,3, 10, 14, 15	0.81%	0.05%	0.11%	0.00%	0.97%
Global Allocation[3,10]	0.85%	0.05%	0.10%	0.05%	1.05%
Global Bond[3,10]	0.70%	0.05%	0.10%	0.00%	0.85%
Global Real Estate[3]	0.93%	0.05%	0.12%	0.00%	1.10%
Health Sciences[3,9,10]	1.05%	0.05%	0.08%	0.00%	1.18%
High Yield[3]	0.66%	0.05%	0.06%	0.00%	0.77%
International Core[3,10]	0.89%	0.05%	0.14%	0.00%	1.08%
International Equity Index A2, 3	0.53%	0.05%	0.05%	0.00%	0.63%
International Opportunities[3,10]	0.87%	0.05%	0.13%	0.00%	1.05%
International Small Cap[3,10]	0.94%	0.05%	0.16%	0.00%	1.15%
International Value[3,10,14]	0.81%	0.05%	0.14%	0.00%	1.00%
Investment Quality Bond[3]	0.59%	0.05%	0.09%	0.00%	0.73%
Large Cap[3]	0.72%	0.05%	0.03%	0.00%	0.80%
Large Cap Value[3]	0.81%	0.05%	0.05%	0.00%	0.91%
Lifestyle Aggressive	0.04%	0.05%	0.04%	0.86%	0.99%
Lifestyle Balanced	0.04%	0.05%	0.03%	0.76%	0.88%
Lifestyle Conservative	0.04%	0.05%	0.03%	0.71%	0.83%
Lifestyle Growth	0.04%	0.05%	0.03%	0.76%	0.88%

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Lifestyle Moderate	0.04%	0.05%	0.03%	0.74%	0.86%
Mid Cap Index[2,3]	0.47%	0.05%	0.03%	0.00%	0.55%
Mid Cap Intersection[3]	0.87%	0.05%	0.06%	0.00%	0.98%
Mid Cap Stock[3]	0.84%	0.05%	0.05%	0.00%	0.94%
Mid Value[3,9]	0.98%	0.05%	0.10%	0.00%	1.13%
Money Market[3]	0.47%	0.05%	0.06%	0.00%	0.58%
Natural Resources[3]	1.00%	0.05%	0.08%	0.00%	1.13%
Optimized All Cap[3]	0.68%	0.05%	0.06%	0.00%	0.79%
Optimized Value[3]	0.65%	0.05%	0.05%	0.00%	0.75%
Pacific Rim[3,10]	0.80%	0.05%	0.25%	0.00%	1.10%
PIMCO VIT All Asset[16]	0.43%	0.25%	0.20%	0.76%	1.64%
Real Estate Securities[3]	0.70%	0.05%	0.05%	0.00%	0.80%
Real Return Bond[3,10,17]	0.68%	0.05%	0.06%	0.00%	0.79%
Science & Technology[3,9,10]	1.05%	0.05%	0.07%	0.00%	1.17%
Small Cap Growth[3]	1.06%	0.05%	0.08%	0.00%	1.19%
Small Cap Index[2,3]	0.49%	0.05%	0.04%	0.00%	0.58%
Small Cap Opportunities[3,14]	1.00%	0.05%	0.06%	0.00%	1.11%
Small Cap Value[3]	1.06%	0.05%	0.06%	0.00%	1.17%
Small Company Value[3,9]	1.02%	0.05%	0.06%	0.00%	1.13%
Strategic Bond[3,10]	0.67%	0.05%	0.06%	0.00%	0.78%
Strategic Income[3]	0.69%	0.05%	0.08%	0.00%	0.82%
Total Return[3,17]	0.69%	0.05%	0.06%	0.00%	0.80%
Total Stock Market Index[2,3]	0.49%	0.05%	0.04%	0.00%	0.58%
U.S. Government Securities[3]	0.61%	0.05%	0.09%	0.00%	0.75%
U.S. High Yield Bond[3]	0.73%	0.05%	0.06%	0.00%	0.84%
Utilities[3,10]	0.83%	0.05%	0.10%	0.00%	0.98%
Value[3]	0.74%	0.05%	0.06%	0.00%	0.85%

1Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolios, which does not include Acquired Fund fees and expenses. For the International Equity Index A portfolio, Total Operating Expenses include Acquired Fund fees and expenses which are less than 0.01%.

2The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of the portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown in the table do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

3Effective January 1, 2006, the Adviser has voluntarily agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will be equal, on an annualized basis, to 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The fees shown in the table do not reflect this waiver. If all applicable waivers or

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reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. For more information, please see the prospectus for the participating portfolios.

Portfolio	Net Operating Expenses
500 Index	0.54%
Active Bond	0.69%
All Cap Core	0.87%
All Cap Growth	1.00%
All Cap Value	0.99%
Alpha Opportunities	1.11%
Blue Chip Growth	0.90%
Capital Appreciation	0.81%
Capital Appreciation Value	1.15%
Core Allocation Plus	1.19%
Core Bond	0.76%
Disciplined Diversification	0.75%
Emerging Small Company	1.10%
Equity-Income	0.91%
Financial Services	0.95%
Fundamental Value	0.86%
Global Allocation	1.05%
Global Bond	0.85%
Global Real Estate	1.10%
Health Sciences	1.18%
High Yield	0.77%
International Core	1.08%
International Equity Index A	0.63%
International Opportunities	1.05%
International Small Cap	1.15%
International Value	0.98%
Investment Quality Bond	0.73%
Large Cap	0.80%
Large Cap Value	0.91%
Mid Cap Index	0.55%
Mid Cap Intersection	0.98%
Mid Cap Stock	0.94%
Mid Value	1.13%
Money Market	0.58%
Natural Resources	1.13%
Optimized All Cap	0.79%
Optimized Value	0.75%
Pacific Rim	1.10%
Real Estate Securities	0.80%
Real Return Bond	0.79%
Science & Technology	1.17%
Small Cap Growth	1.19%
Small Cap Index	0.58%
Small Cap Opportunities	1.11%
Small Cap Value	1.17%
Small Company Value	1.13%
Strategic Bond	0.78%
Strategic Income	0.82%
Total Return	0.80%

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Total Stock Market Index	0.58%
U.S. Government Securities	0.75%
U.S. High Yield Bond	0.84%
Utilities	0.98%
Value	0.85%

4John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an agreement between the Trust and the Adviser under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its ordinary operating expenses, including advisory fees and 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the portfolio’s average net assets) of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2010 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net operating expense for the portfolio would be 0.25%. For more information, please see the prospectus for the portfolio.

5For portfolios that have not commenced operations or have inception dates of less than six months before December 31, 2008, expenses are estimated.

6Capital Research Management Company voluntarily waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown in the table do not reflect this waiver. See the financial highlights table in the American Funds Insurance Series’ prospectus or annual report for further information.

7The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other ordinary expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding adviser fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

8The Adviser has contractually agreed to waive its management fee of 0.05% of average annual net assets until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the American Diversified Growth and Income, American Fundamental Holdings and American Global Diversification portfolios would be 1.27%, 1.04% and 1.27%, respectively.

9T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Mid Value, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. These voluntary fee waivers may be terminated by T. Rowe Price or the Adviser at any time. The fees shown in the table do not reflect these waivers. For more information, please see the prospectus for the underlying portfolios.

10 Other Expenses reflect an estimated expense based on a new custody fee pursuant to an agreement between the Trust and its custodian, which became effective on April 1, 2009.

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11The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.59%. For more information, please see the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to reimburse ordinary expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.75%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to limit ordinary portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other ordinary operating expenses of the portfolio, but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

14The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown in the table do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global, International Value and Small Cap Opportunities portfolios would be 0.96%, 0.98% and 1.11%, respectively. For more information, please see the prospectus for the underlying portfolios.

15The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the ordinary expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. Ordinary expenses means all the expenses of a class of a portfolio excluding advisory fees, 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown in the table do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.96%. For more information, please see the prospectus for the underlying portfolio.

16Management Fees for the PIMCO VIT All Asset portfolio reflect an advisory fee and supervisory and administrative fee payable by the portfolio to Pacific Investment Management Company LLC (“PIMCO”). Other Expenses reflect a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. PIMCO has contractually agreed through May 1, 2010 to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory, supervisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory,

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supervisory and administrative fees that are different from the calculation of Acquired Fund fees and expenses shown in the table. The fees in the table do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.62%. For more information, please see the prospectus for the underlying portfolio.

17Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

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Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund.

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The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC

To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*

All Cap Growth	Invesco AIM Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

All Cap Value	Lord, Abbett & Co., LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with

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market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.
Alpha Opportunities	Wellington Management Company, LLP

To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.

American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.

American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking

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income and more price stability than stocks, and capital preservation over the long term.
American Diversified Growth and Income	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500

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Index.* The portfolio is designed for investors seeking both capital appreciation and income.
American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

Balanced	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings

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for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.
Capital Appreciation	Jennison Associates, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The

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portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.
Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation

Equity Securities: 70% - Range of Allocation 65%-75%

Fixed-Income Securities: - Range of Allocation 25%-35%

The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.

Emerging Small Company	RCM Capital Management, LLC

To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*

Equity-Income	T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

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Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.

To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality): Corporate Bonds, Preferred Stocks and Convertible Securities

Rating Agency Moody’s38Ba through C S&P 51 BB through D

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International Core	Grantham, Mayo, Van Otterloo & Co, LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*

International Equity Index A	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus

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any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus

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any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index*. The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market	MFC Global Investment Management (U.S.A.) Limited

To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Pacific Rim	MFC Global Investment	To seek to achieve long-term growth of capital. Under normal

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	Management (U.S.A.) Limited	market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*

Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP

To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest

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its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.
Small Cap Index	MFC Global Investment Management (U.S.) LLC

To seek to approximate the aggregate total return of a small cap U.S. domestic equity market index. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.) LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any

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borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Utilities	MFS Investment Management

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen Investments

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

*”Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company.”S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios. The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

  Wilshire 5000 Total Market Index — $1 million to $385 billion

  MSCI All CountryWorld Ex US Index — $199 million to $176 billion

  MSCI EAFE Index — $199 million to $126 billion

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  Russell 1000 Index — $41 million to $337.9 billion

  Russell 1000 Value Index — $41 million to $337.9 billion

  Russell 2000 Index — $3.2 million to $3.7 billion

  Russell 3000 Index — $3 million to $337.9 billion

  Russell MidCap Index — $41 million to $13.8 billion

  Russell MidCap Value Index — $41 million to $13.8 billion

  S&P 500 Index — $224 million to $337.9 billion

  S&P MidCap 400 Index — $42 million to $4.6 billion

  S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

POLICY SUMMARY

General

The policy is a flexible premium variable life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit percentage. Your policy’s provisions may vary in some states and the terms of the policy and any endorsement or riders supersede the disclosure in this prospectus.

Death Benefits

There are two death benefit options. Under Option 1, the death benefit is the Face Amount of the policy at the date of death. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death. If on the date of death of the Life Insured, the policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured. A table of Minimum Death Benefit Percentages is located under “Death Benefits – Minimum Death Benefit.” You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this prospectus.

Cash Value Enhancement Riders

The policy may be issued with one of two optional cash value enhancement riders. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce surrender charges payable upon decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge. The decision to add one of these two riders must be made at issuance of the policy and, once made, is irrevocable. Adding either of these riders may result in different premium and asset-based risk charges under the policy.

Return of Premium Rider

If death benefit Option 1 is elected, the policy may be issued with an optional Return of Premium Rider. This rider provides an additional death benefit payable upon the death of the Life Insured after the Company receives due proof of death. The Return of Premium death benefit is equal to the initial premium. Any subsequent premiums will increase the Return of Premium death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the Return of Premium death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero). The Return of Premium Rider death benefit is not protected by the No-Lapse Guarantee after the second Policy Year.

Premiums

You may pay premiums at any time and in any amount, subject to certain limitations as described under “Premium Payments — Subsequent Premiums.” Net Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account.

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Policy Value

The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account.

Policy Loans

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the Life Insured’s death or upon surrender of the policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the policy and an assessment of a portion of the surrender charges to which the policy is subject.

You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, your policy will lapse and terminate without value when its Net Cash Surrender Value is insufficient to pay the next monthly deduction, and a grace period of 61 days expires without your having made an adequate payment.

The policies differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not in itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

You may reinstate a lapsed policy at any time within the five year period following lapse, provided the policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under “Lapse and Reinstatement — Reinstatement.”

Charges and Deductions

We assess certain charges and deductions in connection with the policy. These include:

•	charges deducted from premiums paid;

•	monthly deductions for administration, asset-based risk, cost of insurance, and Face Amount charges;

•	charges assessed on surrender or lapse; and

•	if applicable, a charge for any supplementary benefits added to the policy.

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These charges are summarized in the Fee Tables. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance, Face Amount, and administrative charges be deducted from the Fixed Account, or from one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each portfolio. These charges are summarized in the Fee Tables.

The policy may be issued with either one of the two optional cash value enhancement riders which we offer. In the case of the Cash Value Enhancement Rider, the surrender charge is reduced upon the surrender or lapse of a policy. In the case of the Cash Value Enhancement Plus Rider, the surrender charge is eliminated. If a policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the Fee Tables.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events.

Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in the portfolio prospectuses.

GENERAL INFORMATION ABOUT JOHN HANCOCK NY,

RATINGS AND THE SEPARATE ACCOUNT

Description of John Hancock NY

John Hancock Life Insurance Company of New York (“John Hancock NY” or “the Company”) is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

The investment accounts shown on page 1 are in fact sub-accounts of Separate Account B (the “Account”), a separate account established under New York law. The Account meets the definition of “separate account” under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John

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Hancock NY other than those arising out of policies that use the Account. However, the obligations under the policies are the corporate obligation of the Company.

New sub-accounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

ISSUING A POLICY

Requirements

To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

With our prior approval, the policy may be issued on a basis that does not take into account the Life Insured’s sex. A policy will only be issued on the lives of insureds from issue ages 0 through 90.

Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from your Policy Value. The Issue Date is the date from which Suicide and Validity provisions of the policy are measured.

If your application is not accompanied by a check for your initial premium and no request to backdate the policy has been made:

•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and

•	the Issue Date will be the date the Company issues the policy.

The initial premium must be received within 60 days after the Issue Date, and the Life Insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be cancelled and any partial premiums will be returned to the applicant.

Minimum Initial Face Amount. We will generally issue a policy only if it has a Face Amount of at least $100,000.

Backdating a Policy. Upon request and under limited circumstances, we may backdate a policy, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not the policy is backdated, Net Premiums received prior to the Effective Date of the policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the investment options and/or the Fixed Account, in accordance with the policy owner’s instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our insurance practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that any benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.

Right to Examine the Policy

A policy may be returned for a refund of the premium within 10 days after the policy is received. The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. During the “Right to Examine the Policy Period,” Policy Value will be allocated to the Money Market subaccount.

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If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by the Company, the Company will refund the premium to the policy owner. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policy owner should consult with his or her John Hancock NY agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.

Life Insurance Qualification

A policy must satisfy either one of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”). The test cannot be changed once the policy is issued.

Cash Value Accumulation Test. Under the CVA Test the Policy Value may not at any time exceed the Net Single Premium required to fund future policy benefits, assuming guaranteed charges and 4% net interest. The Net Single Premium is the one payment that would be needed on a specific date to fund future policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a policy meets the CVA Test, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded to you.

Guideline Premium Test. Under the GP Test, the sum of premiums paid into the policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

•	the Guideline Single Premium, or

•	the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the policy.

The GP Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit, on any date, is defined as the Policy Value on that date multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. See “Death Benefits — Minimum Death Benefit.”

The GP Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the policy may affect the maximum amount of premiums, such as:

•	a change in the policy’s Face Amount;

•	a change in the death benefit option;

•	partial withdrawals;

•	addition or deletion of supplementary benefits.

Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death, we will pay an insurance benefit to the beneficiary. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

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Death Benefit Options

There are two death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

Death Benefit Option 1. Under Option 1, the death benefit is the Face Amount of the policy at the date of death.

Death Benefit Option 2. Under Option 2, the death benefit is the Face Amount plus the Policy Value of the policy at the date of death.

If any partial withdrawals are made, the death benefit, whether it is Option 1 or 2, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for death benefit Option 1. See “Policy Surrender and Partial Withdrawals.”

If the Life Insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

Minimum Death Benefit

The Minimum Death Benefit depends on whether you elect the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the policy as life insurance under the Code. See “Issuing a Policy — Life Insurance Qualification.”

If you elect the GP Test, the sum of the death benefit as described above and the benefit payable under any Optional Term Rider on the Life Insured will never be less than the Policy Value at the date of death multiplied by the applicable Minimum Death Benefit Percentage in the table below.

Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

For ages not shown, the applicable percentage can be found by adjusting the above applicable percentages proportionately.

If you elect the CVA Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Optional Term Rider on the Life Insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

Changing the Death Benefit Option

You may change the death benefit option as described below once each Policy Year after the first Policy Year by submitting a written request for a change to our Service Office. The change will become effective as of the beginning of the next Policy Month following the date we approve the request. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the policy’s Face Amount in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

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Changing the Face Amount

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the policy. We reserve the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

Increase in Face Amount. You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other minimum Face Amount increase as we may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the Life Insured’s Attained Age at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. The new surrender charges will be computed as if a new policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the Surrender Charge Premium Limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a Right to Examine period with respect to any increase resulting in new surrender charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase.

Increase with Prior Decrease. If at the time of the increase there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Changing Both the Face Amount and the Death Benefit Option. If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first.

Decreases in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other minimum Face Amount decrease as we may establish on 90 days written notice to you. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and then to the next most recent increases successively. Decreases in Face Amount shall not be permitted to the extent that they would cause the policy to fall below the minimum Face Amount of $100,000. For information on surrender charges on a decrease in Face Amount, see “Charges and Deductions — Surrender Charges.”

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen by you and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time and in any amount until the Life Insured’s Attained Age 100, subject to the limitations on premium amount described below.

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A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send notices of your planned premium at the payment interval you selected. However, you are under no obligation to make the planned premium payment.

We may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy does have a No-Lapse Guarantee which would prevent the policy from lapsing during the guarantee period.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

If the policy is issued under the GP Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by the Code for a policy to qualify as life insurance.

If at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned to you and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and one hundred, provided the total allocation equals one hundred. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to us is received at our Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

Investment Credit

After the tenth Policy Anniversary, we may credit your Policy Value annually on the Policy Anniversary date with an amount equal to the percentage credit listed below multiplied by the value in your Investment Accounts on this date, provided the Investment Accounts are not subject to an existing loan. The investment credit percentages are 0.075% for Policy Anniversary years 11-20 and 0.175% thereafter. Any credit will be added to your Investment Account according to your most recent allocation instructions. This credit is not guaranteed and we reserve the right to discontinue making such payments at any time.

CHARGES AND DEDUCTIONS

We make various charges under the policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a policy, a decrease in Face Amount, a partial withdrawal or lapse of a policy. These charges are discussed below.

Your policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider or the Cash Value Enhancement Plus Rider. Adding either rider to your policy will alter certain charges under your policy. The charges associated with these riders are discussed under “Other Provisions of the Policy — Cash Value Enhancement Riders.”

Premium Charge

During the first 10 Policy Years, we deduct a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5% of the premium. The premium charge is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

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Surrender Charges

We will deduct a surrender charge if, during the first 15 years (or during the shorter periods noted below) following the Policy Date or the effective date of a Face Amount increase:

•	the policy is surrendered for its Net Cash Surrender Value,

•	a partial withdrawal is made,

•	the Face Amount is decreased in excess of the Surrender Charge Decrease Exemption, or

•	the policy lapses.

Unless otherwise allowed by us and specified by you, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the premium charge, is paid to us and is designed to compensate us for some of the expenses we incur in selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature. The surrender charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge Period varies based on the age of the Life Insured on the date of issuance of the policy or the date of any Face Amount increase (as applicable) as follows:

Age	Surrender Charge Period
0-50	15 Years
51	14 Years
52	13 Years
53	12 Years
54	11 Years
55+	10 Years

The surrender charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)	is the rate per $1000 of initial Face Amount (or Face Amount increase);

(ii)	is 120% of the lesser of (a) the premiums paid in the first Policy Year per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the first year following the increase) or (b) the Surrender Charge Premium Limit set out in the policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

(iii)	is the initial Face Amount (or the Face Amount increase) divided by 1000.

The rate per $1000 of initial Face Amount is based on the Life Insured’s Age at issuance of the policy and the death benefit option in effect. The rate per $1000 of Face Amount increase is based on the Life Insured’s Attained Age and the death benefit option in effect at the time of an increase. The rates per $1000 are set forth in the following table.

Table of Guaranteed Surrender Charge Rates Per $ 1000 of Face Amount or Face Amount Increase
Age at Issuance or Attained Age at Increase	Death Benefit Option 1	Death Benefit Option 2
25 or less	$7.54	$6.50
26 – 35	$6.61	$5.78
36 – 45	$6.09	$4.85
46 – 55	$4.13	$4.65
56 – 65	$2.99	$1.96
66+	$2.48	$1.96

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the surrender charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down evenly each Policy Month reaching zero at the end of a maximum of 15 years.

Grading Percentages During The Surrender Charge Period

(Applicable to the Initial Face Amount and Subsequent Increases)

The Grading Percentages Will Not Exceed The Following:

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Surrender Charge Period*	Age and Grading Percentage**
	0-50	51	52	53	54	55+
1	100%	100%	100%	100%	100%	100%
2	93%	93%	92%	92%	91%	90%
3	87%	86%	85%	83%	82%	80%
4	80%	79%	77%	75%	73%	70%
5	73%	71%	69%	67%	64%	60%
6	67%	64%	62%	58%	55%	50%
7	60%	57%	54%	50%	45%	40%
8	53%	50%	46%	42%	36%	30%
9	47%	43%	38%	33%	27%	20%
10	40%	36%	31%	25%	18%	10%
11	33%	29%	23%	17%	9%	0%
12	27%	21%	15%	8%	0%
13	20%	14%	8%	0%
14	13%	7%	0%
15	7%	0%
16	0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

** Age for the initial Face Amount refers to the Age at Policy Date. For a subsequent Face Amount increase, Age refers to the Attained Age at the time of the increase.

Illustration of Surrender Charge Calculation.

Assumptions.

•	45 year old

•	death benefit Option 1

•	$20,000 in premiums have been paid on the policy in the first Policy Year

•	Surrender Charge Premium Limit for the policy is $16.06 per thousand of Face Amount

•	Face Amount of the policy at issue is $500,000 and no increases have occurred

•	policy is surrendered during the first month of the first Policy Year.

Surrender Charge. The surrender charge to be assessed would be $12,680 determined as follows:

•

First, the applicable rate per $1000 of initial Face Amount as set forth in the table above ($6.09) is added to 120% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$6.09 plus (120%) x [the lesser of $20,000/(500,000/1000) or $16.06] = $25.36.

•	Next, this figure is multiplied by the initial Face Amount divided by 1000.

$25.36 x [500,000/1000 or 500] = $12,680.

•	Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

$12,680 x 100% = $12,680.

Depending upon the Face Amount of the policy, the Age of the Life Insured at issuance, premiums paid under the policy and the performance of the underlying investment options, the policy may have no Cash Surrender Value and, therefore, the policy owner may receive no surrender proceeds upon surrendering the policy.

Surrender Charges on a Partial Withdrawal. A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a)	is the amount of the partial Net Cash Surrender Value withdrawal;

(b)	is the Net Cash Surrender Value prior to the withdrawal; and

(c)	is the current total surrender charge prior to the withdrawal.

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The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the surrender charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the surrender charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value for decreases in excess of the Surrender Charge Decrease Exemption. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

The Surrender Charge Decrease Exemption is 10% of the initial Face Amount. Once cumulative Face Amount decreases exceed 10% of the initial Face Amount, the Surrender Charge Decrease Exemption no longer applies and a surrender charge will be applied to Face Amount decreases in excess of the exemption amount. This amount is set at issuance of the policy and applies to decreases in the initial Face Amount of insurance only. This exemption does not apply to a full surrender of the policy or a partial withdrawal of Net Cash Surrender Value.

Monthly Charges

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the policy until the Policy Anniversary when the Life Insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

•	an administration charge;

•	a Face Amount charge;

•	an asset-based risk charge; and

•	a cost of insurance charge.

If applicable, there may be additional monthly charges for any supplementary benefits added to the policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by you and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

Administration Charge. The administration charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy. During the first 5 Policy Years, this monthly charge will be $40. For all subsequent Policy Years, the monthly administration charge will be $20.

Face Amount Charge. There is a monthly charge per $1000 Face Amount that is paid to us. The monthly charge per $1000 of Face Amount varies by the Age of the Life Insured at issuance (or the Attained Age of the Life Insured at the time of an increase) and the death benefit option in effect as set forth in the following table. This charge applies to the Face Amount for the first 10 Policy Years.

Age*/Attained Age*	Death Benefit Option 1 (First Ten Policy Years)	Death Benefit Option 2 (First Ten Policy Years)
25 or less	$0.08	$0.04
35	$0.11	$0.06
45	$0.22	$0.10
55	$0.31	$0.17
65	$0.60	$0.39
75	$0.89	$0.61
85+	$1.18	$0.83

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*	For ages not shown, the applicable monthly charge can be found by adjusting the above charges proportionately.

Asset-Based Risk Charge. A charge is assessed against the Investment Accounts monthly. This rate is currently 0% and is guaranteed not to exceed 0.30%. This charge is paid to us to compensate for the sales, administrative and other expenses we may incur. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

Cost of Insurance Charge. The monthly cost of insurance charge is paid to us and is determined as the rate of the cost of insurance for a specific Policy Month, multiplied by the net amount at risk, as described below.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a)	is the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663; and

(b)	is the Policy Value as of the first day of the Policy Month after the deduction of all charges other than the monthly cost of insurance charge.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance as of the first day of the Policy Month, divided by 1.0024663.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the Life Insured’s age, sex and risk classification, the duration that coverage has been in force and the net amount at risk.

We apply unisex rates where appropriate under the law. Currently unisex rates are applied for policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance charges reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of the life insured. In no event will the cost of insurance charges exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Life Insured. After the first Policy Year, the cost of insurance charge will generally increase on each Policy Anniversary. The guaranteed rates are based on a unismoker version of the 1980 Commissioners Smoker Distinct, age nearest birthday, mortality tables. Current cost of insurance charges may be less than the guaranteed rates.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

Investment Management Fees and Expenses

The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the Fee Tables and in the prospectuses for the portfolios.

Reduction in Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

We will permit owners of certain fixed life insurance contracts issued by us to exchange their contracts for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed life

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insurance contracts issued by us). Policy owners considering an exchange should consult their tax advisor as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account — Fixed Account.”

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “Policy Loans — Loan Account.”

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the sub-account by the unit value for the immediately preceding Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

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Transfers of Policy Value

Subject to the restrictions set forth below, you may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under “Transfers Involving Fixed Account.” Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file.

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment

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company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

•	within eighteen months after the Issue Date; or

•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or

•	within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers Involving Fixed Account. The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

Telephone Transfers. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.

We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.

Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

POLICY LOANS

While a policy is in force and has an available loan value, a policy owner may borrow against the Policy Value in an amount not to exceed the maximum loanable amount. The policy serves as the only security for the loan. Policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Policy Loans.”

Effect of Policy Loans

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

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Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten Policy Years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten Policy Years and 0.5% thereafter. We may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a policy that is not a modified endowment contract (“MEC”), the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax advisor before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

If the interest due on a Policy Anniversary is not paid, the interest will be borrowed against the policy and added to the Policy Debt. Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the Life Insured’s Attained Age 100. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, we will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Interest is currently credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 3.5%.

Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

Loan Repayments. You may repay the Policy Debt in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, we may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and your written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

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Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal, see “Charges and Deductions — Surrender Charges.”

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

Reduction in Face Amount Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under “Death Benefit — Minimum Death Benefit,” the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata surrender charge exceeds the difference between the death benefit and the Face Amount.

If death benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a policy.

When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

Lapse

Unless the No-Lapse Guarantee is in effect, the policy will go into default at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy — Other Policy Distributions.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default even if adverse investment experience or other factors should cause the policy’s Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the policy and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the policy, (ii) a change of the death benefit option, (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the supplementary benefits added to the policy or the risk classification of the Life Insured.

The No-Lapse Guarantee Period is described under “Definitions” in Appendix A.

While the No-Lapse Guarantee is in effect, we will determine, at the beginning of any Policy Month that a policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policy owner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

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No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

A policy owner may, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	Evidence of the Life Insured’s insurability, satisfactory to the Company, is provided to the Company; and

•

A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the planned premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policy owner’s request or the date we receive the required payment at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

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THE GENERAL ACCOUNT

The general account of John Hancock NY consists of all assets owned by us other than those in Separate Account B and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock NY have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the Net Premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

Cash Value Enhancement Riders

The policy may be issued with one of two optional cash value enhancement riders: (1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to decreases in Face Amount or partial withdrawals. Under the Cash Value Enhancement Plus Rider, there will be no surrender charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the Surrender Charge Period are set forth below:

Cash Value Enhancement Factors (Applicable to Initial Face Amount and Subsequent Increases)
Policy Year	Cash Value Enhancement Rider	Cash Value Enhancement Plus Rider
1	90	100
2	80	100
3	60	100
4	40	100
5	20	100
6+	0	100

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Adding either of the Cash Value Enhancement Riders to a policy will alter certain of the charges under the policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the policy.

Comparative Monthly Charges with Addition of Cash Value Enhancement Riders
Charges	The policy
Premium Charge	7.5% for first 10 Policy Years and 5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.3%)

Charges	The policy with Cash Value Enhancement Rider
Premium Charge	8.5% for first 10 Policy Years and 5.5% thereafter
Asset-Based Risk Charge	0% per Policy Year (guaranteed not to exceed 0.25%)

Charges	The policy with Cash Value Enhancement Plus Rider
Premium Charge	3.25% for first 10 Policy Years and 2.25% thereafter
Asset-Based Risk Charge	0.08% per Policy Year for the first 15 Policy Years (guaranteed not to exceed 0.11%) and 0.02% thereafter (guaranteed not to exceed 0.05%)

Return of Premium Death Benefit Rider

The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the Life Insured after we receive due proof of death. The Return of Premium Rider death benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to the initial premium. Any subsequent premiums will increase the Rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the Rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:

•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or

•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.

Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.

Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is inforce, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions – Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.

No-Lapse Guarantee.  The No-Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.

Policy Owner Rights

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that

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the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

Determine when and how much you invest in the various accounts in which to invest

Borrow or withdraw amounts you have in the accounts

Change the beneficiary who will receive the death benefit

Change the amount of insurance

Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash Surrender Value

Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice to us in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years after the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the Life Insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions taken for the increase.

We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate owned policies, permitting a change of the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

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TAX TREATMENT OF THE POLICY

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy)

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under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs. Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

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Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, John Hancock NY will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

We may delay, for up to six months, the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

Within 30 days after each Policy Anniversary, John Hancock NY will send the policy owner a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other policy transactions made during the period since the last report; and

•	any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of Financial Industry Regulatory Authority (“FINRA”).

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We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15. This schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock NY

The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance

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Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the Policies.

The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

It is possible that in the judgment of the management of John Hancock NY one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the separate account to another separate account and from another separate account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by the Company.

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State Regulation

John Hancock NY is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock NY is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact John Hancock NY’s home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. To the extent required, the company intends to rely upon the exemption set forth in Rule 12h-7 of the Securities Exchange Act of 1934 from the periodic reporting requirements under that act.

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APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance rate for Life Insureds who do not meet, at a minimum, the Company’s underwriting requirements for the standard risk classification.

Attained Age: is the age of the Life Insured on the Policy Date plus the number of whole years that have elapsed since the Policy Date.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.

Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.

Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first monthly deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in the general account of the Company.

Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date the Company issued the policy. The Issue Date is also the date from which the Suicide and Incontesibility provisions of the policy are measured.

Life Insured: is the person whose life is insured under this policy.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential: is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount: is 100% of the policy Net Cash Surrender Value less estimated charges to the next Policy Anniversary, including loan interest.

Minimum Death Benefit: is on any date the Policy Value on that date multiplied by the applicable Minimum Death Benefit percentage for the Attained Age of the Life Insured.

Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee: is a provision of the policy which occurs when the policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period: is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee Period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the Life Insured’s age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular policy is stated in the policy.

No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:

•	the Face Amount of insurance changes.

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•	a Supplementary Benefit is added, changed or terminated.

•	the risk classification of the Life Insured changes.

•	a temporary Additional Rating is added (due to a Face Amount increase), or terminated.

•	the death benefit option changes.

No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date: is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)	is the total amount of loans borrowed as of such date;

(b)	is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c)	is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)	is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Mailing Address: is 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099.

Surrender Charge Period: is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit: is used to determine the surrender charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the policy. The Company will advise the policy owner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request: is the policy owner’s request to the Company which must be in a form satisfactory to the Company, signed and dated by the policy owner, and received at the Service Office.

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In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE

Express Delivery	Mail Delivery
John Hancock Life Insurance Company of New York	John Hancock Life Insurance Company of New York
100 Summit Lake Drive Valhalla, New York 10595	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099

Phone:	Fax:
1-888-267-7784	1-416-926-5809

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-8329 1933 Act File No. 333-85296

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Statement of Additional Information

dated May 1, 2009

for interests in

John Hancock Life Insurance Company of New York Account B (“Registrant”)

Interests are made available under

VUL ACCUMULATOR

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(“John Hancock NY”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at 100 Summit Lake Drive, Valhalla, New York 10595 or telephoning 1-888-267-7784.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the “Account”), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock NY.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by John Hancock Life Insurance Company (U.S.A.), or other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York at December 31, 2008, and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2008, 2007, and 2006 was $224,191,519, $236,021,417, and $128,705,303 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 7% of the target premium paid in years 2-15. Compensation on any premium paid in excess of target premium will not exceed 8% in year 1 and 5% in years 2-15.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

Years Ended December 31, 2008, 2007, and 2006

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the “Company”) as of December 31, 2008 and 2007, and the related statements of operations, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, MA

April 16, 2009

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,

	2008	2007

	(in thousands)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2008—$670,054; 2007—$510,322)	$725,526	$528,685
Investment in unconsolidated affiliate	800	800
Policy loans	43,226	35,092
Short-term investments	514,258	194,215
Other invested assets	79	83

Total Investments	1,283,889	758,875

Cash and cash equivalents	63,746	33,093
Accrued investment income	18,674	18,554
Deferred policy acquisition costs and deferred sales inducements	599,054	431,254
Amounts due from affiliates	17	443
Reinsurance recoverable	54,470	40,308
Embedded derivatives recoverable for certain separate account guarantees	40,182	19,959
Other assets	11,435	9,472
Separate account assets	4,864,500	6,513,671

Total Assets	$6,935,967	$7,825,629

Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$867,327	$634,018
Policyholders’ funds	2,890	2,797
Unearned revenue	41,947	18,054
Unpaid claims and claim expense reserves	6,577	1,762
Amounts due to affiliates	18,166	22,680
Amounts payable for securities	-	5,157
Current income tax payable	16,152	38,588
Deferred income tax liability	61,030	73,425
Embedded derivatives payable for certain separate account guarantees	275,495	48,246
Other liabilities	41,135	31,813
Separate account liabilities	4,864,500	6,513,671

Total Liabilities	6,195,219	7,390,211

Commitments and Legal Proceedings (Note 7)

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,002 and 2,000,001 shares issued and outstanding at December 31, 2008 and 2007, respectively)	2,000	2,000
Additional paid-in capital	413,306	113,306
Retained earnings	298,205	308,478
Accumulated other comprehensive income	27,237	11,634

Total Shareholder’s Equity	740,748	435,418

Total Liabilities and Shareholder’s Equity	$6,935,967	$7,825,629

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,

	2008	2007	2006

	(in thousands)
Revenues
Premiums	$17,894	$5,376	$164
Fee income	162,777	154,376	110,718
Net investment income	173,579	172,360	136,194
Net realized investment and other gains (losses)	10,058	(5,749)	(2,657)

Total revenues	364,308	326,363	244,419

Benefits and expenses
Benefits to policyholders	366,299	75,041	30,548
Amortization of deferred policy acquisition costs and deferred sales inducements	(35,091)	38,260	61,840
Other operating costs and expenses	54,527	50,072	39,655

Total benefits and expenses	385,735	163,373	132,043

(Loss) income before income taxes	(21,427)	162,990	112,376

Income tax (benefit) expense	(11,154)	48,261	39,903

Net (loss) income	$(10,273)	$114,729	$72,473

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

		Additional		Accumulated Other	Total
	Capital	Paid-in	Retained	Comprehensive	Shareholder’s	Outstanding
	Stock	Capital	Earnings	Income	Equity	Shares

	(in thousands)
Balance at January 1, 2006	$2,000	$113,306	$121,276	$69	$236,651	2,000
Comprehensive income:
Net income			72,473		72,473
Other comprehensive income, net of tax:
Net unrealized investment gains				958	958

Comprehensive income					73,431

Balance at December 31, 2006	$2,000	$113,306	$193,749	$1,027	$310,082	2,000
Comprehensive income:
Net income			114,729		114,729
Other comprehensive income, net of tax:
Net unrealized investment gains				10,607	10,607

Comprehensive income					125,336

Balance at December 31, 2007	$2,000	$113,306	$308,478	$11,634	$435,418	2,000
Comprehensive income:
Net loss			(10,273)		(10,273)
Other comprehensive income, net of tax:
Net unrealized investment gains				15,603	15,603

Comprehensive income					5,330

Capital contribution from Parent		300,000			300,000

Balance at December 31, 2008	$2,000	$413,306	$298,205	$27,237	$740,748	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,

	2008	2007	2006

	(in thousands)
Cash flows from operating activities:
Net (loss) income	$(10,273)	$114,729	$72,473
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	(10,058)	5,749	2,657
Increase in reinsurance recoverable	(14,162)	(8,904)	(14,228)
Amortization of deferred policy acquisition costs and deferred sales inducements	(35,091)	38,260	61,840
Capitalization of deferred policy acquisition costs and deferred sales inducements	(142,500)	(139,185)	(114,573)
Increase in accrued investment income	(120)	(1,944)	(4,061)
Decrease in other assets and other liabilities, net	222,832	66,389	40,514
Increase in policyholder liabilities and accruals, net	129,739	31,565	13,641
(Decrease) increase in deferred income taxes	(20,826)	15,075	2,322

Net cash provided by operating activities	119,541	121,734	60,585

Cash flows from investing activities:
Sales of:
Fixed maturities	122,486	30,918	45,385
Maturities of:
Fixed maturities	112,521	108,552	94,433
Purchases of:
Fixed maturities	(389,489)	(293,284)	(243,091)
Other invested assets	(29)	(83)	-
Net purchases of short-term investments	(320,215)	(41,161)	16,675
Policy loans advanced, net	(8,134)	(6,747)	(6,781)
Net change in payable for undeliverable securities	(5,157)	5,160	-

Net cash used in investing activities	(488,017)	(196,645)	(93,379)

Cash flows from financing activities:
Capital contribution from Parent	300,000	-	-
Deposits and interest credited to policyholder account balances	462,623	345,150	224,127
Net transfers to separate accounts from policyholders’ funds	(227,428)	(157,569)	(98,483)
Return of policyholder funds	(136,066)	(105,025)	(91,546)

Net cash provided by financing activities	399,129	82,556	34,098

Net increase in cash and cash equivalents	30,653	7,645	1,304
Cash and cash equivalents at beginning of year	33,093	25,448	24,144

Cash and cash equivalents at end of year	$63,746	$33,093	$25,448

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

(IN THOUSANDS UNLESS OTHERWISE STATED)

Note 1—Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York. These products, including individual life insurance, individual and group fixed and variable annuities, and group pension contracts, are sold through an extensive network of agents, securities dealers, and other financial institutions.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate. Other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts are included in net investment income. Impairments in value deemed to be other-than-temporary are reported as a component of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Derivative Financial Instruments. The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. Deferred policy acquisition costs (“DAC”) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1—Summary of Significant Accounting Policies – (continued)

For annuity, group pension contracts, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are primarily related to group pension contracts and are equal to the total of the policyholder account values before surrender charges. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1—Summary of Significant Accounting Policies – (continued)

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due.

Deposits related to universal life contracts are credited to policyholders’ account balances. Revenues from these contracts, as well as separate accounts, annuities and group pension contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“SFAS No. 161”)

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS No. 133. SFAS No. 161 will be effective for the Company’s financial statements in 2009. The adoption of this guidance is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”)

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels (“Level 1, 2 and 3”) with the most observable input level being Level 1. The impact of changing of valuation methods to comply with SFAS No. 157 resulted in adjustments to actuarial liabilities, which were recorded as a decrease in net income of $14.3 million, net of tax, as of January 1, 2008.

FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN No. 48”)

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company’s financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 retained earnings. Adoption of FIN No. 48 had no material impact on the Company’s Balance Sheets at December 31, 2007 or Statements of Operations for the year ended December 31, 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1—Summary of Significant Accounting Policies – (continued)

AICPA Statement of Position 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”)

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-01 as of January 1, 2007, there was no material impact to the Company’s Balance Sheets or Statements of Operations.

Note 2—Investments

Fixed Maturities

The Company’s investments in fixed maturities classified as available-for-sale are summarized below:

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities:
Corporate securities	$339,083	$22,522	$2,728	$358,877
Debt securities issued by foreign governments	2,010	30	-	2,040
U.S. Treasury securities and obligations of U.S. government corporations and agencies	328,961	35,680	32	364,609

Total fixed maturities available-for-sale	$670,054	$58,232	$2,760	$725,526

	December 31, 2007

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities:
Corporate securities	$212,563	$5,264	$45	$217,782
Debt securities issued by foreign governments	8,596	7	5	8,598
U.S. Treasury securities and obligations of U.S. government corporations and agencies	289,163	13,142	-	302,305

Total fixed maturities available-for-sale	$510,322	$18,413	$50	$528,685

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

Fixed maturities:
Due in one year or less	$112,929	$113,314
Due after one year through five years	289,639	308,203
Due after five years through ten years	168,538	184,464
Due after ten years	98,948	119,545

Total	$670,054	$725,526

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2—Investments – (continued)

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than- temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities — By Investment Age

	Year ended December 31, 2008
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
Corporate securities	$96,056	$2,728	$-	$-	$96,056	$2,728
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,984	32	-	-	9,984	32
Total	$106,040	$2,760	$-	$-	$106,040	$2,760

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2—Investments – (continued)

	Year ended December 31, 2007
	Less than 12 months		12 months or more		Total
	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses
Corporate securities	$-	$-	$7,134	$45	$7,134	$45
Debt securities issued by foreign governments	-	-	5,031	5	5,031	5
Total	$-	$-	$12,165	$50	$12,165	$50

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The Company did not hold any below investment grade fixed maturity securities at December 31, 2008 and December 31, 2007.

At December 31, 2008 and 2007, there were 37 and 5 fixed maturity securities with an aggregate gross unrealized loss of $2,760 and $50, respectively, of which the single largest unrealized loss was $472 and $20, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

There were no non-income producing available-for-sale securities for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $589 and $497 were on deposit with the State of New York as required by law.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 39% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2008 and 2007, total assets of JHIMS were $27,146 and $39,838, respectively, and total liabilities of JHIMS were $25,413 and $37,732, respectively. Income earned from the Company’s investment in JHIMS was $136,734, $139,199, and $112,874 for the years ended December 31, 2008, 2007, and 2006, respectively, and is included in net investment income. For the years ended December 31, 2008, 2007, and 2006, net income of JHIMS was $350,370, $352,922, and $283,029, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2—Investments – (continued)

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,

	2008	2007	2006

Net investment income
Fixed maturities	$30,460	$26,682	$20,004
Policy loans	3,053	2,547	1,727
Short-term investments	4,646	4,605	2,398
Other (1)	136,690	139,203	112,874

Gross investment income	174,849	173,037	137,003

Less investment expenses	1,270	677	809

Net investment income	$173,579	$172,360	$136,194

Net realized investment and other gains (losses)
Fixed maturities	$5,788	$(1,639)	$(2,554)
Short-term investments	8	1	-
Other	4,262	(4,111)	(103)

Net realized investment and other gains (losses)	$10,058	$(5,749)	$(2,657)

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

Gross gains were realized on the sale of available-for-sale securities of $7,454, $443, and $0 for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $148, $0, and $1,131 for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $1,550, $2,082, and $1,562 for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Statements of Operations.

Note 3—Income Taxes

The Company joins with its affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3—Income Taxes – (continued)

The components of income taxes were as follows:

	Years ended December 31,

	2008	2007	2006

Current taxes:
Federal	$9,672	$33,186	$37,581

Deferred taxes:
Federal	(20,826)	15,075	2,322

Total income tax (benefit) expense	$(11,154)	$48,261	$39,903

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2008	2007	2006

Tax at 35%	$(7,500)	$57,047	$39,331
Add (deduct):
Prior year taxes	2,986	(10,962)	(8)
Dividends received deduction	(6,347)	(11,031)	(1,909)
Unrecognized tax benefits	168	13,798	2,411
Other	(461)	(591)	78

Total income tax (benefit) expense	$(11,154)	$48,261	$39,903

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2008	2007

Deferred tax assets:
Differences in computing policy reserves	$107,681	$98,627
Securities and other investments	79,130	12,881
Unearned revenue	14,681	6,319
Other	6,807	3,134

Total deferred tax assets	208,299	120,961

Deferred tax liabilities:
Unrealized gains on investments	14,666	6,511
Deferred policy acquisition costs	170,874	119,002
Reinsurance	67,823	55,890
Deferred sales inducements	15,966	12,983

Total deferred tax liabilities	269,329	194,386

Net deferred tax liabilities	$61,030	$73,425

At December 31, 2008 and December 31, 2007 the Company had $0 of operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3—Income Taxes – (continued)

The Company made income tax payments of $32,024 and $32,462 in 2008 and 2007, respectively. The Company received an income tax refund of $492 in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2003.

The Internal Revenue Service (“IRS”) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The issues under protest were resolved in the third quarter of 2008 and the results of that resolution are reflected in these statements. The IRS commenced an examination of the Company’s income tax returns for years 2004 through 2005 in the third quarter of 2007. It is anticipated that the examination will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,

	2008	2007

Balance, beginning of year	$16,208	$7,322
Additions based on tax positions related to the current year	3,366	4,704
(Reductions) additions for tax positions of prior years	(3,198)	4,182

Balance, end of year	$16,376	$16,208

Included in the balance as of December 31, 2008 and 2007, respectively are $16,376 and $16,208 of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2008, are $0 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $(846), $845, and $354 in interest expense, respectively. The Company had approximately $353 and $1,199 accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 4—Related Party Transactions

Service Agreements

The Company has formal service agreements with MLI and JHUSA. Under these agreements, the Company will pay direct investment and operating expenses incurred by MLI and JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. Costs incurred under the agreements were $47,236, $44,939, and $38,088 for the years ended December 31, 2008, 2007, and 2006, respectively. As of December 31, 2008 and December 31, 2007, the Company had accrued payables of $8,663 and $14,908, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4—Related Party Transactions – (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Capital Stock Transactions

On December 24, 2008, the Company issued one share of common stock to JHUSA for $300 million in cash.

Other

John Hancock Distributors, LLC, a wholly owned subsidiary of JHUSA, is the exclusive distributor of all variable annuity, variable life, and group pension contracts issued by the Company. For the years ended December 31, 2008, 2007, and 2006, the Company was billed underwriting commissions of $138,198, $138,822, and $106,609, respectively. The Company had accrued payables for services provided of $3,591 and $4,383 at December 31, 2008 and 2007, respectively.

The Company had a receivable from JHIMS relating to distributions of $8,907 and $10,585, which was included in accrued investment income at December 31, 2008 and 2007, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements effective November 13, 2007. The Company had $66,091 and $21,795 invested in this pool at December 31, 2008 and 2007, respectively.

Note 5—Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

	Years ended December 31,

	2008		2007		2006

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

Direct	$69,263	$70,116	$34,919	$35,035	$18,448	$18,693

Ceded	(52,222)	(52,222)	(29,659)	(29,659)	(18,529)	(18,529)

Net life premiums	$17,041	$17,894	$5,260	$5,376	$(81)	$164

At December 31, 2008, the Company had treaties with twenty-two reinsurers (twenty non-affiliated and two affiliated). The per policy life risk retained by the Company is capped at a maximum of $100. In 2008, recoveries under these agreements totaled $28,010 on $35,001 of death claims. In 2007, recoveries under these agreements totaled $14,008 on $17,180 of death claims. In 2006, recoveries under these agreements totaled $2,204 on $3,911 of death claims.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6—Pension and Other Postretirement Benefit Plans

The Company participates in a funded qualified defined benefit plan (the “Plan”), which is sponsored by an affiliate, John Hancock Financial Services, Inc. (“JHFS”). Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits are provided based upon length of service and final average compensation. As of July 1,1998, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered employees. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2008, 2007, and 2006, respectively.

The Company also participates in unfunded non-qualified defined benefit plans, which provide supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code, for certain employees. The non-qualified defined benefit plans are sponsored by JHFS.

The Company participates in postretirement medical and life insurance benefit plans for its retired employees and their spouses, which are sponsored by JHFS. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plans’ provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The employee welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company participates in a qualified defined contribution plan sponsored by JHFS. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2008, 2007, and 2006.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7—Commitments and Legal Proceedings

Commitments. The Company leases office space under operating lease agreements, which will expire in March of 2010. Rental expenses were $75, $75, and $94 for the years ended December 31, 2008, 2007, and 2006, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

Operating Leases

2009	$73
2010	18

Total minimum lease payments	$91

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the New York Insurance Department, the New York Attorney General, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8—Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHUSA, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Accumulated Other Comprehensive Income

Balance at January 1, 2006	$69	$69
Gross unrealized investment gains (net of deferred income tax expense of $242)	451	451
Reclassification adjustment for losses realized in net income (net of income tax benefit of $396)	735	735
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $122)	(228)	(228)

Net unrealized investment gains	958	958

Balance at December 31, 2006	$1,027	$1,027

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8—Shareholder’s Equity – (continued)

	Net Unrealized Investment Gains (Losses)	Accumulated Other Comprehensive Income

Balance at January 1, 2007	$1,027	$1,027
Gross unrealized investment gains (net of deferred income tax expense of $6,194)	11,503	11,503
Reclassification adjustment for gains realized in net income (net of income tax expense of $155)	(288)	(288)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $327)	(608)	(608)

Net unrealized investment gains	10,607	10,607

Balance at December 31, 2007	$11,634	$11,634

Gross unrealized investment gains (net of deferred income tax expense of $15,483)	$28,753	$28,753
Reclassification adjustment for gains realized in net income (net of income tax expense of $2,557)	(4,749)	(4,749)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax benefit of $2,971)	(5,514)	(5,514)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $1,554)	(2,887)	(2,887)

Net unrealized investment gains	15,603	15,603

Balance at December 31, 2008	$27,237	$27,237

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2008	2007	2006

Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$55,472	$18,363	$564
Short-term and other investments	62	241	786

Total	55,534	18,604	1,350

Amounts of unrealized investment (losses) gains attributable to:
Deferred policy acquisition costs, deferred sales inducements and unearned revenue liability	(9,190)	(705)	230
Policyholder liabilities	(4,441)	-	-
Deferred income taxes	(14,666)	(6,265)	(553)

Total	(28,297)	(6,970)	(323)

Net unrealized investment gains	$27,237	$11,634	$1,027

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8—Shareholder’s Equity – (continued)

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is New York.

The Company’s statutory net (loss) income for the years ended December 31, 2008, 2007, and 2006 was $(329,444) (unaudited), $66,248, and $55,395, respectively.

The Company’s statutory capital and surplus as of December 31, 2008 and 2007 was $218,287 (unaudited) and $223,839, respectively.

There was a prescribed practice for the year ended December 31, 2008. Additional reserves for guaranteed benefits on variable annuities pursuant to State of New York Regulation 128 of $236,100 were recorded. This reserve adjustment reduced statutory operating income and surplus by $153,465, net of tax. This required adjustment reduced statutory operations and surplus by an amount in excess of the amount required as defined by The National Association of Insurance Commissioners Accounting Practices and Procedures.

Under New York insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Superintendent of Insurance (the “Superintendent”). New York law also limits the aggregate amount of dividends an insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains, if such insurer is a life company.

Note 9—Capital Maintenance Agreement

Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company’s statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

Note 10—Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and group pension contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1—Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10—Segment Information – (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Total

2008

Revenues from external customers	$82,549	$98,123	$(1)	$180,671
Net investment income	11,807	23,333	138,439	173,579
Net realized investment and other gains (losses)	10,408	781	(1,131)	10,058

Revenues	$104,764	$122,237	$137,307	$364,308

Net (loss) income	$(5,102)	$(90,670)	$85,499	$(10,273)

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$214	$21,188	$115,332	$136,734
Carrying value of investments accounted for under the equity method	-	-	800	800
Amortization of deferred policy acquisition costs and deferred sales inducements	(8,081)	(27,010)	-	(35,091)
Income tax (benefit) expense	(2,975)	(59,430)	51,251	(11,154)
Segment assets	$613,523	$5,370,457	$951,987	$6,935,967

	Protection	Wealth Management	Corporate	Total

2007

Revenues from external customers	$61,435	$98,318	$(1)	$159,752
Net investment income	6,925	30,190	135,245	172,360
Net realized investment and other (losses) gains	(5,132)	180	(797)	(5,749)

Revenues	$63,228	$128,688	$134,447	$326,363

Net income	$5,318	$16,335	$93,076	$114,729

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$165	$21,582	$117,452	$139,199
Carrying value of investments accounted for under the equity method	-	-	800	800
Amortization of deferred policy acquisition costs and deferred sales inducements	14,838	23,422	-	38,260
Income tax expense	2,776	5,826	39,659	48,261
Segment assets	$429,618	$6,859,426	$536,585	$7,825,629

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10—Segment Information – (continued)

	Protection	Wealth Management	Corporate	Total

2006

Revenues from external customers	$35,299	$75,583	$-	$110,882
Net investment income	4,497	25,611	106,086	136,194
Net realized investment and other losses	(1,677)	(190)	(790)	(2,657)

Revenues	$38,119	$101,004	$105,296	$244,419

Net (loss) income	$(2,510)	$6,724	$68,259	$72,473

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$98	$17,034	$95,742	$112,874
Carrying value of investments accounted for under the equity method	-	-	800	800
Amortization of deferred policy acquisition costs and deferred sales inducements	24,353	37,487	-	61,840
Income tax (benefit) expense	(964)	3,502	37,365	39,903

The Company operates primarily in the United States and has no reportable major customers.

Note 11—Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2008		2007

	Carrying Value	Fair Value	Carrying Value	Fair Value

Assets:
Fixed maturities:
Available-for-sale	$725,526	$725,526	$528,685	$528,685
Policy loans	43,226	43,226	35,092	35,092
Short-term investments	514,258	514,258	194,215	194,215
Cash and cash equivalents	63,746	63,746	33,093	33,093
Embedded derivatives	40,182	40,182	19,959	19,959
Separate account assets	4,864,500	4,864,500	6,513,671	6,513,671

Liabilities:
Fixed rate deferred and immediate annuities	66,067	65,650	53,833	53,726
Embedded derivatives	275,495	275,495	48,246	48,246

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure.

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11—Fair Value of Financial Instruments – (continued)

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Policy loans – These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments are estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and short-term investments are classified within Level 2.

•

Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11—Fair Value of Financial Instruments – (continued)

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, Government of Canada, provincial and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Embedded Derivatives

As defined in SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”) and Statement of Position (“SOP 03-1”), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, the Company holds assets and liabilities classified as embedded derivatives, which are reported separately on the balance sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”).

Embedded derivatives are recorded in financial statements at fair value, separately from their host contract, and the change in their fair value is reflected in benefits to policyholders. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity’s own credit risk.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11—Fair Value of Financial Instruments – (continued)

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the balance sheets in accordance with SOP 03-1. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008.

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

Assets:
Fixed maturities:
Available-for-sale	$725,526	$-	$725,526	$-
Short-term investments	514,258	-	514,258	-
Separate account assets (1)	4,864,500	4,864,500	-	-
Embedded derivatives	40,182	-	-	40,182

Total assets at fair value	$6,144,466	$4,864,500	$1,239,784	$40,182

Liabilities:
Embedded derivatives	$275,495	$-	$-	$275,495

Total liabilities at fair value	$275,495	$-	$-	$275,495

(1) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11—Fair Value of Financial Instruments – (continued)

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Net Embedded Derivatives

Balance at January 1, 2008	$(28,287)
Net realized/unrealized gains (losses) included in:
Net income (1)	(207,026)
Other comprehensive income	-
Purchases, issuances, (sales) and (settlements), net	-
Transfers in and/or (out) of Level 3, net (2)	-

Balance at December 31, 2008	$(235,313)

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31, 2008	$(207,026)

(1) This amount is included in benefits to policyholders on the statement of operations. All gains and losses on level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(2) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 12—Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Statements of Operations. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12—Certain Separate Accounts – (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,

	2008	2007

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$24	$18
Net amount at risk related to deposits	5	5
Average attained age of contract holders	43	41

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 2001 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals.

Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12—Certain Separate Accounts – (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,

	2008	2007

	(in millions, except for ages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,078	$1,259
Net amount at risk- net of reinsurance	328	3
Average attained age of contract holders	57	58

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,322	$3,348
Net amount at risk- net of reinsurance	656	40
Average attained age of contract holders	57	57

Guaranteed Minimum Income Benefit
Account value	$401	$675
Net amount at risk- net of reinsurance	-	-
Average attained age of contract holders	53	52

Guaranteed Minimum Withdrawal Benefit
Account value	$2,075	$2,514
Net amount at risk	860	9
Average attained age of contract holders	56	54

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,

	2008	2007

	(in millions)
Type of Fund
Domestic Equity	$681	$1,210
International Equity	169	255
Balanced	1,899	2,451
Bonds	298	410
Money Market	155	83

Total	$3,202	$4,409

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12—Certain Separate Accounts – (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2008	$11	$4	$48	$63
Incurred guarantee benefits	(8)	-	-	(8)
Other reserve changes	33	8	229	270

Balance at December 31, 2008	36	12	277	325
Reinsurance recoverable	(1)	(40)	-	(41)

Net balance at December 31, 2008	$35	$(28)	$277	$284

Balance at January 1, 2007	$10	$2	$6	$18
Incurred guarantee benefits	(3)	-	-	(3)
Other reserve changes	4	2	42	48

Balance at December 31, 2007	11	4	48	63
Reinsurance recoverable	-	(20)	-	(20)

Net balance at December 31, 2007	$11	$(16)	$48	$43

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life portion of the GMWB reserves were determined in accordance with SOP 03-1, and the GMIB reinsurance recoverable and GMWB gross reserve were determined in accordance with SFAS No. 133.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

•	Data used included 1,000 stochastically generated investment performance scenarios. For SFAS No. 133 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for SFAS No. 133 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, rider type, commission type and duration. The base lapse rates ranges from 2% to 41.5%.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the SOP 03-1 calculations. The discount rates used for SFAS No. 133 calculations is based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13—Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,

	2008	2007

Balance, beginning of year	$394,160	$299,620
Capitalization	134,192	130,139
Amortization (1)	34,804	(34,784)
Change in unrealized investment gains and losses	(9,805)	(815)

Balance, end of year	$553,351	$394,160

The balance of and changes in deferred sales inducements (“DSI”) as of and for the years ended December 31, were as follows:

	December 31,

	2008	2007

Balance, beginning of year	$37,094	$31,645
Capitalization	8,308	9,046
Amortization (1)	287	(3,476)
Change in unrealized investment gains and losses	14	(121)

Balance, end of year	$45,703	$37,094

(1) In 2008, DAC & DSI amortization includes significant unlocking due to the impact of lower estimated gross profit arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

Note 14—Subsequent Event

Capital Stock Transactions

On March 30, 2009, the Company received a capital contribution of $300 million in the form of cash and fixed maturities from JHUSA in exchange for one share of common stock.

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2008 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company of New York Separate Account B

“Active” sub-accounts

500 Index Trust B Series 0	Global Bond Trust Series 1
500 Index Trust Series 1	Global Real Estate Trust Series 0
Active Bond Trust Series 0	Global Real Estate Trust Series 1
Active Bond Trust Series 1	Global Trust Series 0
All Cap Core Trust Series 0	Global Trust Series 1
All Cap Core Trust Series 1	Health Sciences Trust Series 0
All Cap Growth Trust Series 0	Health Sciences Trust Series 1
All Cap Growth Trust Series 1	High Yield Trust Series 0
All Cap Value Trust Series 0	High Yield Trust Series 1
All Cap Value Trust Series 1	Income & Value Trust Series 0
American Asset Allocation Trust Series 1	Income & Value Trust Series 1
American Blue Chip Income and Growth Trust Series 1	Index Allocation Trust Series 0
American Bond Trust Series 1	International Core Trust Series 0
American Growth Trust Series 1	International Core Trust Series 1
American Growth-Income Trust Series 1	International Equity Index Trust A Series 1
American International Trust Series 1	International Equity Index Trust B Series 0
Blue Chip Growth Trust Series 0	International Opportunities Trust Series 0
Blue Chip Growth Trust Series 1	International Opportunities Trust Series 1
Capital Appreciation Trust Series 0	International Small Cap Trust Series 0
Capital Appreciation Trust Series 1	International Small Cap Trust Series 1
Classic Value Trust Series 0	International Value Trust Series 0
Classic Value Trust Series 1	International Value Trust Series 1
Core Allocation Plus Trust Series 0	Investment Quality Bond Trust Series 0
Core Bond Trust Series 0	Investment Quality Bond Trust Series 1
Core Bond Trust Series 1	Large Cap Trust Series 0
Core Equity Trust Series 0	Large Cap Trust Series 1
Disciplined Diversification Trust Series 0	Large Cap Value Trust Series 0
Emerging Markets Value Trust Series 0	Large Cap Value Trust Series 1
Emerging Small Company Trust Series 0	Lifestyle Aggressive Trust Series 0
Emerging Small Company Trust Series 1	Lifestyle Aggressive Trust Series 1
Equity-Income Trust Series 0	Lifestyle Balanced Trust Series 0
Equity-Income Trust Series 1	Lifestyle Balanced Trust Series 1
Financial Services Trust Series 0	Lifestyle Conservative Trust Series 0
Financial Services Trust Series 1	Lifestyle Conservative Trust Series 1
Franklin Templeton Founding Allocation Trust Series 0	Lifestyle Growth Trust Series 0
Fundamental Value Trust Series 0	Lifestyle Growth Trust Series 1
Fundamental Value Trust Series 1	Lifestyle Moderate Trust Series 0
Global Allocation Trust Series 0	Lifestyle Moderate Trust Series 1
Global Allocation Trust Series 1	Mid Cap Index Trust Series 0
Global Bond Trust Series 0	Mid Cap Index Trust Series 1

Report of Independent Registered Public Accounting Firm

Mid Cap Intersection Trust Series 0	Small Cap Value Trust Series 1
Mid Cap Stock Trust Series 0	Small Company Trust Series 1
Mid Cap Stock Trust Series 1	Small Company Value Trust Series 0
Mid Cap Value Trust Series 0	Small Company Value Trust Series 1
Mid Cap Value Trust Series 1	Strategic Bond Trust Series 0
Mid Value Trust Series 0	Strategic Bond Trust Series 1
Money Market Trust B Series 0	Strategic Income Trust Series 0
Money Market Trust Series 1	Strategic Income Trust Series 1
Natural Resources Trust Series 0	Total Bond Market Trust B Series 0
Natural Resources Trust Series 1	Total Return Trust Series 0
Optimized All Cap Trust Series 0	Total Return Trust Series 1
Optimized All Cap Trust Series 1	Total Stock Market Index Trust Series 0
Optimized Value Trust Series 0	Total Stock Market Index Trust Series 1
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 0
Pacific Rim Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 0
Real Estate Securities Trust Series 0	U.S. High Yield Bond Trust Series 1
Real Estate Securities Trust Series 1	U.S. Large Cap Trust Series 0
Real Return Bond Trust Series 0	U.S. Large Cap Trust Series 1
Real Return Bond Trust Series 1	Utilities Trust Series 0
Science & Technology Trust Series 0	Utilities Trust Series 1
Science & Technology Trust Series 1	Value Trust Series 0
Short-Term Bond Trust Series 0	Value Trust Series 1
Small Cap Growth Trust Series 0	All Asset Portfolio Series 0
Small Cap Growth Trust Series 1	All Asset Portfolio Series 1
Small Cap Index Trust Series 0	Brandes International Equity Trust
Small Cap Index Trust Series 1	Business Opportunity Value Trust
Small Cap Opportunities Trust Series 0	CSI Equity Trust
Small Cap Opportunities Trust Series 1	Frontier Capital Appreciation Trust
Small Cap Value Trust Series 0	Turner Core Growth Trust

“Closed” sub-accounts

Dynamic Growth Trust Series 0	Quantitative Mid Cap Trust Series 1
Dynamic Growth Trust Series 1	Small Cap Trust Series 0
Emerging Growth Trust Series 0	Small Cap Trust Series 1
Emerging Growth Trust Series 1	U.S. Core Trust Series 0
Growth & Income Trust Series 0	U.S. Core Trust Series 1
Managed Trust Series 0	U.S. Global Leaders Growth Trust Series 0
Quantitative Mid Cap Trust Series 0	U.S. Global Leaders Growth Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company of New York Separate Account B (the “Account”), comprised of the active sub-accounts as of December 31, 2008, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2008, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	/s/ ERNST & YOUNG LLP
April 14, 2009	Chartered Accountants
Licensed Public Accountants

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 56,796 shares (cost $825,497)	$638,383
500 Index Trust Series 1 - 55,686 shares (cost $642,975)	438,252
Active Bond Trust Series 0 - 1,691 shares (cost $15,179)	13,378
Active Bond Trust Series 1 - 32,198 shares (cost $306,794)	254,685
All Cap Core Trust Series 0 - 914 shares (cost $17,968)	10,683
All Cap Core Trust Series 1 - 20,271 shares (cost $391,630)	236,967
All Cap Growth Trust Series 0 - 137 shares (cost $1,949)	1,586
All Cap Growth Trust Series 1 - 4,563 shares (cost $75,167)	52,660
All Cap Value Trust Series 0 - 10,329 shares (cost $87,153)	57,842
All Cap Value Trust Series 1 - 24,168 shares (cost $227,285)	135,826
American Asset Allocation Trust Series 1 - 135 shares (cost $1,276)	1,139
American Blue Chip Income and Growth Trust Series 1 - 12,436 shares (cost $163,239)	110,055
American Bond Trust Series 1 - 4,358 shares (cost $54,109)	46,626
American Growth Trust Series 1 - 45,597 shares (cost $879,161)	529,382
American Growth-Income Trust Series 1 - 85,361 shares (cost $1,552,618)	984,213
American International Trust Series 1 - 36,903 shares (cost $841,546)	528,085
Blue Chip Growth Trust Series 0 - 23,563 shares (cost $442,290)	287,475
Blue Chip Growth Trust Series 1 - 37,110 shares (cost $637,940)	453,858
Capital Appreciation Trust Series 0 - 3,798 shares (cost $31,845)	23,813
Capital Appreciation Trust Series 1 - 26,650 shares (cost $237,274)	167,094
Classic Value Trust Series 0 - 10,002 shares (cost $100,214)	63,913
Classic Value Trust Series 1 - 149 shares (cost $1,742)	950
Core Allocation Plus Trust Series 0 - 21 shares (cost $178)	177
Core Bond Trust Series 0 - 4 shares (cost $51)	53
Core Bond Trust Series 1 - 8,808 shares (cost $108,233)	108,608
Core Equity Trust Series 0 - 1,203 shares (cost $8,538)	5,680
Disciplined Diversification Trust Series 0 - 57 shares (cost $624)	505
Dynamic Growth Trust Series 0	—
Dynamic Growth Trust Series 1	—
Emerging Growth Trust Series 0	—
Emerging Growth Trust Series 1	—
Emerging Markets Value Trust Series 0 - 2,010 shares (cost $21,116)	13,528
Emerging Small Company Trust Series 0 - 1,009 shares (cost $21,721)	14,049
Emerging Small Company Trust Series 1 - 1,569 shares (cost $41,033)	21,789
Equity-Income Trust Series 0 - 38,333 shares (cost $598,212)	380,650
Equity-Income Trust Series 1 - 40,954 shares (cost $604,720)	407,905
Financial Services Trust Series 0 - 8,466 shares (cost $108,071)	63,662
Financial Services Trust Series 1 - 10,039 shares (cost $138,729)	75,597
Franklin Templeton Founding Allocation Trust Series 0 - 189 shares (cost $1,581)	1,389
Fundamental Value Trust Series 0 - 10,274 shares (cost $146,403)	100,275
Fundamental Value Trust Series 1 - 58,717 shares (cost $721,462)	574,837
Global Allocation Trust Series 0 - 4,374 shares (cost $40,435)	29,747

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Global Allocation Trust Series 1 - 8,779 shares (cost $98,736)	$59,871
Global Bond Trust Series 0 - 24,598 shares (cost $373,674)	354,462
Global Bond Trust Series 1 - 22,592 shares (cost $332,480)	326,232
Global Real Estate Trust Series 0 - 849 shares (cost $4,907)	5,239
Global Real Estate Trust Series 1 - 64 shares (cost $633)	395
Global Trust Series 0 - 5,465 shares (cost $92,697)	57,546
Global Trust Series 1 - 12,980 shares (cost $198,763)	136,814
Growth & Income Trust Series 0	—
Health Sciences Trust Series 0 - 6,751 shares (cost $86,895)	70,006
Health Sciences Trust Series 1 - 16,643 shares (cost $244,228)	172,259
High Yield Trust Series 0 - 40,162 shares (cost $371,445)	235,348
High Yield Trust Series 1 - 17,435 shares (cost $164,411)	102,692
Income & Value Trust Series 0 - 4,974 shares (cost $50,964)	35,565
Income & Value Trust Series 1 - 19,856 shares (cost $213,302)	141,971
Index Allocation Trust Series 0 - 207 shares (cost $2,015)	2,007
International Core Trust Series 0 - 19,869 shares (cost $258,108)	160,941
International Core Trust Series 1 - 8,386 shares (cost $108,688)	68,092
International Equity Index Trust A Series 1 - 6,775 shares (cost $135,690)	80,892
International Equity Index Trust B Series 0 - 13,198 shares (cost $237,128)	147,285
International Opportunities Trust Series 0 - 21,374 shares (cost $324,741)	176,120
International Opportunities Trust Series 1 - 11,014 shares (cost $192,081)	90,752
International Small Cap Trust Series 0 - 14,939 shares (cost $235,914)	123,994
International Small Cap Trust Series 1 - 6,039 shares (cost $117,968)	50,366
International Value Trust Series 0 - 9,660 shares (cost $143,172)	87,033
International Value Trust Series 1 - 23,428 shares (cost $379,941)	212,254
Investment Quality Bond Trust Series 0 - 17,187 shares (cost $191,416)	177,718
Investment Quality Bond Trust Series 1 - 31,400 shares (cost $364,955)	325,300
Large Cap Trust Series 0 - 1,436 shares (cost $14,984)	12,232
Large Cap Trust Series 1 - 10,107 shares (cost $153,465)	86,413
Large Cap Value Trust Series 0 - 31,113 shares (cost $638,608)	437,140
Large Cap Value Trust Series 1 - 19,893 shares (cost $414,123)	279,502
Lifestyle Aggressive Trust Series 0 - 887,682 shares (cost $7,530,871)	4,820,115
Lifestyle Aggressive Trust Series 1 - 39,625 shares (cost $371,677)	215,166
Lifestyle Balanced Trust Series 0 - 601,129 shares (cost $7,068,567)	5,169,712
Lifestyle Balanced Trust Series 1 - 356,998 shares (cost $4,479,427)	3,066,613
Lifestyle Conservative Trust Series 0 - 11,002 shares (cost $134,218)	113,099
Lifestyle Conservative Trust Series 1 - 33,146 shares (cost $427,657)	340,083
Lifestyle Growth Trust Series 0 - 979,753 shares (cost $12,326,333)	7,838,028
Lifestyle Growth Trust Series 1 - 133,516 shares (cost $1,728,582)	1,066,797
Lifestyle Moderate Trust Series 0 - 66,245 shares (cost $829,674)	606,807
Lifestyle Moderate Trust Series 1 - 58,597 shares (cost $753,700)	536,162
Managed Trust Series 0	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Mid Cap Index Trust Series 0 - 36,988 shares (cost $655,864)	$394,657
Mid Cap Index Trust Series 1 - 16,813 shares (cost $276,422)	179,393
Mid Cap Intersection Trust Series 0 - 158 shares (cost $1,801)	1,067
Mid Cap Stock Trust Series 0 - 30,057 shares (cost $439,907)	263,601
Mid Cap Stock Trust Series 1 - 26,700 shares (cost $375,260)	233,356
Mid Cap Value Trust Series 0 - 9,314 shares (cost $132,753)	67,898
Mid Cap Value Trust Series 1 - 26,660 shares (cost $398,487)	194,882
Mid Value Trust Series 0 - 24,079 shares (cost $268,815)	161,810
Money Market Trust B Series 0 - 6,253,211 shares (cost $6,253,211)	6,253,211
Money Market Trust Series 1 - 173,114 shares (cost $1,731,142)	1,731,142
Natural Resources Trust Series 0 - 21,542 shares (cost $570,232)	287,155
Natural Resources Trust Series 1 - 7,283 shares (cost $216,467)	97,811
Optimized All Cap Trust Series 0 - 5,959 shares (cost $80,738)	51,490
Optimized All Cap Trust Series 1 - 334 shares (cost $3,152)	2,873
Optimized Value Trust Series 0 - 667 shares (cost $9,748)	4,826
Overseas Equity Trust Series 0 - 34,494 shares (cost $382,714)	255,603
Pacific Rim Trust Series 0 - 12,415 shares (cost $117,344)	74,861
Pacific Rim Trust Series 1 - 24,062 shares (cost $261,203)	144,135
Quantitative Mid Cap Trust Series 0	—
Quantitative Mid Cap Trust Series 1	—
Real Estate Securities Trust Series 0 - 40,069 shares (cost $524,835)	282,887
Real Estate Securities Trust Series 1 - 31,596 shares (cost $559,450)	224,331
Real Return Bond Trust Series 0 - 20,736 shares (cost $272,924)	239,506
Real Return Bond Trust Series 1 - 1,846 shares (cost $24,490)	21,529
Science & Technology Trust Series 0 - 18,161 shares (cost $230,042)	150,194
Science & Technology Trust Series 1 - 18,318 shares (cost $226,708)	151,121
Short-Term Bond Trust Series 0 - 3,288 shares (cost $31,031)	22,919
Small Cap Growth Trust Series 0 - 25,525 shares (cost $164,885)	157,744
Small Cap Growth Trust Series 1 - 3,487 shares (cost $21,464)	21,479
Small Cap Index Trust Series 0 - 23,073 shares (cost $341,652)	211,348
Small Cap Index Trust Series 1 - 11,305 shares (cost $162,350)	103,558
Small Cap Opportunities Trust Series 0 - 9,655 shares (cost $202,697)	108,133
Small Cap Opportunities Trust Series 1 - 5,516 shares (cost $115,260)	62,219
Small Cap Trust Series 0	—
Small Cap Trust Series 1	—
Small Cap Value Trust Series 0 - 9,296 shares (cost $148,315)	109,045
Small Cap Value Trust Series 1 - 3,165 shares (cost $45,453)	37,219
Small Company Trust Series 1 - 1,631 shares (cost $23,764)	10,424
Small Company Value Trust Series 0 - 7,625 shares (cost $131,939)	98,665
Small Company Value Trust Series 1 - 18,931 shares (cost $387,872)	245,536
Strategic Bond Trust Series 0 - 4,580 shares (cost $44,819)	38,423
Strategic Bond Trust Series 1 - 31,453 shares (cost $352,382)	264,832

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2008

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Strategic Income Trust Series 0 - 2,502 shares (cost $32,222)	$27,975
Strategic Income Trust Series 1 - 9,376 shares (cost $124,683)	105,013
Total Bond Market Trust B Series 0 - 6,170 shares (cost $61,378)	60,897
Total Return Trust Series 0 - 23,535 shares (cost $325,468)	316,074
Total Return Trust Series 1 - 40,562 shares (cost $553,451)	546,372
Total Stock Market Index Trust Series 0 - 5,560 shares (cost $64,847)	44,312
Total Stock Market Index Trust Series 1 - 9,275 shares (cost $105,537)	73,919
U.S. Core Trust Series 0	—
U.S. Core Trust Series 1	—
U.S. Global Leaders Growth Trust Series 0	—
U.S. Global Leaders Growth Trust Series 1	—
U.S. Government Securities Trust Series 0 - 38,876 shares (cost $484,214)	471,174
U.S. Government Securities Trust Series 1 - 48,658 shares (cost $639,191)	592,168
U.S. High Yield Bond Trust Series 0 - 10,241 shares (cost $127,815)	94,216
U.S. High Yield Bond Trust Series 1 - 1,667 shares (cost $21,010)	15,321
U.S. Large Cap Trust Series 0 - 35,930 shares (cost $550,928)	338,821
U.S. Large Cap Trust Series 1 - 22,166 shares (cost $309,964)	209,467
Utilities Trust Series 0 - 28,529 shares (cost $377,580)	232,795
Utilities Trust Series 1 - 8,251 shares (cost $110,658)	67,328
Value Trust Series 0 - 4,126 shares (cost $53,570)	40,559
Value Trust Series 1 - 27,693 shares (cost $474,862)	272,504
Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio Series 0 - 595 shares (cost $5,453)	$5,492
All Asset Portfolio Series 1 - 2,384 shares (cost $27,928)	22,002
Brandes International Equity Trust - 149 shares (cost $2,220)	1,409
Business Opportunity Value Trust - 245 shares (cost $2,662)	1,887
CSI Equity Trust - 3,971 shares (cost $59,495)	41,858
Frontier Capital Appreciation Trust - 60 shares (cost $1,359)	825
Turner Core Growth Trust - 174 shares (cost $2,666)	1,684

Total Assets	$51,369,294

Contract Owners’ Equity

Variable universal life insurance contracts	$51,369,294

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$15,351	$11,048	$4,607	$19,614

Net investment income (loss)	15,351	11,048	4,607	19,614

Realized gains (losses) on investments:
Capital gain distributions	2,629	—	—	—
Net realized gains (losses)	(28,264)	1,606	30,989	58,444

Realized gains (losses)	(25,635)	1,606	30,989	58,444
Unrealized appreciation (depreciation) during the period	(202,193)	1,038	(305,928)	(36,203)

Net increase (decrease) in assets from operations	(212,477)	13,692	(270,332)	41,855

Changes from principal transactions:
Transfer of net premiums	369,367	86,308	66,655	152,898
Transfer on terminations	(53,562)	(27,536)	(67,902)	(149,212)
Transfer on policy loans	—	—	(31)	(27)
Net interfund transfers	119,053	158,089	(153,072)	(100,607)

Net increase (decrease) in assets from principal transactions	434,858	216,861	(154,350)	(96,948)

Total increase (decrease) in assets	222,381	230,553	(424,682)	(55,093)
Assets, beginning of period	416,002	185,449	862,934	918,027

Assets, end of period	$638,383	$416,002	$438,252	$862,934

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (n)

$705	$79	$15,951	$32,169	$215

705	79	15,951	32,169	215

—	—	—	—	18
(124)	10	(4,381)	644	(103)

(124)	10	(4,381)	644	(85)
(1,746)	(58)	(43,240)	(18,281)	38

(1,165)	31	(31,670)	14,532	168

4,840	1,601	13,369	36,769	—
(2,768)	(865)	(12,938)	(16,477)	(145)
—	—	(16,060)	(12)	—
10,874	675	(65,933)	(17,672)	5,469

12,946	1,411	(81,562)	2,608	5,324

11,781	1,442	(113,232)	17,140	5,492
1,597	155	367,917	350,777	—

$13,378	$1,597	$254,685	$367,917	$5,492

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Income:
Dividend income distribution	$1,409	$1,615	$266	$136

Net investment income (loss)	1,409	1,615	266	136

Realized gains (losses) on investments:
Capital gain distributions	73	—	—	—
Net realized gains (losses)	(89)	1	(617)	18

Realized gains (losses)	(16)	1	(617)	18
Unrealized appreciation (depreciation) during the period	(5,724)	53	(6,645)	(640)

Net increase (decrease) in assets from operations	(4,331)	1,669	(6,996)	(486)

Changes from principal transactions:
Transfer of net premiums	3,400	3,400	3,907	12,528
Transfer on terminations	(889)	(608)	(2,895)	(1,707)
Transfer on policy loans	—	—	—	—
Net interfund transfers	—	—	86	6,246

Net increase (decrease) in assets from principal transactions	2,511	2,792	1,098	17,067

Total increase (decrease) in assets	(1,820)	4,461	(5,898)	16,581
Assets, beginning of period	23,822	19,361	16,581	—

Assets, end of period	$22,002	$23,822	$10,683	$16,581

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$5,691	$5,772	$8	$1	$238	$52

5,691	5,772	8	1	238	52

—	—	—	—	—	—
2,916	28,874	(199)	12	244	11,768

2,916	28,874	(199)	12	244	11,768
(162,490)	(30,747)	(371)	3	(36,110)	(318)

(153,883)	3,899	(562)	16	(35,628)	11,502

22,703	40,646	1,421	867	10,820	16,755
(24,604)	(27,004)	(790)	(360)	(10,188)	(36,987)
(32)	(25)	—	—	—	—
10,429	231,189	729	149	2,872	1

8,496	244,806	1,360	656	3,504	(20,231)

(145,387)	248,705	798	672	(32,124)	(8,729)
382,354	133,649	788	116	84,784	93,513

$236,967	$382,354	$1,586	$788	$52,660	$84,784

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$581	$568	$1,379	$2,951

Net investment income (loss)	581	568	1,379	2,951

Realized gains (losses) on investments:
Capital gain distributions	919	16,908	3,737	70,494
Net realized gains (losses)	(8,950)	(16)	(1,534)	1,158

Realized gains (losses)	(8,031)	16,892	2,203	71,652
Unrealized appreciation (depreciation) during the period	(11,522)	(17,889)	(56,472)	(61,663)

Net increase (decrease) in assets from operations	(18,972)	(429)	(52,890)	12,940

Changes from principal transactions:
Transfer of net premiums	38,031	8,211	6,762	7,190
Transfer on terminations	(11,597)	(4,342)	(5,961)	(5,167)
Transfer on policy loans	—	—	—	—
Net interfund transfers	6,581	30,406	20,288	7

Net increase (decrease) in assets from principal transactions	33,015	34,275	21,089	2,030

Total increase (decrease) in assets	14,043	33,846	(31,801)	14,970
Assets, beginning of period	43,799	9,953	167,627	152,657

Assets, end of period	$57,842	$43,799	$135,826	$167,627

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
American Asset Allocation Trust Series 1	American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/08 (m)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$33	$5,485	$2,580	$4,218	$917

33	5,485	2,580	4,218	917

—	1,190	17,613	1	8
(16)	(19,002)	603	(1,049)	4

(16)	(17,812)	18,216	(1,048)	12
(137)	(38,730)	(20,629)	(7,235)	(260)

(120)	(51,057)	167	(4,065)	669

964	46,478	61,363	11,890	17,405
(399)	(22,767)	(17,351)	(6,125)	(2,573)
—	—	—	—	—
694	16,093	11,843	9,450	17,691

1,259	39,804	55,855	15,215	32,523

1,139	(11,253)	56,022	11,150	33,192
—	121,308	65,286	35,476	2,284

$1,139	$110,055	$121,308	$46,626	$35,476

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$14,533	$5,575	$29,481	$38,032

Net investment income (loss)	14,533	5,575	29,481	38,032

Realized gains (losses) on investments:
Capital gain distributions	6,585	53,816	23,354	56,790
Net realized gains (losses)	(16,961)	23,568	(19,011)	15,059

Realized gains (losses)	(10,376)	77,384	4,343	71,849
Unrealized appreciation (depreciation) during the period	(348,273)	(34,562)	(623,659)	(56,760)

Net increase (decrease) in assets from operations	(344,116)	48,397	(589,835)	53,121

Changes from principal transactions:
Transfer of net premiums	215,570	115,090	373,913	313,457
Transfer on terminations	(94,324)	(54,743)	(56,677)	(42,238)
Transfer on policy loans	(17,580)	—	—	—
Net interfund transfers	193,274	152,203	(17,190)	13,731

Net increase (decrease) in assets from principal transactions	296,940	212,550	300,046	284,950

Total increase (decrease) in assets	(47,176)	260,947	(289,789)	338,071
Assets, beginning of period	576,558	315,611	1,274,002	935,931

Assets, end of period	$529,382	$576,558	$984,213	$1,274,002

See accompanying notes.

Sub-Account
American International Trust Series 1		Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$28,089	$11,180	$1,134	$792	$2,081	$5,475

28,089	11,180	1,134	792	2,081	5,475

12,310	44,915	3,210	—	11,200	—
(8,218)	12,619	(9,687)	2,717	3,252	50,451

4,092	57,534	(6,477)	2,717	14,452	50,451
(358,085)	13,248	(161,930)	6,574	(363,799)	34,466

(325,904)	81,962	(167,273)	10,083	(347,266)	90,392

167,652	121,926	96,103	98,096	62,415	96,759
(87,323)	(49,977)	(39,571)	(19,296)	(41,445)	(81,691)
(25)	(37)	—	—	(4,734)	(13,916)
165,595	206,492	282,407	15,083	(1,340)	(12,511)

245,899	278,404	338,939	93,883	14,896	(11,359)

(80,005)	360,366	171,666	103,966	(332,370)	79,033
608,090	247,724	115,809	11,843	786,228	707,195

$528,085	$608,090	$287,475	$115,809	$453,858	$786,228

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Brandes International Equity Trust	Business Opportunity Value Trust
	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/08 (n)
Income:
Dividend income distribution	$67	—

Net investment income (loss)	67	—

Realized gains (losses) on investments:
Capital gain distributions	115	—
Net realized gains (losses)	(66)	(70)

Realized gains (losses)	49	(70)
Unrealized appreciation (depreciation) during the period	(811)	(775)

Net increase (decrease) in assets from operations	(695)	(845)

Changes from principal transactions:
Transfer of net premiums	—	—
Transfer on terminations	(164)	(292)
Transfer on policy loans	—	—
Net interfund transfers	2,268	3,024

Net increase (decrease) in assets from principal transactions	2,104	2,732

Total increase (decrease) in assets	1,409	1,887
Assets, beginning of period	—	—

Assets, end of period	$1,409	$1,887

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1		Classic Value Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$155	$16	$1,059	$720	$1,814	$853

155	16	1,059	720	1,814	853

—	8	—	975	652	4,827
(578)	117	(1,074)	1,226	(6,088)	(157)

(578)	125	(1,074)	2,201	(5,436)	4,670
(8,294)	163	(97,205)	22,982	(24,274)	(11,795)

(8,717)	304	(97,220)	25,903	(27,896)	(6,272)

5,084	2,191	36,117	35,826	44,884	37,429
(3,938)	(1,404)	(26,181)	(25,044)	(10,577)	(15,918)
—	—	—	—	—	—
26,132	2,525	1,767	2,767	11,847	13,878

27,278	3,312	11,703	13,549	46,154	35,389

18,561	3,616	(85,517)	39,452	18,258	29,117
5,252	1,636	252,611	213,159	45,655	16,538

$23,813	$5,252	$167,094	$252,611	$63,913	$45,655

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 1		Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (m)
Income:
Dividend income distribution	$27	$56	$1

Net investment income (loss)	27	56	1

Realized gains (losses) on investments:
Capital gain distributions	37	338	—
Net realized gains (losses)	(1,199)	26	(1)

Realized gains (losses)	(1,162)	364	(1)
Unrealized appreciation (depreciation) during the period	56	(919)	(2)

Net increase (decrease) in assets from operations	(1,079)	(499)	(2)

Changes from principal transactions:
Transfer of net premiums	1,021	2,423	—
Transfer on terminations	(2,031)	(883)	—
Transfer on policy loans	—	—	—
Net interfund transfers	—	75	179

Net increase (decrease) in assets from principal transactions	(1,010)	1,615	179

Total increase (decrease) in assets	(2,089)	1,116	177
Assets, beginning of period	3,039	1,923	—

Assets, end of period	$950	$3,039	$177

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Core Bond Trust Series 0		Core Bond Trust Series 1		Core Equity Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3	$48	$4,714	$1,168	$1,122	—

3	48	4,714	1,168	1,122	—

—	—	—	—	101	41
(11)	—	(4)	9	(613)	6

(11)	—	(4)	9	(512)	47
33	(32)	224	(153)	(2,758)	(114)

25	16	4,934	1,024	(2,148)	(67)

—	—	2,334	2,333	6,439	2,058
(21)	(30)	(1,534)	(636)	(2,651)	(1,366)
—	—	—	—	—	—
(1,318)	1,381	84,797	—	3,014	235

(1,339)	1,351	85,597	1,697	6,802	927

(1,314)	1,367	90,531	2,721	4,654	860
1,367	—	18,077	15,356	1,026	166

$53	$1,367	$108,608	$18,077	$5,680	$1,026

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	CSI Equity Trust		Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/08 (m)
Income:
Dividend income distribution	$566	$248	$7

Net investment income (loss)	566	248	7

Realized gains (losses) on investments:
Capital gain distributions	47	2,400	—
Net realized gains (losses)	(4,260)	(19)	(13)

Realized gains (losses)	(4,213)	2,381	(13)
Unrealized appreciation (depreciation) during the period	(15,179)	(2,458)	(119)

Net increase (decrease) in assets from operations	(18,826)	171	(125)

Changes from principal transactions:
Transfer of net premiums	40,732	25,469	—
Transfer on terminations	(7,252)	(2,943)	(58)
Transfer on policy loans	—	—	—
Net interfund transfers	—	4,507	688

Net increase (decrease) in assets from principal transactions	33,480	27,033	630

Total increase (decrease) in assets	14,654	27,204	505
Assets, beginning of period	27,204	—	—

Assets, end of period	$41,858	$27,204	$505

(n)	Fund available in prior year but no activity.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(l)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Dynamic Growth Trust Series 0		Dynamic Growth Trust Series 1		Emerging Growth Trust Series 0
Year Ended Dec. 31/8 (l)	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/08 (l)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07

—	—	—	—	$616	$260

—	—	—	—	616	260

—	—	—	—	1,368	41,602
—	—	7,032	4,153	(141,043)	(811)

—	—	7,032	4,153	(139,675)	40,791
—	—	(11,478)	577	36,894	(37,529)

—	—	(4,446)	4,730	(102,165)	3,522

23	46	1,721	6,604	45,850	48,125
(20)	(40)	(1,404)	(22,171)	(11,285)	(8,868)
—	—	—	8,461	(1)	(230)
(9)	—	(41,846)	(549)	(99,076)	4,285

(6)	6	(41,529)	(7,655)	(64,512)	43,312

(6)	6	(45,975)	(2,925)	(166,677)	46,834
6	—	45,975	48,900	166,677	119,843

—	$6	—	$45,975	—	$166,677

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Growth Trust Series 1		Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)
Income:
Dividend income distribution	$121	$38	$473	$2

Net investment income (loss)	121	38	473	2

Realized gains (losses) on investments:
Capital gain distributions	276	8,950	—	5
Net realized gains (losses)	(28,922)	(499)	(1,063)	3

Realized gains (losses)	(28,646)	8,451	(1,063)	8
Unrealized appreciation (depreciation) during the period	11,296	(7,335)	(7,589)	—

Net increase (decrease) in assets from operations	(17,229)	1,154	(8,179)	10

Changes from principal transactions:
Transfer of net premiums	3,693	4,002	10,590	186
Transfer on terminations	(7,209)	(1,498)	(2,275)	(76)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(12,390)	—	13,130	142

Net increase (decrease) in assets from principal transactions	(15,906)	2,504	21,445	252

Total increase (decrease) in assets	(33,135)	3,658	13,266	262
Assets, beginning of period	33,135	29,477	262	—

Assets, end of period	—	$33,135	$13,528	$262

(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(f)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1		Equity-Income Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	—	—	$13,008	$10,367

—	—	—	—	13,008	10,367

5	576	17	12,868	11,079	40,275
(562)	(12)	(2,821)	(950)	(67,581)	(774)

(557)	564	(2,804)	11,918	(56,502)	39,501
(7,060)	(650)	(13,816)	(7,710)	(166,380)	(51,804)

(7,617)	(86)	(16,620)	4,208	(209,874)	(1,936)

8,742	7,126	5,439	3,663	155,590	385,855
(1,973)	(673)	(4,573)	(12,005)	(50,628)	(37,285)
—	(118)	(34)	6,217	—	—
4,201	3,683	(1,345)	(18,255)	70,475	57,825

10,970	10,018	(513)	(20,380)	175,437	406,395

3,353	9,932	(17,133)	(16,172)	(34,437)	404,459
10,696	764	38,922	55,094	415,087	10,628

$14,049	$10,696	$21,789	$38,922	$380,650	$415,087

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$13,910	$17,952	$824	$674

Net investment income (loss)	13,910	17,952	824	674

Realized gains (losses) on investments:
Capital gain distributions	15,590	70,636	3,868	10,527
Net realized gains (losses)	(71,762)	9,796	(18,046)	(108)

Realized gains (losses)	(56,172)	80,432	(14,178)	10,419
Unrealized appreciation (depreciation) during the period	(175,997)	(79,238)	(27,228)	(17,211)

Net increase (decrease) in assets from operations	(218,259)	19,146	(40,582)	(6,118)

Changes from principal transactions:
Transfer of net premiums	50,318	77,693	30,085	19,710
Transfer on terminations	(51,890)	(45,242)	(16,531)	(5,566)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(15,029)	100,127	19,808	61,996

Net increase (decrease) in assets from principal transactions	(16,601)	132,578	33,362	76,140

Total increase (decrease) in assets	(234,860)	151,724	(7,220)	70,022
Assets, beginning of period	642,765	491,041	70,882	860

Assets, end of period	$407,905	$642,765	$63,662	$70,882

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0	Frontier Capital Appreciation Trust
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (m)	Year Ended Dec. 31/08 (n)

$960	$1,839	$50	—

960	1,839	50	—

6,062	20,157	—	22
388	7,766	(50)	(47)

6,450	27,923	(50)	(25)
(66,188)	(40,092)	(193)	(535)

(58,778)	(10,330)	(193)	(560)

8,781	7,252	449	—
(5,867)	(6,712)	(222)	(127)
—	—	—	—
(1,195)	4,826	1,355	1,512

1,719	5,366	1,582	1,385

(57,059)	(4,964)	1,389	825
132,656	137,620	—	—

$75,597	$132,656	$1,389	$825

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,240	$2,839	$6,449	$7,069

Net investment income (loss)	1,240	2,839	6,449	7,069

Realized gains (losses) on investments:
Capital gain distributions	1,152	6,248	4,619	17,138
Net realized gains (losses)	(19,382)	193	(16,536)	6,172

Realized gains (losses)	(18,230)	6,441	(11,917)	23,310
Unrealized appreciation (depreciation) during the period	(40,786)	(5,357)	(172,667)	(12,341)

Net increase (decrease) in assets from operations	(57,776)	3,923	(178,135)	18,038

Changes from principal transactions:
Transfer of net premiums	77,476	142,352	34,575	53,002
Transfer on terminations	(26,868)	(19,272)	(31,030)	(22,491)
Transfer on policy loans	—	—	(11)	(10)
Net interfund transfers	(78,648)	58,113	288,668	117,986

Net increase (decrease) in assets from principal transactions	(28,040)	181,193	292,202	148,487

Total increase (decrease) in assets	(85,816)	185,116	114,067	166,525
Assets, beginning of period	186,091	975	460,770	294,245

Assets, end of period	$100,275	$186,091	$574,837	$460,770

See accompanying notes.

Sub-Account
Global Allocation Trust Series 0		Global Allocation Trust Series 1		Global Bond Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$2,136	$661	$4,300	$5,222	$1,111	$11,564

2,136	661	4,300	5,222	1,111	11,564

19	854	147	8,018	—	—
(1,648)	9	364	1,288	144	(168)

(1,629)	863	511	9,306	144	(168)
(9,182)	(1,515)	(34,996)	(11,197)	(22,068)	3,709

(8,675)	9	(30,185)	3,331	(20,813)	15,105

10,750	1,090	14,128	14,420	68,098	43,339
(1,603)	(819)	(4,247)	(4,207)	(18,295)	(11,287)
—	—	—	—	—	—
16,253	12,538	(3,035)	19,783	146,271	18,863

25,400	12,809	6,846	29,996	196,074	50,915

16,725	12,818	(23,339)	33,327	175,261	66,020
13,022	204	83,210	49,883	179,201	113,181

$29,747	$13,022	$59,871	$83,210	$354,462	$179,201

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 1		Global Real Estate Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (m)
Income:
Dividend income distribution	$1,907	$23,114	$316

Net investment income (loss)	1,907	23,114	316

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	1,459	551	(1,868)

Realized gains (losses)	1,459	551	(1,868)
Unrealized appreciation (depreciation) during the period	(17,097)	7,304	332

Net increase (decrease) in assets from operations	(13,731)	30,969	(1,220)

Changes from principal transactions:
Transfer of net premiums	21,051	40,570	1,897
Transfer on terminations	(15,989)	(10,336)	(263)
Transfer on policy loans	295	4	—
Net interfund transfers	(13,346)	9,480	4,825

Net increase (decrease) in assets from principal transactions	(7,989)	39,718	6,459

Total increase (decrease) in assets	(21,720)	70,687	5,239
Assets, beginning of period	347,952	277,265	—

Assets, end of period	$326,232	$347,952	$5,239

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Global Real Estate Trust Series 1	Global Trust Series 0		Global Trust Series 1
Year Ended Dec. 31/08 (m)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$24	$1,581	$1,072	$3,719	$5,414

24	1,581	1,072	3,719	5,414

—	—	3,218	—	12,758
(9)	(1,640)	393	2,172	25,154

(9)	(1,640)	3,611	2,172	37,912
(238)	(31,732)	(5,239)	(83,542)	(40,227)

(223)	(31,791)	(556)	(77,651)	3,099

—	11,330	19,264	24,843	31,389
(37)	(5,308)	(1,937)	(6,175)	(53,047)
—	—	—	—	—
655	25,620	4,219	(986)	(17,790)

618	31,642	21,546	17,682	(39,448)

395	(149)	20,990	(59,969)	(36,349)
—	57,695	36,705	196,783	233,132

$395	$57,546	$57,695	$136,814	$196,783

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Growth & Income Trust Series 0		Health Sciences Trust Series 0
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$289	$782	—	—

Net investment income (loss)	289	782	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	4,100	1,012	6,479
Net realized gains (losses)	(9,589)	35	(5,913)	96

Realized gains (losses)	(9,589)	4,135	(4,901)	6,575
Unrealized appreciation (depreciation) during the period	4,270	(4,316)	(15,172)	(1,725)

Net increase (decrease) in assets from operations	(5,030)	601	(20,073)	4,850

Changes from principal transactions:
Transfer of net premiums	9,557	36,272	15,151	23,116
Transfer on terminations	(4,015)	(8,144)	(9,359)	(9,321)
Transfer on policy loans	—	—	(1)	(164)
Net interfund transfers	(60,928)	25,520	36,433	10,851

Net increase (decrease) in assets from principal transactions	(55,386)	53,648	42,224	24,482

Total increase (decrease) in assets	(60,416)	54,249	22,151	29,332
Assets, beginning of period	60,416	6,167	47,855	18,523

Assets, end of period	—	$60,416	$70,006	$47,855

(ad)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Health Sciences Trust Series 1		High Yield Trust Series 0		High Yield Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$27,377	$24,765	$12,734	$19,212

—	—	27,377	24,765	12,734	19,212

5,169	43,822	—	—	—	—
7,064	1,537	(6,233)	(76)	(3,221)	509

12,233	45,359	(6,233)	(76)	(3,221)	509
(86,043)	(10,638)	(113,485)	(23,028)	(53,059)	(17,420)

(73,810)	34,721	(92,341)	1,661	(43,546)	2,301

15,509	17,481	54,895	55,563	13,275	29,231
(20,567)	(9,452)	(13,571)	(8,932)	(16,234)	(12,257)
—	—	—	—	—	—
(3,577)	22,200	68,229	31,840	(7,740)	(3,556)

(8,635)	30,229	109,553	78,471	(10,699)	13,418

(82,445)	64,950	17,212	80,132	(54,245)	15,719
254,704	189,754	218,136	138,004	156,937	141,218

$172,259	$254,704	$235,348	$218,136	$102,692	$156,937

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 0		Income & Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,329	$473	$5,735	$8,318

Net investment income (loss)	1,329	473	5,735	8,318

Realized gains (losses) on investments:
Capital gain distributions	401	1,707	4,029	15,775
Net realized gains (losses)	(2,310)	(29)	248	2,135

Realized gains (losses)	(1,909)	1,678	4,277	17,910
Unrealized appreciation (depreciation) during the period	(11,490)	(3,909)	(73,626)	(24,598)

Net increase (decrease) in assets from operations	(12,070)	(1,758)	(63,614)	1,630

Changes from principal transactions:
Transfer of net premiums	29,243	343	8,260	33,916
Transfer on terminations	(6,064)	(921)	(8,925)	(11,801)
Transfer on policy loans	—	—	—	—
Net interfund transfers	1,213	25,579	(8,579)	2,834

Net increase (decrease) in assets from principal transactions	24,392	25,001	(9,244)	24,949

Total increase (decrease) in assets	12,322	23,243	(72,858)	26,579
Assets, beginning of period	23,243	—	214,829	188,250

Assets, end of period	$35,565	$23,243	$141,971	$214,829

(n)	Fund available in prior year but no activity.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Index Allocation Trust Series 0	International Core Trust Series 0		International Core Trust Series 1
Year Ended Dec. 31/08 (m)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$5	$11,631	$2,620	$4,900	$2,675

5	11,631	2,620	4,900	2,675

—	2,869	15,362	1,304	15,497
(11)	(18,408)	(421)	2,176	20,595

(11)	(15,539)	14,941	3,480	36,092
(9)	(85,056)	(12,136)	(50,994)	(23,538)

(15)	(88,964)	5,425	(42,614)	15,229

28	72,668	107,687	9,128	10,756
(47)	(22,107)	(10,732)	(13,670)	(10,108)
—	—	—	129	(9)
2,041	63,194	33,527	6,531	(33,617)

2,022	113,755	130,482	2,118	(32,978)

2,007	24,791	135,907	(40,496)	(17,749)
—	136,150	243	108,588	126,337

$2,007	$160,941	$136,150	$68,092	$108,588

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$2,583	$3,669	$5,742	$4,217

Net investment income (loss)	2,583	3,669	5,742	4,217

Realized gains (losses) on investments:
Capital gain distributions	757	4,665	1,358	5,946
Net realized gains (losses)	899	29,070	(12,976)	(37)

Realized gains (losses)	1,656	33,735	(11,618)	5,909
Unrealized appreciation (depreciation) during the period	(66,168)	(24,690)	(89,232)	(2,527)

Net increase (decrease) in assets from operations	(61,929)	12,714	(95,108)	7,599

Changes from principal transactions:
Transfer of net premiums	2,976	10,308	76,135	33,434
Transfer on terminations	(6,006)	(3,775)	(23,849)	(11,444)
Transfer on policy loans	305	(217)	(1,114)	(2,364)
Net interfund transfers	31,267	(42,958)	41,341	94,543

Net increase (decrease) in assets from principal transactions	28,542	(36,642)	92,513	114,169

Total increase (decrease) in assets	(33,387)	(23,928)	(2,595)	121,768
Assets, beginning of period	114,279	138,207	149,880	28,112

Assets, end of period	$80,892	$114,279	$147,285	$149,880

See accompanying notes.

Sub-Account
International Opportunities Trust Series 0		International Opportunities Trust Series 1		International Small Cap Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3,482	$3,063	$1,809	$2,530	$5,304	$1,853

3,482	3,063	1,809	2,530	5,304	1,853

8,392	34,591	6,070	30,596	1,401	15,845
(9,048)	975	(2,420)	2,791	(13,399)	991

(656)	35,566	3,650	33,387	(11,998)	16,836
(145,148)	(6,376)	(96,498)	(8,184)	(93,411)	(19,275)

(142,322)	32,253	(91,039)	27,733	(100,105)	(586)

75,368	65,684	7,239	12,310	68,567	34,406
(16,396)	(9,464)	(7,655)	(4,293)	(12,540)	(7,110)
—	—	—	—	—	—
35,749	20,569	(1,327)	118,319	76,075	47,649

94,721	76,789	(1,743)	126,336	132,102	74,945

(47,601)	109,042	(92,782)	154,069	31,997	74,359
223,721	114,679	183,534	29,465	91,997	17,638

$176,120	$223,721	$90,752	$183,534	$123,994	$91,997

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust Series 1		International Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$2,284	$4,040	$4,316	$3,042

Net investment income (loss)	2,284	4,040	4,316	3,042

Realized gains (losses) on investments:
Capital gain distributions	1,184	39,856	2,812	10,006
Net realized gains (losses)	(1,280)	18,446	(9,148)	1,181

Realized gains (losses)	(96)	58,302	(6,336)	11,187
Unrealized appreciation (depreciation) during the period	(57,076)	(49,574)	(48,989)	(9,101)

Net increase (decrease) in assets from operations	(54,888)	12,768	(51,009)	5,128

Changes from principal transactions:
Transfer of net premiums	10,261	15,076	43,307	48,400
Transfer on terminations	(5,101)	(67,797)	(14,790)	(9,996)
Transfer on policy loans	—	3,463	—	—
Net interfund transfers	(2,363)	2,365	12,624	17,102

Net increase (decrease) in assets from principal transactions	2,797	(46,893)	41,141	55,506

Total increase (decrease) in assets	(52,091)	(34,125)	(9,868)	60,634
Assets, beginning of period	102,457	136,582	96,901	36,267

Assets, end of period	$50,366	$102,457	$87,033	$96,901

See accompanying notes.

Sub-Account
International Value Trust Series 1		Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
Year Ended Dec. 31/08	Year Ended. Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$11,072	$18,007	$10,604	$1,204	$23,116	$37,267

11,072	18,007	10,604	1,204	23,116	37,267

10,898	65,078	—	—	—	—
(18,649)	33,127	(187)	24	(18,593)	(2,501)

(7,751)	98,205	(187)	24	(18,593)	(2,501)
(183,577)	(79,360)	(13,584)	(459)	(16,522)	(9,555)

(180,256)	36,852	(3,167)	769	(11,999)	25,211

39,942	44,614	4,433	3,784	14,708	34,571
(28,290)	(22,074)	(3,855)	(2,506)	(13,532)	(12,613)
601	(447)	—	—	(6,416)	(16,259)
(58,264)	(44,164)	167,020	7	(95,083)	1,741

(46,011)	(22,071)	167,598	1,285	(100,323)	7,440

(226,267)	14,781	164,431	2,054	(112,322)	32,651
438,521	423,740	13,287	11,233	437,622	404,971

$212,254	$438,521	$177,718	$13,287	$325,300	$437,622

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 0		Large Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$257	$8	$1,749	$1,383

Net investment income (loss)	257	8	1,749	1,383

Realized gains (losses) on investments:
Capital gain distributions	—	59	—	10,401
Net realized gains (losses)	(1,041)	(2)	(22,105)	641

Realized gains (losses)	(1,041)	57	(22,105)	11,042
Unrealized appreciation (depreciation) during the period	(2,631)	(122)	(47,386)	(20,363)

Net increase (decrease) in assets from operations	(3,415)	(57)	(67,742)	(7,938)

Changes from principal transactions:
Transfer of net premiums	6,321	1,549	8,549	25,471
Transfer on terminations	(1,733)	(770)	(31,307)	(11,670)
Transfer on policy loans	—	—	(4,402)	(340)
Net interfund transfers	9,720	607	(17,818)	175,537

Net increase (decrease) in assets from principal transactions	14,308	1,386	(44,978)	188,998

Total increase (decrease) in assets	10,893	1,329	(112,720)	181,060
Assets, beginning of period	1,339	10	199,133	18,073

Assets, end of period	$12,232	$1,339	$86,413	$199,133

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 0		Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$8,694	$3,996	$5,191	$1,957	$124,796	$62,756

8,694	3,996	5,191	1,957	124,796	62,756

—	22,259	—	12,208	506,330	12,842
(23,333)	2,530	(6,593)	10,628	(144,262)	10,731

(23,333)	24,789	(6,593)	22,836	362,068	23,573
(182,519)	(20,634)	(135,321)	(18,001)	(2,652,817)	(67,738)

(197,158)	8,151	(136,723)	6,792	(2,165,953)	18,591

161,818	85,796	40,375	34,888	756,906	412,226
(49,918)	(19,163)	(29,947)	(16,377)	(412,762)	(113,518)
—	—	499	8	(66)	—
114,709	90,766	207,433	(80,794)	5,149,012	986,226

226,609	157,399	218,360	(62,275)	5,493,090	1,284,934

29,451	165,550	81,637	(55,483)	3,327,137	1,303,525
407,689	242,139	197,865	253,348	1,492,978	189,453

$437,140	$407,689	$279,502	$197,865	$4,820,115	$1,492,978

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$5,398	$14,849	$222,631	$238,488

Net investment income (loss)	5,398	14,849	222,631	238,488

Realized gains (losses) on investments:
Capital gain distributions	25,163	3,526	104,218	8,288
Net realized gains (losses)	(5,430)	(1,700)	(453,923)	13,027

Realized gains (losses)	19,733	1,826	(349,705)	21,315
Unrealized appreciation (depreciation) during the period	(154,932)	(8,052)	(1,797,756)	(109,169)

Net increase (decrease) in assets from operations	(129,801)	8,623	(1,924,830)	150,634

Changes from principal transactions:
Transfer of net premiums	66,363	64,455	697,742	1,774,669
Transfer on terminations	(15,145)	(14,399)	(451,959)	(299,887)
Transfer on policy loans	—	—	(8,143)	—
Net interfund transfers	82,750	(65,445)	1,749,135	1,777,804

Net increase (decrease) in assets from principal transactions	133,968	(15,389)	1,986,775	3,252,586

Total increase (decrease) in assets	4,167	(6,766)	61,945	3,403,220
Assets, beginning of period	210,999	217,765	5,107,767	1,704,547

Assets, end of period	$215,166	$210,999	$5,169,712	$5,107,767

See accompanying notes.

Sub-Account
Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	`Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$131,581	$348,280	$5,047	$5,211	$16,585	$29,218

131,581	348,280	5,047	5,211	16,585	29,218

171,423	7,584	1,600	180	7,299	980
(11,450)	15,908	(3,851)	413	(2,301)	1,365

159,973	23,492	(2,251)	593	4,998	2,345
(1,700,631)	(86,247)	(18,876)	(2,121)	(82,708)	(12,199)

(1,409,077)	285,525	(16,080)	3,683	(61,125)	19,364

54,177	62,874	14,542	5,831	14,010	55,520
(197,935)	(148,288)	(8,830)	(4,773)	(7,824)	(7,549)
—	—	—	—	—	—
626	631	48,585	13,893	(8,121)	1,013

(143,132)	(84,783)	54,297	14,951	(1,935)	48,984

(1,552,209)	200,742	38,217	18,634	(63,060)	68,348
4,618,822	4,418,080	74,882	56,248	403,143	334,795

$3,066,613	$4,618,822	$113,099	$74,882	$340,083	$403,143

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
	Years Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$279,753	$359,459	$37,618	$133,459

Net investment income (loss)	279,753	359,459	37,618	133,459

Realized gains (losses) on investments:
Capital gain distributions	430,570	21,125	84,927	8,571
Net realized gains (losses)	(273,347)	45,502	(71,128)	45,258

Realized gains (losses)	157,223	66,627	13,799	53,829
Unrealized appreciation (depreciation) during the period	(4,336,527)	(187,206)	(698,074)	(58,304)

Net increase (decrease) in assets from operations	(3,899,551)	238,880	(646,657)	128,984

Changes from principal transactions:
Transfer of net premiums	2,022,323	2,517,557	139,318	173,552
Transfer on terminations	(925,109)	(507,329)	(270,136)	(88,011)
Transfer on policy loans	(16,208)	(2,230)	(44,029)	—
Net interfund transfers	3,429,460	2,369,397	63,610	(227,892)

Net increase (decrease) in assets from principal transactions	4,510,466	4,377,395	(111,237)	(142,351)

Total increase (decrease) in assets	610,915	4,616,275	(757,894)	(13,367)
Assets, beginning of period	7,227,113	2,610,838	1,824,691	1,838,058

Assets, end of period	$7,838,028	$7,227,113	$1,066,797	$1,824,691

(ai)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1		Managed Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ai)	Year Ended Dec. 31/07

$29,358	$26,704	$26,249	$53,012	$411	$1,791

29,358	26,704	26,249	53,012	411	1,791

14,445	767	15,049	927	429	1,081
(16,036)	1,837	(2,379)	(41)	(22,629)	(95)

(1,591)	2,604	12,670	886	(22,200)	986
(206,283)	(17,736)	(210,174)	(18,676)	2,866	(2,868)

(178,516)	11,572	(171,255)	35,222	(18,923)	(91)

139,845	114,134	25,359	25,404	61,496	49,588
(74,873)	(26,271)	(21,699)	(20,831)	(14,759)	(10,649)
—	—	—	—	—	—
167,463	349,352	—	—	(80,815)	13,897

232,435	437,215	3,660	4,573	(34,078)	52,836

53,919	448,787	(167,595)	39,795	(53,001)	52,745
552,888	104,101	703,757	663,962	53,001	256

$606,807	$552,888	$536,162	$703,757	—	$53,001

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$5,261	$6,251	$2,027	$1,880

Net investment income (loss)	5,261	6,251	2,027	1,880

Realized gains (losses) on investments:
Capital gain distributions	10,712	57,987	3,218	17,942
Net realized gains (losses)	(8,115)	1,075	(107)	8,307

Realized gains (losses)	2,597	59,062	3,111	26,249
Unrealized appreciation (depreciation) during the period	(220,834)	(41,419)	(99,692)	(18,368)

Net increase (decrease) in assets from operations	(212,976)	23,894	(94,554)	9,761

Changes from principal transactions:
Transfer of net premiums	128,253	112,092	15,783	12,723
Transfer on terminations	(24,442)	(21,071)	(13,776)	(11,256)
Transfer on policy loans	—	—	2,757	(89)
Net interfund transfers	44,912	13,760	130,247	381

Net increase (decrease) in assets from principal transactions	148,723	104,781	135,011	1,759

Total increase (decrease) in assets	(64,253)	128,675	40,457	11,520
Assets, beginning of period	458,910	330,235	138,936	127,416

Assets, end of period	$394,657	$458,910	$179,393	$138,936

(f)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Intersection Trust Series 0		Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$3	—	—	$15	—	—

3	—	—	15	—	—

—	—	11,017	66,963	7,973	80,984
(124)	—	(58,799)	830	(384)	19,437

(124)	—	(47,782)	67,793	7,589	100,421
(736)	1	(156,347)	(23,009)	(174,632)	(32,226)

(857)	1	(204,129)	44,799	(167,043)	68,195

—	—	114,317	215,639	30,345	28,635
(591)	—	(34,327)	(18,622)	(24,650)	(59,785)
—	—	—	—	201	9,279
1,403	1,111	30,715	58,454	64,627	(16,035)

812	1,111	110,705	255,471	70,523	(37,906)

(45)	1,112	(93,424)	300,270	(96,520)	30,289
1,112	—	357,025	56,755	329,876	299,587

$1,067	$1,112	$263,601	$357,025	$233,356	$329,876

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust Series 0		Mid Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,827	$885	$4,968	$3,472

Net investment income (loss)	1,827	885	4,968	3,472

Realized gains (losses) on investments:
Capital gain distributions	3,981	21,903	10,900	88,749
Net realized gains (losses)	(12,141)	(981)	(9,286)	4,241

Realized gains (losses)	(8,160)	20,922	1,614	92,990
Unrealized appreciation (depreciation) during the period	(37,371)	(27,520)	(127,589)	(95,709)

Net increase (decrease) in assets from operations	(43,704)	(5,713)	(121,007)	753

Changes from principal transactions:
Transfer of net premiums	18,725	35,170	24,854	38,987
Transfer on terminations	(11,781)	(7,859)	(15,661)	(16,671)
Transfer on policy loans	—	—	(7)	(8)
Net interfund transfers	3,248	61,424	(2,140)	(10,348)

Net increase (decrease) in assets from principal transactions	10,192	88,735	7,046	11,960

Total increase (decrease) in assets	(33,512)	83,022	(113,961)	12,713
Assets, beginning of period	101,410	18,388	308,843	296,130

Assets, end of period	$67,898	$101,410	$194,882	$308,843

See accompanying notes.

Sub-Account
Mid Value Trust Series 0		Money Market Trust B Series 0		Money Market Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$2,744	$5,447	$76,381	$57,280	$27,098	$73,849

2,744	5,447	76,381	57,280	27,098	73,849

4,670	49,794	—	—	—	—
(43,322)	(5,184)	—	—	—	—

(38,652)	44,610	—	—	—	—
(49,768)	(57,509)	—	—	—	—

(85,676)	(7,452)	76,381	57,280	27,098	73,849

76,264	233,032	17,401,623	12,575,271	315,648	371,722
(24,133)	(26,256)	(604,585)	(290,944)	(297,634)	(847,674)
(984)	(2,340)	(19,334)	(19,764)	4,421	(1,761)
(38,439)	34,356	(13,276,626)	(10,482,723)	155,843	(89,252)

12,708	238,792	3,501,078	1,781,840	178,278	(566,965)

(72,968)	231,340	3,577,459	1,839,120	205,376	(493,116)
234,778	3,438	2,675,752	836,632	1,525,766	2,018,882

$161,810	$234,778	$6,253,211	$2,675,752	$1,731,142	$1,525,766

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 0		Natural Resources Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$3,095	$1,702	$1,092	$2,204

Net investment income (loss)	3,095	1,702	1,092	2,204

Realized gains (losses) on investments:
Capital gain distributions	9,922	76,156	6,781	86,185
Net realized gains (losses)	(33,817)	1,451	(16,983)	4,300

Realized gains (losses)	(23,895)	77,607	(10,202)	90,485
Unrealized appreciation (depreciation) during the period	(251,231)	(32,533)	(97,257)	(32,292)

Net increase (decrease) in assets from operations	(272,031)	46,776	(106,367)	60,397

Changes from principal transactions:
Transfer of net premiums	132,399	71,268	7,037	8,377
Transfer on terminations	(51,546)	(18,123)	(9,323)	(7,340)
Transfer on policy loans	(1,310)	(2,427)	—	—
Net interfund transfers	214,588	137,899	(51,096)	6,257

Net increase (decrease) in assets from principal transactions	294,131	188,617	(53,382)	7,294

Total increase (decrease) in assets	22,100	235,393	(159,749)	67,691
Assets, beginning of period	265,055	29,662	257,560	189,869

Assets, end of period	$287,155	$265,055	$97,811	$257,560

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(n)	Fund available in prior year but no activity.
(ak)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

Sub-Account
Optimized All Cap Trust Series 0		Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ak)	Year Ended Dec. 31/07

$649	$112	$50	$576	$178	$153

649	112	50	576	178	153

—	926	—	6,443	—	620
(3,929)	(4)	(16,583)	(11)	(178)	(14)

(3,929)	922	(16,583)	6,432	(178)	606
(27,787)	(1,462)	5,589	(5,750)	(3,416)	(1,472)

(31,067)	(428)	(10,944)	1,258	(3,416)	(713)

26,572	4,512	11,706	11,706	268	—
(10,059)	(789)	(1,599)	(2,194)	(357)	(260)
—	—	—	—	—	—
56,137	6,612	(44,298)	(7)	—	4,096

72,650	10,335	(34,191)	9,505	(89)	3,836

41,583	9,907	(45,135)	10,763	(3,505)	3,123
9,907	—	48,008	37,245	8,331	5,208

$51,490	$9,907	$2,873	$48,008	$4,826	$8,331

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Overseas Equity Trust Series 0		Pacific Rim Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$7,568	$1,050	$1,753	$568

Net investment income (loss)	7,568	1,050	1,753	568

Realized gains (losses) on investments:
Capital gain distributions	3,006	6,025	1,418	9,526
Net realized gains (losses)	(2,413)	185	(11,791)	252

Realized gains (losses)	593	6,210	(10,373)	9,778
Unrealized appreciation (depreciation) during the period	(123,075)	(4,132)	(32,602)	(10,145)

Net increase (decrease) in assets from operations	(114,914)	3,128	(41,222)	201

Changes from principal transactions:
Transfer of net premiums	34,593	26,308	55,818	14,928
Transfer on terminations	(7,431)	(3,694)	(13,035)	(4,998)
Transfer on policy loans	—	—	—	—
Net interfund transfers	283,172	28,393	23,085	33,269

Net increase (decrease) in assets from principal transactions	310,334	51,007	65,868	43,199

Total increase (decrease) in assets	195,420	54,135	24,646	43,400
Assets, beginning of period	60,183	6,048	50,215	6,815

Assets, end of period	$255,603	$60,183	$74,861	$50,215

(ae)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Pacific Rim Trust Series 1		Quantitative Mid Cap Trust Series 0		Quantitative Mid Cap Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07 (n)	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07

$3,406	$3,980	$1	$16	$52	$604

3,406	3,980	1	16	52	604

4,560	56,540	3	359	124	22,832
(930)	8,997	(894)	(7)	(47,812)	(238)

3,630	65,537	(891)	352	(47,688)	22,594
(99,485)	(49,460)	797	(797)	43,989	(26,363)

(92,449)	20,057	(93)	(429)	(3,647)	(3,165)

20,465	25,770	14	—	3,030	15,821
(8,891)	(9,652)	(47)	(88)	(1,075)	(3,614)
—	—	—	—	—	—
2,075	(22,094)	(2,870)	3,513	(121,421)	5,212

13,649	(5,976)	(2,903)	3,425	(119,466)	17,419

(78,800)	14,081	(2,996)	2,996	(123,113)	14,254
222,935	208,854	2,996	—	123,113	108,859

$144,135	$222,935	—	$2,996	—	$123,113

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$13,396	$11,699	$11,572	$11,465

Net investment income (loss)	13,396	11,699	11,572	11,465

Realized gains (losses) on investments:
Capital gain distributions	5,210	215,589	5,232	218,526
Net realized gains (losses)	(202,135)	(55,523)	(22,131)	9,106

Realized gains (losses)	(196,925)	160,066	(16,899)	227,632
Unrealized appreciation (depreciation) during the period	7,797	(256,097)	(136,299)	(308,762)

Net increase (decrease) in assets from operations	(175,732)	(84,332)	(141,626)	(69,665)

Changes from principal transactions:
Transfer of net premiums	133,692	363,684	10,943	13,504
Transfer on terminations	(48,016)	(42,945)	(21,820)	(16,009)
Transfer on policy loans	—	—	(16,998)	—
Net interfund transfers	(12,474)	(27,497)	12,348	(6,767)

Net increase (decrease) in assets from principal transactions	73,202	293,242	(15,527)	(9,272)

Total increase (decrease) in assets	(102,530)	208,910	(157,153)	(78,937)
Assets, beginning of period	385,417	176,507	381,484	460,421

Assets, end of period	$282,887	$385,417	$224,331	$381,484

See accompanying notes.

Sub-Account
Real Return Bond Trust Series 0		Real Return Bond Trust Series 1		Science & Technology Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$1,152	$10,281	$64	$721	—	—

1,152	10,281	64	721	—	—

4,804	—	272	—	—	—
(2,057)	(317)	(7)	40	(1,007)	862

2,747	(317)	265	40	(1,007)	862
(36,526)	3,740	(3,237)	425	(104,725)	24,212

(32,627)	13,704	(2,908)	1,186	(105,732)	25,074

47,466	95,626	2,667	649	53,219	45,767
(15,686)	(8,096)	(1,294)	(1,274)	(12,109)	(7,856)
—	—	—	—	—	—
90,362	(9,581)	12,004	—	32,092	7,398

122,142	77,949	13,377	(625)	73,202	45,309

89,515	91,653	10,469	561	(32,530)	70,383
149,991	58,338	11,060	10,499	182,724	112,341

$239,506	$149,991	$21,529	$11,060	$150,194	$182,724

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Science & Technology Trust Series 1		Short-Term Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	—	—	$2,006	$1,677

Net investment income (loss)	—	—	2,006	1,677

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	6,919	6,229	886	(9)

Realized gains (losses)	6,919	6,229	886	(9)
Unrealized appreciation (depreciation) during the period	(157,312)	57,451	(6,927)	(1,189)

Net increase (decrease) in assets from operations	(150,393)	63,680	(4,035)	479

Changes from principal transactions:
Transfer of net premiums	52,982	55,982	385,309	14,020
Transfer on terminations	(43,487)	(30,915)	(2,160)	(1,138)
Transfer on policy loans	(11,848)	3,576	—	—
Net interfund transfers	(98,299)	(1,159)	(373,664)	465

Net increase (decrease) in assets from principal transactions	(100,652)	27,484	9,485	13,347

Total increase (decrease) in assets	(251,045)	91,164	5,450	13,826
Assets, beginning of period	402,166	311,002	17,469	3,643

Assets, end of period	$151,121	$402,166	$22,919	$17,469

(al)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1	Small Cap Index Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (al)	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	—	$3,733	$5,378

—	—	—	3,733	5,378

313	274	—	2,400	39,277
(4,415)	35	(17)	(37,764)	1,826

(4,102)	309	(17)	(35,364)	41,103
(7,070)	(141)	15	(75,288)	(57,044)

(11,172)	168	(2)	(106,919)	(10,563)

21,523	1,383	291	73,595	173,766
(7,506)	(516)	(246)	(19,596)	(19,606)
(1)	(288)	—	—	—
153,219	126	21,436	(32,850)	18,666

167,235	705	21,481	21,149	172,826

156,063	873	21,479	(85,770)	162,263
1,681	808	—	297,118	134,855

$157,744	$1,681	$21,479	$211,348	$297,118

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,782	$2,591	$3,414	$2,658

Net investment income (loss)	1,782	2,591	3,414	2,658

Realized gains (losses) on investments:
Capital gain distributions	1,343	19,912	3,436	8,679
Net realized gains (losses)	281	2,579	(3,909)	(104)

Realized gains (losses)	1,624	22,491	(473)	8,575
Unrealized appreciation (depreciation) during the period	(55,343)	(28,688)	(72,293)	(22,757)

Net increase (decrease) in assets from operations	(51,937)	(3,606)	(69,352)	(11,524)

Changes from principal transactions:
Transfer of net premiums	9,794	19,837	40,497	38,039
Transfer on terminations	(6,639)	(8,069)	(7,625)	(11,416)
Transfer on policy loans	262	(230)	—	—
Net interfund transfers	1,592	640	9,358	5,706

Net increase (decrease) in assets from principal transactions	5,009	12,178	42,230	32,329

Total increase (decrease) in assets	(46,928)	8,572	(27,122)	20,805
Assets, beginning of period	150,486	141,914	135,255	114,450

Assets, end of period	$103,558	$150,486	$108,133	$135,255

(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0		Small Cap Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07

$2,144	$1,999	$2	—	$1	—

2,144	1,999	2	—	1	—

2,699	6,779	115	1,376	154	1,268
(1,077)	1,014	(5,842)	19	(6,894)	(153)

1,622	7,793	(5,727)	1,395	(6,740)	1,115
(48,313)	(18,318)	1,527	(1,529)	1,547	(1,177)

(44,547)	(8,526)	(4,198)	(134)	(5,192)	(62)

12,151	20,175	4,490	5,297	5,035	3,718
(6,341)	(7,052)	(1,773)	(1,508)	(308)	(336)
390	5	—	—	—	—
(4,705)	4,239	(6,562)	1,271	(8,230)	(2,445)

1,495	17,367	(3,845)	5,060	(3,503)	937

(43,052)	8,841	(8,043)	4,926	(8,695)	875
105,271	96,430	8,043	3,117	8,695	7,820

$62,219	$105,271	—	$8,043	—	$8,695

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust Series 0		Small Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$1,389	$408	$467	$93

Net investment income (loss)	1,389	408	467	93

Realized gains (losses) on investments:
Capital gain distributions	129	7,406	54	1,637
Net realized gains (losses)	(2,180)	(50)	(259)	(1)

Realized gains (losses)	(2,051)	7,356	(205)	1,636
Unrealized appreciation (depreciation) during the period	(32,783)	(8,927)	(6,252)	(1,983)

Net increase (decrease) in assets from operations	(33,445)	(1,163)	(5,990)	(254)

Changes from principal transactions:
Transfer of net premiums	11,559	6,873	3,145	1,295
Transfer on terminations	(5,919)	(2,609)	(789)	(31)
Transfer on policy loans	—	—	—	—
Net interfund transfers	95,375	5,333	23,339	16,504

Net increase (decrease) in assets from principal transactions	101,015	9,597	25,695	17,768

Total increase (decrease) in assets	67,570	8,434	19,705	17,514
Assets, beginning of period	41,475	33,041	17,514	—

Assets, end of period	$109,045	$41,475	$37,219	$17,514

(g)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Small Company Trust Series 1		Small Company Value Trust Series 0		Small Company Value Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

—	—	$845	$95	$2,621	$709

—	—	845	95	2,621	709

18	2,803	1,521	10,911	7,687	78,095
(570)	(110)	(13,372)	569	(33,529)	15,875

(552)	2,693	(11,851)	11,480	(25,842)	93,970
(7,497)	(4,000)	(18,304)	(15,429)	(90,410)	(99,016)

(8,049)	(1,307)	(29,310)	(3,854)	(113,631)	(4,337)

2,672	2,956	31,639	29,440	20,968	37,253
(693)	(662)	(11,348)	(6,291)	(53,756)	(27,434)
—	—	—	—	(5,347)	(16,715)
—	—	22,397	39,450	(69,218)	(3,979)

1,979	2,294	42,688	62,599	(107,353)	(10,875)

(6,070)	987	13,378	58,745	(220,984)	(15,212)
16,494	15,507	85,287	26,542	466,520	481,732

$10,424	$16,494	$98,665	$85,287	$245,536	$466,520

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Special Value Trust Series 0	Special Value Trust Series 1
	Year Ended Dec. 31/07 (v)	Year Ended Dec. 31/07 (v)
Income:
Dividend income distribution	$96	$393

Net investment income (loss)	96	393

Realized gains (losses) on investments:
Capital gain distributions	600	5,961
Net realized gains (losses)	(820)	(5,928)

Realized gains (losses)	(220)	33
Unrealized appreciation (depreciation) during the period	—	(537)

Net increase (decrease) in assets from operations	(124)	(111)

Changes from principal transactions:
Transfer of net premiums	5,263	1,850
Transfer on terminations	(642)	(553)
Transfer on policy loans	—	—
Net interfund transfers	(4,587)	(16,504)

Net increase (decrease) in assets from principal transactions	34	(15,207)

Total increase (decrease) in assets	(90)	(15,318)
Assets, beginning of period	90	15,318

Assets, end of period	—	—

(v)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

See accompanying notes.

Sub-Account
Strategic Bond Trust Series 0		Strategic Bond Trust Series 1		Strategic Income Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$2,675	$290	$21,298	$26,790	$2,634	$235

2,675	290	21,298	26,790	2,634	235

—	—	—	—	—	—
(1,361)	(8)	(4,376)	791	(138)	25

(1,361)	(8)	(4,376)	791	(138)	25
(6,174)	(293)	(65,948)	(28,246)	(4,185)	(60)

(4,860)	(11)	(49,026)	(665)	(1,689)	200

9,147	2,029	32,132	40,605	12,759	6,479
(3,951)	(1,202)	(13,085)	(14,048)	(4,201)	(4,940)
—	—	—	—	—	—
34,220	564	(7,302)	7,749	9,655	9,601

39,416	1,391	11,745	34,306	18,213	11,140

34,556	1,380	(37,281)	33,641	16,524	11,340
3,867	2,487	302,113	268,472	11,451	111

$38,423	$3,867	$264,832	$302,113	$27,975	$11,451

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust Series 1		Strategic Opportunities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/07 (e)
Income:
Dividend income distribution	$11,513	$798	$1,355

Net investment income (loss)	11,513	798	1,355

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(1,572)	(4)	53,119

Realized gains (losses)	(1,572)	(4)	53,119
Unrealized appreciation (depreciation) during the period	(20,688)	1,281	(42,523)

Net increase (decrease) in assets from operations	(10,747)	2,075	11,951

Changes from principal transactions:
Transfer of net premiums	4,488	5,228	4,200
Transfer on terminations	(4,861)	(1,511)	(7,539)
Transfer on policy loans	—	—	(13,765)
Net interfund transfers	76,593	23	(184,432)

Net increase (decrease) in assets from principal transactions	76,220	3,740	(201,536)

Total increase (decrease) in assets	65,473	5,815	(189,585)
Assets, beginning of period	39,540	33,725	189,585

Assets, end of period	$105,013	$39,540	—

(e)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(ac)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.

See accompanying notes.

Sub-Account
Total Bond Market Trust B Series 0		Total Return Trust Series 0		Total Return Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$2,920	$701	$13,670	$15,960	$25,524	$34,412

2,920	701	13,670	15,960	25,524	34,412

—	—	2,363	—	5,423	—
64	29	554	403	(3,960)	(896)

64	29	2,917	403	1,463	(896)
(245)	(236)	(8,221)	(467)	(11,272)	5,165

2,739	494	8,366	15,896	15,715	38,681

24,135	13,444	64,888	94,172	52,133	81,913
(6,260)	(1,788)	(18,575)	(11,561)	(41,183)	(29,920)
—	—	—	—	—	—
25,152	2,974	19,858	32,211	15,969	(4,372)

43,027	14,630	66,171	114,822	26,919	47,621

45,766	15,124	74,537	130,718	42,634	86,302
15,131	7	241,537	110,819	503,738	417,436

$60,897	$15,131	$316,074	$241,537	$546,372	$503,738

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$856	$397	$1,612	$2,433

Net investment income (loss)	856	397	1,612	2,433

Realized gains (losses) on investments:
Capital gain distributions	46	994	174	4,276
Net realized gains (losses)	(4,570)	(7)	(514)	2,312

Realized gains (losses)	(4,524)	987	(340)	6,588
Unrealized appreciation (depreciation) during the period	(17,904)	(2,640)	(45,629)	(3,532)

Net increase (decrease) in assets from operations	(21,572)	(1,256)	(44,357)	5,489

Changes from principal transactions:
Transfer of net premiums	34,689	968	10,766	11,270
Transfer on terminations	(10,090)	(2,259)	(7,223)	(7,436)
Transfer on policy loans	—	—	—	—
Net interfund transfers	7,271	34,256	1,390	(748)

Net increase (decrease) in assets from principal transactions	31,870	32,965	4,933	3,086

Total increase (decrease) in assets	10,298	31,709	(39,424)	8,575
Assets, beginning of period	34,014	2,305	113,343	104,768

Assets, end of period	$44,312	$34,014	$73,919	$113,343

(n)	Fund available in prior year but no activity.
(ah)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Turner Core Growth Trust	U.S. Core Trust Series 0		U.S. Core Trust Series 1
Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07

—	$48	$5	$6,801	$13,040

—	48	5	6,801	13,040

—	4	25	5,018	54,054
(87)	(1,083)	9	(221,462)	5,949

(87)	(1,079)	34	(216,444)	60,003
(982)	34	(43)	18,495	(66,428)

(1,069)	(997)	(4)	(191,148)	6,615

—	609	583	36,176	49,337
(271)	(492)	(409)	(36,294)	(38,212)
—	—	—	(4,104)	—
3,024	579	20	(378,882)	(7,556)

2,753	696	194	(383,104)	3,569

1,684	(301)	190	(574,252)	10,184
—	301	111	574,252	564,068

$1,684	—	$301	—	$574,252

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0		U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07
Income:
Dividend income distribution	$8	$23	$103	$373

Net investment income (loss)	8	23	103	373

Realized gains (losses) on investments:
Capital gain distributions	271	—	3,722	—
Net realized gains (losses)	807	17	(1,070)	23

Realized gains (losses)	1,078	17	2,652	23
Unrealized appreciation (depreciation) during the period	(17)	14	(2,598)	637

Net increase (decrease) in assets from operations	1,069	54	157	1,033

Changes from principal transactions:
Transfer of net premiums	933	3,004	502	2,163
Transfer on terminations	(539)	(1,535)	(865)	(2,833)
Transfer on policy loans	—	—	—	(60)
Net interfund transfers	(3,551)	23	(28,805)	53

Net increase (decrease) in assets from principal transactions	(3,157)	1,492	(29,168)	(677)

Total increase (decrease) in assets	(2,088)	1,546	(29,011)	356
Assets, beginning of period	2,088	542	29,011	28,655

Assets, end of period	—	$2,088	—	$29,011

(af)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

Sub-Account
U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1		U.S. High Yield Bond Trust Series 0
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$16,070	$8,873	$22,579	$47,076	$6,613	$11,173

16,070	8,873	22,579	47,076	6,613	11,173

—	—	—	—	—	—
(758)	(12)	(12,646)	(2,506)	(281)	3

(758)	(12)	(12,646)	(2,506)	(281)	3
(9,682)	(5,355)	(18,617)	(26,025)	(30,026)	(8,101)

5,630	3,506	(8,684)	18,545	(23,694)	3,075

17,586	3,164	36,425	65,835	5,445	1,767
(10,017)	(2,861)	(30,941)	(20,984)	(2,560)	(986)
—	—	(5,997)	(15,672)	—	—
347,404	6,401	736	6,959	7,243	1,719

354,973	6,704	223	36,138	10,128	2,500

360,603	10,210	(8,461)	54,683	(13,566)	5,575
110,571	100,361	600,629	545,946	107,782	102,207

$471,174	$110,571	$592,168	$600,629	$94,216	$107,782

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$1,072	$1,773	$11,362	$4,489

Net investment income (loss)	1,072	1,773	11,362	4,489

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(125)	13	(16,871)	396

Realized gains (losses)	(125)	13	(16,871)	396
Unrealized appreciation (depreciation) during the period	(5,018)	(1,297)	(190,226)	(21,580)

Net increase (decrease) in assets from operations	(4,071)	489	(195,735)	(16,695)

Changes from principal transactions:
Transfer of net premiums	2,334	2,333	105,697	174,938
Transfer on terminations	(795)	(649)	(21,447)	(14,927)
Transfer on policy loans	—	—	—	—
Net interfund transfers	—	—	3,615	49,776

Net increase (decrease) in assets from principal transactions	1,539	1,684	87,865	209,787

Total increase (decrease) in assets	(2,532)	2,173	(107,870)	193,092
Assets, beginning of period	17,853	15,680	446,691	253,599

Assets, end of period	$15,321	$17,853	$338,821	$446,691

See accompanying notes.

Sub-Account
U.S. Large Cap Trust Series 1		Utilities Trust Series 0		Utilities Trust Series 1
Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07

$6,857	$4,207	$9,240	$3,651	$2,791	$2,158

6,857	4,207	9,240	3,651	2,791	2,158

—	—	9,637	45,763	3,883	26,291
2,045	14,534	(17,368)	4,736	(3,008)	5,414

2,045	14,534	(7,731)	50,499	875	31,705
(140,628)	(20,995)	(128,774)	(19,531)	(50,277)	(7,684)

(131,726)	(2,254)	(127,265)	34,619	(46,611)	26,179

23,180	51,428	72,411	62,746	2,584	15,815
(27,521)	(63,722)	(44,283)	(15,380)	(6,278)	(6,292)
(3,266)	(30)	(1,185)	(2,335)	—	—
1,213	6,237	66,452	142,326	(5,262)	(7,613)

(6,394)	(6,087)	93,395	187,357	(8,956)	1,910

(138,120)	(8,341)	(33,870)	221,976	(55,567)	28,089
347,587	355,928	266,665	44,689	122,895	94,806

$209,467	$347,587	$232,795	$266,665	$67,328	$122,895

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 0		Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/08	Year Ended Dec. 31/07
Income:
Dividend income distribution	$566	$100	$4,074	$4,947

Net investment income (loss)	566	100	4,074	4,947

Realized gains (losses) on investments:
Capital gain distributions	823	2,405	9,413	109,308
Net realized gains (losses)	(4,695)	82	(4,797)	12,435

Realized gains (losses)	(3,872)	2,487	4,616	121,743
Unrealized appreciation (depreciation) during the period	(10,949)	(2,419)	(164,719)	(100,398)

Net increase (decrease) in assets from operations	(14,255)	168	(156,029)	26,292

Changes from principal transactions:
Transfer of net premiums	36,464	5,709	17,376	21,271
Transfer on terminations	(4,779)	(1,491)	(18,776)	(18,005)
Transfer on policy loans	—	—	(4,576)	(17,419)
Net interfund transfers	11,677	3,925	55,433	39,660

Net increase (decrease) in assets from principal transactions	43,362	8,143	49,457	25,507

Total increase (decrease) in assets	29,107	8,311	(106,572)	51,799
Assets, beginning of period	11,452	3,141	379,076	327,277

Assets, end of period	$40,559	$11,452	$272,504	$379,076

See accompanying notes.

Total
Year Ended Dec. 31/08	Year Ended Dec. 31/07

$1,576,992	$2,043,626

1,576,992	2,043,626

1,673,960	2,455,229
(2,530,967)	629,986

(857,007)	3,085,215
(20,455,633)	(3,031,341)

(19,735,648)	2,097,500

26,962,304	23,683,891
(5,359,238)	(4,188,453)
(183,984)	(98,295)
(111,406)	(3,147,689)

21,307,676	16,249,454

1,572,028	18,346,954
49,797,266	31,450,312

$51,369,294	$49,797,266

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements

December 31, 2008

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 133 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 7 sub-accounts that invest in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust's Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Quantitative All Cap Trust	Optimized All Cap Trust	April 28, 2008
Quantitative Value Trust	Optimized Value Trust	April 28, 2008

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New	Effective Date
American Asset Allocation Trust	April 28, 2008
Capital Appreciation Value Trust	April 28, 2008
Core Allocation Plus Trust	April 28, 2008
Disciplined Diversification Trust	April 28, 2008
Franklin Templeton Founding Allocation Trust	April 28, 2008
Global Real Estate Trust	April 28, 2008
Index Allocation Trust	April 28, 2008
Small Cap Growth Trust Series 1	November 10, 2008

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Dynamic Growth Trust	Mid Cap Stock Trust	April 28, 2008
Emerging Growth Trust	Small Cap Growth Trust	November 10, 2008
Growth & Income Trust	Optimized All Cap Trust	April 28, 2008
Managed Trust	Lifestyle Balanced Trust	November 10, 2008
Quantitative Mid Cap Trust	Mid Cap Index Trust	April 28, 2008
Small Cap Trust	Small Cap Growth Trust	November 10, 2008
U.S. Core Trust	Fundamental Value Trust	November 10, 2008
U.S. Global Leaders Growth Trust	Blue Chip Growth Trust	April 28, 2008

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1 except for Small Cap Growth Trust Series 1 which was added in 2008 (Small Cap Growth Trust Series 0 was added in 2005).

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

For all investments in Level 1, 2 or 3, fair value is typically the net asset value (“NAV”) of the underlying investment fund which represents the value at which each sub-account can redeem its investments.

The following table presents the Account's assets that are measured at fair value on a recurring basis by SFAS 157 fair value hierarchy level, as of December 31, 2008.

Mutual Funds
Level 1	$51,369,294
Level 2	—
Level 3	—

$51,369,294

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$568,617	$115,779
500 Index Trust Series 1	65,987	215,731
Active Bond Trust Series 0	15,185	1,535
Active Bond Trust Series 1	28,406	94,017
All Cap Core Trust Series 0	3,322	1,958
All Cap Core Trust Series 1	39,666	25,480
All Cap Growth Trust Series 0	1,953	585
All Cap Growth Trust Series 1	12,203	8,462
All Cap Value Trust Series 0	44,080	9,565
All Cap Value Trust Series 1	30,657	4,452
American Asset Allocation Trust Series 1	1,358	66
American Blue Chip Income and Growth Trust Series 1	93,637	47,157
American Bond Trust Series 1	29,403	9,969
American Growth Trust Series 1	493,518	175,461
American Growth-Income Trust Series 1	446,532	93,651
American International Trust Series 1	423,332	137,033
Blue Chip Growth Trust Series 0	398,617	55,334
Blue Chip Growth Trust Series 1	104,249	76,072
Capital Appreciation Trust Series 0	34,220	6,787
Capital Appreciation Trust Series 1	30,907	18,145
Classic Value Trust Series 0	56,511	7,891
Classic Value Trust Series 1	789	1,735
Core Allocation Plus Trust Series 0	349	170
Core Bond Trust Series 0	67	1,404
Core Bond Trust Series 1	91,844	1,532
Core Equity Trust Series 0	9,801	1,777
Disciplined Diversification Trust Series 0	700	64
Dynamic Growth Trust Series 0	8	14
Dynamic Growth Trust Series 1	1,197	42,726
Emerging Growth Trust Series 0	69,823	132,350
Emerging Growth Trust Series 1	4,888	20,395
Emerging Markets Value Trust Series 0	26,452	4,534
Emerging Small Company Trust Series 0	12,215	1,238

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Emerging Small Company Trust Series 1	$5,261	$5,758
Equity-Income Trust Series 0	365,712	166,189
Equity-Income Trust Series 1	317,639	304,739
Financial Services Trust Series 0	56,327	18,274
Financial Services Trust Series 1	17,092	8,351
Franklin Templeton Founding Allocation Trust Series 0	1,797	166
Fundamental Value Trust Series 0	122,093	147,741
Fundamental Value Trust Series 1	478,598	175,328
Global Allocation Trust Series 0	38,757	11,202
Global Allocation Trust Series 1	18,502	7,209
Global Bond Trust Series 0	224,879	27,695
Global Bond Trust Series 1	55,568	61,650
Global Real Estate Trust Series 0	10,231	3,456
Global Real Estate Trust Series 1	679	36
Global Trust Series 0	37,715	4,492
Global Trust Series 1	30,126	8,725
Growth & Income Trust Series 0	8,157	63,253
Health Sciences Trust Series 0	75,451	32,216
Health Sciences Trust Series 1	29,129	32,595
High Yield Trust Series 0	164,703	27,774
High Yield Trust Series 1	24,586	22,551
Income & Value Trust Series 0	32,072	5,949
Income & Value Trust Series 1	21,427	20,907
Index Allocation Trust Series 0	2,079	52
International Core Trust Series 0	163,665	35,410
International Core Trust Series 1	19,107	10,785
International Equity Index Trust A Series 1	36,413	4,532
International Equity Index Trust B Series 0	153,595	53,983
International Opportunities Trust Series 0	131,394	24,798
International Opportunities Trust Series 1	21,794	15,659
International Small Cap Trust Series 0	166,727	27,920
International Small Cap Trust Series 1	13,166	6,901
International Value Trust Series 0	74,165	25,896
International Value Trust Series 1	58,727	82,768
Investment Quality Bond Trust Series 0	181,651	3,449
Investment Quality Bond Trust Series 1	37,600	114,806
Large Cap Trust Series 0	20,168	5,602
Large Cap Trust Series 1	23,184	66,412
Large Cap Value Trust Series 0	317,372	82,069
Large Cap Value Trust Series 1	263,103	39,552
Lifestyle Aggressive Trust Series 0	6,506,755	382,538
Lifestyle Aggressive Trust Series 1	182,975	18,446
Lifestyle Balanced Trust Series 0	6,193,030	3,879,406
Lifestyle Balanced Trust Series 1	341,571	181,699
Lifestyle Conservative Trust Series 0	78,336	17,391
Lifestyle Conservative Trust Series 1	37,894	15,944
Lifestyle Growth Trust Series 0	6,202,506	981,717
Lifestyle Growth Trust Series 1	455,037	443,730
Lifestyle Moderate Trust Series 0	377,274	101,037
Lifestyle Moderate Trust Series 1	58,482	13,525
Managed Trust Series 0	55,707	88,944

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Mid Cap Index Trust Series 0	$208,476	$43,780
Mid Cap Index Trust Series 1	149,143	8,887
Mid Cap Intersection Trust Series 0	1,381	566
Mid Cap Stock Trust Series 0	256,232	134,510
Mid Cap Stock Trust Series 1	97,288	18,791
Mid Cap Value Trust Series 0	27,221	11,222
Mid Cap Value Trust Series 1	41,901	18,987
Mid Value Trust Series 0	117,544	97,422
Money Market Trust B Series 0	14,369,301	10,791,843
Money Market Trust Series 1	667,354	461,978
Natural Resources Trust Series 0	367,206	60,058
Natural Resources Trust Series 1	43,389	88,898
Optimized All Cap Trust Series 0	88,042	14,744
Optimized All Cap Trust Series 1	11,786	45,928
Optimized Value Trust Series 0	437	348
Overseas Equity Trust Series 0	327,129	6,222
Pacific Rim Trust Series 0	90,861	21,823
Pacific Rim Trust Series 1	33,080	11,465
Quantitative Mid Cap Trust Series 0	19	2,917
Quantitative Mid Cap Trust Series 1	3,151	122,440
Real Estate Securities Trust Series 0	228,946	137,137
Real Estate Securities Trust Series 1	49,006	47,728
Real Return Bond Trust Series 0	189,488	61,391
Real Return Bond Trust Series 1	14,959	1,246
Science & Technology Trust Series 0	91,470	18,268
Science & Technology Trust Series 1	45,682	146,334
Short-Term Bond Trust Series 0	402,330	390,841
Small Cap Growth Trust Series 0	185,137	17,589
Small Cap Growth Trust Series 1	21,697	217
Small Cap Index Trust Series 0	136,372	109,091
Small Cap Index Trust Series 1	15,212	7,078
Small Cap Opportunities Trust Series 0	57,204	8,124
Small Cap Opportunities Trust Series 1	16,544	10,206
Small Cap Trust Series 0	4,230	7,958
Small Cap Trust Series 1	5,238	8,586
Small Cap Value Trust Series 0	107,977	5,444
Small Cap Value Trust Series 1	27,005	790
Small Company Trust Series 1	2,689	693
Small Company Value Trust Series 0	80,243	35,189
Small Company Value Trust Series 1	38,403	135,447
Strategic Bond Trust Series 0	53,794	11,702
Strategic Bond Trust Series 1	53,070	20,027
Strategic Income Trust Series 0	23,920	3,073
Strategic Income Trust Series 1	102,867	15,135
Total Bond Market Trust B Series 0	71,063	25,115
Total Return Trust Series 0	211,878	129,674
Total Return Trust Series 1	157,502	99,637
Total Stock Market Index Trust Series 0	49,066	16,295
Total Stock Market Index Trust Series 1	13,717	6,998
U.S. Core Trust Series 0	4,359	3,610
U.S. Core Trust Series 1	40,106	411,391

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
U.S. Global Leaders Growth Trust Series 0	$19,620	$22,498
U.S. Global Leaders Growth Trust Series 1	4,152	29,495
U.S. Government Securities Trust Series 0	396,253	25,210
U.S. Government Securities Trust Series 1	153,166	130,364
U.S. High Yield Bond Trust Series 0	19,524	2,784
U.S. High Yield Bond Trust Series 1	3,406	795
U.S. Large Cap Trust Series 0	173,946	74,719
U.S. Large Cap Trust Series 1	41,228	40,764
Utilities Trust Series 0	183,391	71,118
Utilities Trust Series 1	8,995	11,277
Value Trust Series 0	56,731	11,980
Value Trust Series 1	87,418	24,475
All Asset Portfolio Series 0	10,570	5,014
All Asset Portfolio Series 1	4,882	889
Brandes International Equity Trust	2,489	203
Business Opportunity Value Trust	3,013	281
CSI Equity Trust	49,719	15,626
Frontier Capital Appreciation Trust	1,536	130
Turner Core Growth Trust	3,018	265

	$48,075,643	$23,517,026

5.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

6.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

7.	Comparatives

The comparative financial statements of certain Sub-accounts have been restated from the prior year financial statements previously presented. The restatement comprises of reclassification between the various line items in the Statement of Operations and Changes in Contract Owners' Equity. The reclassification did not result in changes to assets and net increase (decrease) in assets from operations.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	16,278	7,938	1,378	—
Units issued	28,361	11,409	7,702	1,443
Units redeemed	(5,845)	(3,069)	(1,142)	(65)

Units, end of period	38,794	16,278	7,938	1,378

Unit value, end of period $	16.66	26.53	15.76 to 25.20	$13.63
Assets, end of period $	638,383	416,002	185,449	$18,787
Investment income ratio*	3.17%	3.27%	0.26%	0.00%
Total return, lowest to highest**	(37.19%) to (24.71%)	1.47% to 5.25%	13.10% to 15.56%	9.07%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	63,192	70,520	62,342	60,823	34,393
Units issued	5,265	11,331	22,234	11,060	32,006
Units redeemed	(17,346)	(18,659)	(14,056)	(9,541)	(5,576)

Units, end of period	51,111	63,192	70,520	62,342	60,823

Unit value, end of period $	8.58	13.66	13.02	11.30	10.83
Assets, end of period $	438,252	862,934	918,027	704,129	658,730
Investment income ratio*	0.72%	2.17%	0.86%	1.50%	0.84%
Total return, lowest to highest**	(37.21%)	4.90%	15.27%	4.29%	10.26%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	36	3	—
Units issued	334	56	5
Units redeemed	(36)	(23)	(2)

Units, end of period	334	36	3

Unit value, end of period $	40.09	44.78	43.05
Assets, end of period $	13,378	1,597	155
Investment income ratio*	11.17%	12.84%	0.20%
Total return, lowest to highest**	(10.55%) to (7.37%)	2.87% to 4.03%	4.54% to 5.10%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	26,667	26,454	25,013	—
Units issued	912	3,681	3,756	27,106
Units redeemed	(6,945)	(3,468)	(2,315)	(2,093)

Units, end of period	20,634	26,667	26,454	25,013

Unit value, end of period $	12.34	13.80	13.26	12.70
Assets, end of period $	254,685	367,917	350,777	317,641
Investment income ratio*	5.25%	8.80%	2.70%	0.00%
Total return, lowest to highest**	(10.53%)	4.05%	4.42%	1.59%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
All Asset Portfolio Series 0
Year Ended Dec. 31/08 (n)
Units, beginning of period	—
Units issued	1,107
Units redeemed	(554)

Units, end of period	553

Unit value, end of period $	9.93
Assets, end of period $	5,492
Investment income ratio*	16.50%
Total return, lowest to highest**	(17.73%) to (12.60%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,425	1,251	—
Units issued	202	212	1,300
Units redeemed	(57)	(38)	(49)

Units, end of period	1,570	1,425	1,251

Unit value, end of period $	14.01	16.72	15.48
Assets, end of period $	22,002	23,822	19,361
Investment income ratio*	5.84%	7.35%	5.67%
Total return, lowest to highest**	(16.17%)	8.00%	4.36%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	1,243	—
Units issued	269	1,343
Units redeemed	(187)	(100)

Units, end of period	1,325	1,243

Unit value, end of period $	8.05	13.34
Assets, end of period $	10,683	16,581
Investment income ratio*	1.85%	1.24%
Total return, lowest to highest**	(39.60%) to (26.69%)	0.17% to 2.70%

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	33,933	12,178	15,363	15,972	22,110
Units issued	3,672	27,487	983	1,909	3,535
Units redeemed	(2,772)	(5,732)	(4,168)	(2,518)	(9,673)

Units, end of period	34,833	33,933	12,178	15,363	15,972

Unit value, end of period $	6.80	11.27	10.98	9.56	8.77
Assets, end of period $	236,967	382,354	133,649	146,942	140,054
Investment income ratio*	1.73%	1.64%	0.65%	0.75%	0.39%
Total return, lowest to highest**	(39.63%)	2.66%	14.75%	9.08%	16.32%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	57	9	—
Units issued	196	83	14
Units redeemed	(57)	(35)	(5)

Units, end of period	196	57	9

Unit value, end of period $	8.09	13.92	12.42
Assets, end of period $	1,586	788	116
Investment income ratio*	0.66%	0.21%	0.00%
Total return, lowest to highest**	(41.91%) to (26.41%)	4.36% to 12.08%	5.38% to 6.63%

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	6,384	7,890	6,624	8,720	11,094
Units issued	1,308	1,744	1,860	1,838	2,545
Units redeemed	(862)	(3,250)	(594)	(3,934)	(4,919)

Units, end of period	6,830	6,384	7,890	6,624	8,720

Unit value, end of period $	7.71	13.28	11.85	11.12	10.20
Assets, end of period $	52,660	84,784	93,513	73,666	88,974
Investment income ratio*	0.35%	0.05%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(41.94%)	12.05%	6.57%	8.99%	6.52%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,188	788	—
Units issued	3,528	2,785	806
Units redeemed	(803)	(385)	(18)

Units, end of period	5,913	3,188	788

Unit value, end of period $	9.78	13.74	12.64
Assets, end of period $	57,842	43,799	9,953
Investment income ratio*	1.17%	3.10%	0.00%
Total return, lowest to highest**	(28.80%) to (19.83%)	2.47% to 8.68%	6.65% to 13.82%

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	8,816	8,697	8,538	7,732	22,808
Units issued	1,490	331	394	1,030	256
Units redeemed	(275)	(212)	(235)	(224)	(15,332)

Units, end of period	10,031	8,816	8,697	8,538	7,732

Unit value, end of period $	13.54	19.02	17.55	15.44	14.60
Assets, end of period $	135,826	167,627	152,657	131,790	112,900
Investment income ratio*	0.89%	1.79%	0.93%	0.53%	0.36%
Total return, lowest to highest**	(28.78%)	8.32%	13.71%	5.71%	15.96%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American Asset Allocation Trust Series 1
Year Ended Dec. 31/08 (m)
Units, beginning of period	—
Units issued	166
Units redeemed	(9)

Units, end of period	157

Unit value, end of period $	7.26
Assets, end of period $	1,139
Investment income ratio*	11.12%
Total return, lowest to highest**	(28.47%) to (19.62%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (n)
Units, beginning of period	8,000	4,332	904	426	—
Units issued	8,084	4,344	5,756	698	439
Units redeemed	(4,065)	(676)	(2,328)	(220)	(13)

Units, end of period	12,019	8,000	4,332	904	426

Unit value, end of period $	8.36 to 12.48	13.21 to 19.72	12.99 to 19.40	16.58	15.53
Assets, end of period $	110,055	121,308	65,286	14,986	6,621
Investment income ratio*	4.88%	2.85%	0.29%	0.20%	0.00%
Total return, lowest to highest**	(36.72%) to (22.98%)	(2.84%) to 1.65%	13.18% to 16.99%	6.76%	9.32%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,197	212	—
Units issued	2,390	5,686	228
Units redeemed	(949)	(2,701)	(16)

Units, end of period	4,638	3,197	212

Unit value, end of period $	10.02 to 12.52	11.10 to 13.87	10.78 to 13.47
Assets, end of period $	46,626	35,476	2,284
Investment income ratio*	10.75%	4.78%	0.00%
Total return, lowest to highest**	(10.67%) to (6.10%)	2.36% to 2.96%	5.39% to 6.57%

(n)	Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	30,805	17,752	7,376	876	356
Units issued	36,483	20,581	14,117	6,844	629
Units redeemed	(11,151)	(7,528)	(3,741)	(344)	(109)

Units, end of period	56,137	30,805	17,752	7,376	876

Unit value, end of period $	8.21 to 12.36	14.71 to 22.15	13.15 to 19.79	18.02	15.57
Assets, end of period $	529,382	576,558	315,611	132,931	13,637
Investment income ratio*	2.37%	1.18%	0.25%	0.00%	0.00%
Total return, lowest to highest**	(44.20%) to (31.29%)	3.36% to 11.94%	8.22% to 9.80%	15.79%	12.10%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	70,285	53,718	26,256	14,681	469
Units issued	25,724	21,660	31,289	16,824	14,683
Units redeemed	(7,159)	(5,093)	(3,827)	(5,249)	(471)

Units, end of period	88,850	70,285	53,718	26,256	14,681

Unit value, end of period $	8.17	13.20 to 19.70	12.61 to 18.83	16.40	15.56
Assets, end of period $	984,213	1,274,002	935,931	430,661	228,373
Investment income ratio*	2.27%	3.13%	1.12%	0.52%	0.47%
Total return, lowest to highest**	(38.08%) to (24.49%)	(0.67%) to 4.64%	11.61% to 14.80%	5.44%	9.96%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	26,925	11,401	7,600	1,042	169
Units issued	23,850	23,067	9,241	6,830	934
Units redeemed	(7,924)	(7,543)	(5,440)	(272)	(61)

Units, end of period	42,851	26,925	11,401	7,600	1,042

Unit value, end of period $	10.14 to 17.85	17.60 to 30.98	14.72 to 25.91	21.86	18.05
Assets, end of period $	528,085	608,090	247,724	166,111	18,804
Investment income ratio*	4.52%	2.44%	0.86%	0.27%	0.18%
Total return, lowest to highest**	(42.37%) to (26.02%)	9.35% to 19.58%	10.32% to 18.54%	21.07%	18.88%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,677	193	—
Units issued	6,570	3,090	281
Units redeemed	(1,004)	(1,606)	(88)

Units, end of period	7,243	1,677	193

Unit value, end of period $	39.69	69.05	61.21
Assets, end of period $	287,475	115,809	11,843
Investment income ratio*	0.44%	1.03%	0.04%
Total return, lowest to highest**	(42.52%) to (28.71%)	5.35% to 12.81%	9.59% to 10.44%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	58,223	59,046	54,238	55,058	44,396
Units issued	8,612	9,241	11,264	9,424	13,515
Units redeemed	(8,350)	(10,064)	(6,456)	(10,244)	(2,853)

Units, end of period	58,485	58,223	59,046	54,238	55,058

Unit value, end of period $	7.76	13.50	11.98	10.93	10.35
Assets, end of period $	453,858	786,228	707,195	592,796	569,861
Investment income ratio*	0.32%	0.72%	0.19%	0.40%	0.11%
Total return, lowest to highest**	(42.53%)	12.75%	9.58%	5.60%	9.03%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Brandes International Equity Trust
Year Ended Dec. 31/08 (n)
Units, beginning of period	—
Units issued	71
Units redeemed	(8)

Units, end of period	63

Unit value, end of period $	22.36
Assets, end of period $	1,409
Investment income ratio*	8.54%
Total return, lowest to highest**	(39.84%) to (24.43%)

(n)	Fund available in prior year but no activity.

Sub-Account
Business Opportunity Value Trust
Year Ended Dec. 31/08 (n)
Units, beginning of period	—
Units issued	202
Units redeemed	(24)

Units, end of period	178

Unit value, end of period $	10.58
Assets, end of period $	1,887
Investment income ratio*	0.00%
Total return, lowest to highest**	(34.70%) to (23.56%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	378	131	—
Units issued	3,114	307	163
Units redeemed	(761)	(60)	(32)

Units, end of period	2,731	378	131

Unit value, end of period $	8.72	13.89	12.43
Assets, end of period $	23,813	5,252	1,636
Investment income ratio*	0.89%	0.54%	0.00%
Total return, lowest to highest**	(37.24%) to (23.78%)	7.66% to 11.70%	2.38% to 7.46%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	17,812	16,776	1,128	1,150	602
Units issued	2,481	2,248	17,599	199	595
Units redeemed	(1,525)	(1,212)	(1,951)	(221)	(47)

Units, end of period	18,768	17,812	16,776	1,128	1,150

Unit value, end of period $	8.90	14.18	12.71	12.43	10.90
Assets, end of period $	167,094	252,611	213,159	14,011	12,533
Investment income ratio*	0.48%	0.30%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(37.22%)	11.61%	2.26%	13.99%	9.33%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,990	1,264	—
Units issued	7,177	3,807	1,479
Units redeemed	(908)	(1,081)	(215)

Units, end of period	10,259	3,990	1,264

Unit value, end of period $	6.23	11.44	13.09
Assets, end of period $	63,913	45,655	16,538
Investment income ratio*	3.51%	2.65%	8.62%
Total return, lowest to highest**	(45.55%) to (29.61%)	(12.58%) to (12.50%)	13.46% to 16.14%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	197	109	23	—
Units issued	58	99	87	23
Units redeemed	(142)	(11)	(1)	—

Units, end of period	113	197	109	23

Unit value, end of period $	8.41	15.44	17.67	15.22
Assets, end of period $	950	3,039	1,923	349
Investment income ratio*	1.24%	1.99%	2.20%	1.20%
Total return, lowest to highest**	(45.55%)	(12.58%)	16.04%	9.42%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Core Allocation Plus Trust Series 0
Year Ended Dec. 31/08 (m)
Units, beginning of period	—
Units issued	51
Units redeemed	(26)

Units, end of period	25

Unit value, end of period $	6.91
Assets, end of period $	177
Investment income ratio*	11.56%
Total return, lowest to highest**	(31.54%) to (20.17%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	123	—
Units issued	6	123
Units redeemed	(124)	—

Units, end of period	5	123

Unit value, end of period $	11.53	11.15
Assets, end of period $	53	1,367
Investment income ratio*	3.98%	89.64%
Total return, lowest to highest**	1.09% to 3.36%	4.77% to 6.36%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,298	1,171	—
Units issued	6,360	174	1,187
Units redeemed	(110)	(47)	(16)

Units, end of period	7,548	1,298	1,171

Unit value, end of period $	14.39	13.93	13.11
Assets, end of period $	108,608	18,077	15,356
Investment income ratio*	12.47%	7.20%	0.00%
Total return, lowest to highest**	3.29%	6.27%	3.79%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	88	13	—
Units issued	1,200	143	19
Units redeemed	(212)	(68)	(6)

Units, end of period	1,076	88	13

Unit value, end of period $	5.28	11.59	12.31
Assets, end of period $	5,680	1,026	166
Investment income ratio*	34.18%	0.06%	0.00%
Total return, lowest to highest**	(54.46%) to (30.69%)	(6.41%) to (5.85%)	6.73% to 12.62%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	1,472	—
Units issued	2,834	1,536
Units redeemed	(985)	(64)

Units, end of period	3,321	1,472

Unit value, end of period $	12.61	18.48
Assets, end of period $	41,858	27,204
Investment income ratio*	1.30%	3.40%
Total return, lowest to highest**	(31.79%) to (20.72%)	4.87% to 8.61%

(n)	Fund available in prior year but no activity.

Sub-Account
Disciplined Diversification Trust Series 0
Year Ended Dec. 31/08 (m)
Units, beginning of period	—
Units issued	79
Units redeemed	(9)

Units, end of period	70

Unit value, end of period $	7.22
Assets, end of period $	505
Investment income ratio*	3.08%
Total return, lowest to highest**	(28.63%) to (18.51%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust Series 0
	Year Ended Dec. 31/08 (l)	Year Ended Dec. 31/07 (n)
Units, beginning of period	—	—
Units issued	1	1
Units redeemed	(1)	(1)

Units, end of period	—	—

Unit value, end of period $	12.82	14.19
Assets, end of period $	—	6
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	(9.61%)	1.69% to 9.44%

(l)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Dynamic Growth Trust Series 1
	Year Ended Dec. 31/08 (l)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	6,961	8,090	10,609	15,366	56,383
Units issued	204	755	835	1,666	4,592
Units redeemed	(7,165)	(1,884)	(3,354)	(6,423)	(45,609)

Units, end of period	—	6,961	8,090	10,609	15,366

Unit value, end of period $	5.97	6.61	6.05	5.45	4.85
Assets, end of period $	—	45,975	48,900	57,773	74,472
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(9.66%)	9.27%	11.02%	12.40%	10.01%

(l)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Growth Trust Series 0
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	12,011	8,983	—
Units issued	5,737	3,720	9,038
Units redeemed	(17,748)	(692)	(55)

Units, end of period	—	12,011	8,983

Unit value, end of period $	7.09	13.88	13.34
Assets, end of period $	—	166,677	119,843
Investment income ratio*	0.42%	0.18%	0.00%
Total return, lowest to highest**	(48.90%) to (37.59%)	0.36% to 4.02%	2.01% to 11.59%

(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Growth Trust Series 1
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	1,519	1,403	270	192	31
Units issued	247	180	1,240	97	174
Units redeemed	(1,766)	(64)	(107)	(19)	(13)

Units, end of period	—	1,519	1,403	270	192

Unit value, end of period $	11.15	21.82	21.00	18.82	17.48
Assets, end of period $	—	33,135	29,477	5,087	3,358
Investment income ratio*	0.43%	0.12%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(48.90%)	3.88%	11.59%	7.65%	6.90%

(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)
Units, beginning of period	22	—
Units issued	2,848	31
Units redeemed	(523)	(9)

Units, end of period	2,347	22

Unit value, end of period $	5.77	11.99
Assets, end of period $	13,528	262
Investment income ratio*	6.06%	2.32%
Total return, lowest to highest**	(51.92%)	7.16% to 19.94%

(f)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	833	64	—
Units issued	1,224	814	82
Units redeemed	(129)	(45)	(18)

Units, end of period	1,928	833	64

Unit value, end of period $	7.29	12.83	11.87
Assets, end of period $	14,049	10,696	764
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(43.23%) to (31.25%)	0.05% to 8.08%	(1.27%) to 2.44%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	2,343	3,582	3,818	3,347	5,076
Units issued	389	174	533	1,469	1,042
Units redeemed	(420)	(1,413)	(769)	(998)	(2,771)

Units, end of period	2,312	2,343	3,582	3,818	3,347

Unit value, end of period $	9.42	16.61	15.38	15.01	14.29
Assets, end of period $	21,789	38,922	55,094	57,331	47,846
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(43.28%)	8.05%	2.41%	5.05%	11.51%

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	13,704	363	—
Units issued	12,580	23,890	405
Units redeemed	(6,667)	(10,549)	(42)

Units, end of period	19,617	13,704	363

Unit value, end of period $	19.40	30.29	29.30
Assets, end of period $	380,650	415,087	10,628
Investment income ratio*	2.87%	3.42%	0.00%
Total return, lowest to highest**	(35.94%) to (23.36%)	(0.41%) to 3.39%	14.00% to 19.05%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	34,921	27,570	25,710	30,571	23,364
Units issued	19,705	10,346	7,808	7,052	16,065
Units redeemed	(20,020)	(2,995)	(5,948)	(11,913)	(8,858)

Units, end of period	34,606	34,921	27,570	25,710	30,571

Unit value, end of period $	11.79	18.41	17.81	14.96	14.40
Assets, end of period $	407,905	642,765	491,041	384,717	440,193
Investment income ratio*	2.47%	2.96%	1.48%	1.21%	1.14%
Total return, lowest to highest**	(35.96%)	3.35%	19.02%	3.92%	14.81%

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,330	38	—
Units issued	3,338	3,579	49
Units redeemed	(1,267)	(287)	(11)

Units, end of period	5,401	3,330	38

Unit value, end of period $	11.79	21.29	22.83
Assets, end of period $	63,662	70,882	860
Investment income ratio*	1.21%	2.04%	0.00%
Total return, lowest to highest**	(44.63%) to (28.65%)	(6.73%) to (3.84%)	19.86% to 23.16%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	7,478	7,229	6,809	6,538	4,277
Units issued	781	1,398	919	590	2,661
Units redeemed	(560)	(1,149)	(499)	(319)	(400)

Units, end of period	7,699	7,478	7,229	6,809	6,538

Unit value, end of period $	9.82	17.74	19.04	15.46	14.09
Assets, end of period $	75,597	132,656	137,620	105,283	92,098
Investment income ratio*	0.93%	1.22%	0.35%	0.37%	0.37%
Total return, lowest to highest**	(44.65%)	(6.81%)	23.11%	9.78%	10.38%

Sub-Account
Franklin Templeton Founding Allocation Trust Series 0
Year Ended Dec. 31/08 (m)
Units, beginning of period	—
Units issued	228
Units redeemed	(24)

Units, end of period	204

Unit value, end of period $	6.79
Assets, end of period $	1,389
Investment income ratio*	12.87%
Total return, lowest to highest**	(32.68%) to (21.32%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Frontier Capital Appreciation Trust
Year Ended Dec. 31/08 (n)
Units, beginning of period	—
Units issued	35
Units redeemed	(4)

Units, end of period	31

Unit value, end of period $	26.44
Assets, end of period $	825
Investment income ratio*	0.00%
Total return, lowest to highest**	(42.03%) to (33.95%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	14,098	77	—
Units issued	10,758	26,145	136
Units redeemed	(12,348)	(12,124)	(59)

Units, end of period	12,508	14,098	77

Unit value, end of period $	8.02	13.20	12.68
Assets, end of period $	100,275	186,091	975
Investment income ratio*	1.07%	2.19%	0.00%
Total return, lowest to highest**	(39.27%) to (27.52%)	1.75% to 4.08%	12.76% to 14.55%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	24,906	16,548	20,132	11,529	8,641
Units issued	37,966	10,471	4,722	11,202	4,284
Units redeemed	(11,670)	(2,113)	(8,306)	(2,599)	(1,396)

Units, end of period	51,202	24,906	16,548	20,132	11,529

Unit value, end of period $	11.23	18.50	17.78	15.53	14.27
Assets, end of period $	574,837	460,770	294,245	312,615	164,493
Investment income ratio*	1.56%	1.72%	0.86%	0.32%	0.47%
Total return, lowest to highest**	(39.32%)	4.04%	14.51%	8.85%	11.80%

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,007	16	—
Units issued	3,635	1,016	23
Units redeemed	(1,146)	(25)	(7)

Units, end of period	3,496	1,007	16

Unit value, end of period $	8.51	12.93	12.31
Assets, end of period $	29,747	13,022	204
Investment income ratio*	12.78%	19.26%	0.46%
Total return, lowest to highest**	(34.21%) to (24.39%)	2.47% to 5.06%	9.71% to 13.58%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	5,724	3,608	3,597	3,470	2,732
Units issued	1,088	2,389	1,742	452	928
Units redeemed	(544)	(273)	(1,731)	(325)	(190)

Units, end of period	6,268	5,724	3,608	3,597	3,470

Unit value, end of period $	9.55	14.54	13.83	12.18	11.47
Assets, end of period $	59,871	83,210	49,883	43,823	39,805
Investment income ratio*	5.85%	7.50%	0.84%	0.93%	0.98%
Total return, lowest to highest**	(34.29%)	5.14%	13.50%	6.20%	12.73%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	8,011	5,545	—
Units issued	9,818	3,005	5,572
Units redeemed	(1,251)	(539)	(27)

Units, end of period	16,578	8,011	5,545

Unit value, end of period $	21.38	22.37	20.41
Assets, end of period $	354,462	179,201	113,181
Investment income ratio*	0.41%	7.93%	0.00%
Total return, lowest to highest**	(10.44%) to (1.77%)	7.85% to 9.61%	1.63% to 5.27%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	22,161	19,361	16,616	10,497	2,551
Units issued	3,522	4,338	4,861	6,724	8,329
Units redeemed	(3,931)	(1,538)	(2,116)	(605)	(383)

Units, end of period	21,752	22,161	19,361	16,616	10,497

Unit value, end of period $	15.00	15.70	14.32	13.60	14.56
Assets, end of period $	326,232	347,952	277,265	226,054	152,809
Investment income ratio*	0.57%	7.50%	0.00%	4.02%	1.92%
Total return, lowest to highest**	(4.48%)	9.64%	5.26%	(6.54%)	10.24%

Sub-Account
Global Real Estate Trust Series 0
Year Ended Dec. 31/08 (m)
Units, beginning of period	—
Units issued	1,633
Units redeemed	(693)

Units, end of period	940

Unit value, end of period $	5.57
Assets, end of period $	5,239
Investment income ratio*	17.21%
Total return, lowest to highest**	(44.26%) to (31.57%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Global Real Estate Trust Series 1
Year Ended Dec. 31/08 (m)
Units, beginning of period	—
Units issued	77
Units redeemed	(6)

Units, end of period	71

Unit value, end of period $	5.57
Assets, end of period $	395
Investment income ratio*	11.81%
Total return, lowest to highest**	(44.31%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,197	2,705	—
Units issued	3,152	1,807	4,115
Units redeemed	(432)	(315)	(1,410)

Units, end of period	6,917	4,197	2,705

Unit value, end of period $	8.32	13.75	13.57
Assets, end of period $	57,546	57,695	36,705
Investment income ratio*	2.48%	2.20%	0.00%
Total return, lowest to highest**	(39.49%) to (23.39%)	(1.71%) to 1.32%	12.88% to 20.42%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	13,022	15,633	13,660	10,170	7,868
Units issued	2,650	1,996	3,448	4,290	2,852
Units redeemed	(695)	(4,607)	(1,475)	(800)	(550)

Units, end of period	14,977	13,022	15,633	13,660	10,170

Unit value, end of period $	9.13	15.11	14.91	12.39	11.19
Assets, end of period $	136,814	196,783	233,132	169,295	113,832
Investment income ratio*	2.29%	2.27%	1.20%	1.17%	1.62%
Total return, lowest to highest**	(39.55%)	1.34%	20.32%	10.72%	14.75%

	Sub-Account
	Growth & Income Trust Series 0
	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (p)
Units, beginning of period	735	78	—
Units issued	106	763	82
Units redeemed	(841)	(106)	(4)

Units, end of period	—	735	78

Unit value, end of period $	75.32	82.20	78.98
Assets, end of period $	—	60,416	6,167
Investment income ratio*	0.53%	2.05%	0.00%
Total return, lowest to highest**	(8.36%)	1.54% to 4.07%	11.54% to 12.72%

(ad)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.
(p)	Fund renamed on May 1, 2006. Previously known as Growth & Income II Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	2,773	1,264	—
Units issued	5,272	2,035	1,285
Units redeemed	(2,262)	(526)	(21)

Units, end of period	5,783	2,773	1,264

Unit value, end of period $	12.11	17.26	14.66
Assets, end of period $	70,006	47,855	18,523
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(29.86%) to (21.80%)	11.46% to 17.73%	8.44% to 13.10%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	11,458	10,045	7,865	7,240	6,320
Units issued	1,181	1,818	2,638	1,182	1,376
Units redeemed	(1,585)	(405)	(458)	(557)	(456)

Units, end of period	11,054	11,458	10,045	7,865	7,240

Unit value, end of period $	15.58	22.23	18.89	17.43	15.48
Assets, end of period $	172,259	254,704	189,754	137,096	112,026
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(29.90%)	17.67%	8.37%	12.64%	15.31%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	16,740	10,763	—
Units issued	11,169	8,735	10,771
Units redeemed	(2,298)	(2,758)	(8)

Units, end of period	25,611	16,740	10,763

Unit value, end of period $	9.19	13.03	12.82
Assets, end of period $	235,348	218,136	138,004
Investment income ratio*	11.61%	13.38%	0.00%
Total return, lowest to highest**	(29.78%) to (24.36%)	1.64% to 3.36%	7.71% to 10.48%

(n)	Fund available in prior year but no activity.

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	11,356	10,385	10,591	15,031	21,088
Units issued	936	1,736	1,881	1,853	5,217
Units redeemed	(1,750)	(765)	(2,087)	(6,293)	(11,274)

Units, end of period	10,542	11,356	10,385	10,591	15,031

Unit value, end of period $	9.73	13.81	13.59	12.31	11.88
Assets, end of period $	102,692	156,937	141,218	130,490	178,566
Investment income ratio*	9.17%	13.17%	6.77%	5.47%	5.11%
Total return, lowest to highest**	(29.51%)	1.62%	10.35%	3.69%	11.06%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	1,948	—
Units issued	2,889	2,021
Units redeemed	(574)	(73)

Units, end of period	4,263	1,948

Unit value, end of period $	8.34	11.93
Assets, end of period $	35,565	23,243
Investment income ratio*	4.39%	8.14%
Total return, lowest to highest**	(30.07%) to (17.93%)	(1.62%) to 1.11%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	14,381	12,741	11,488	11,677	7,571
Units issued	899	2,408	2,250	1,768	5,225
Units redeemed	(1,678)	(768)	(997)	(1,957)	(1,119)

Units, end of period	13,602	14,381	12,741	11,488	11,677

Unit value, end of period $	10.44	14.94	14.78	13.60	12.92
Assets, end of period $	141,971	214,829	188,250	156,202	150,894
Investment income ratio*	3.10%	4.09%	1.93%	1.60%	0.98%
Total return, lowest to highest**	(30.13%)	1.11%	8.66%	5.22%	7.65%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Index Allocation Trust Series 0
Year Ended Dec. 31/08 (m)
Units, beginning of period	—
Units issued	274
Units redeemed	(7)

Units, end of period	267

Unit value, end of period $	7.52
Assets, end of period $	2,007
Investment income ratio*	3.30%
Total return, lowest to highest**	(25.51%) to (17.79%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)
Units, beginning of period	8,229	17	—
Units issued	10,546	14,581	18
Units redeemed	(2,937)	(6,369)	(1)

Units, end of period	15,838	8,229	17

Unit value, end of period $	10.16	16.55	14.84
Assets, end of period $	160,941	136,150	243
Investment income ratio*	6.00%	2.85%	0.00%
Total return, lowest to highest**	(38.58%) to (22.22%)	3.06% to 11.46%	12.48% to 24.81%

(o)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	6,950	9,008	6,260	6,294	8,503
Units issued	950	616	3,307	1,468	1,831
Units redeemed	(800)	(2,674)	(559)	(1,502)	(4,040)

Units, end of period	7,100	6,950	9,008	6,260	6,294

Unit value, end of period $	9.59	15.63	14.02	11.24	9.69
Assets, end of period $	68,092	108,588	126,337	70,365	61,015
Investment income ratio*	5.34%	1.97%	0.57%	0.71%	0.66%
Total return, lowest to highest**	(38.62%)	11.42%	24.77%	15.94%	15.60%

(j)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (h)	Year Ended Dec. 31/04 (a)
Units, beginning of period	4,570	6,380	5,918	2,431	—
Units issued	1,480	2,071	1,015	3,675	2,492
Units redeemed	(217)	(3,881)	(553)	(188)	(61)

Units, end of period	5,833	4,570	6,380	5,918	2,431

Unit value, end of period $	13.87	25.00	21.66	17.26	14.81
Assets, end of period $	80,892	114,279	138,207	102,169	35,999
Investment income ratio*	2.43%	3.92%	0.76%	0.58%	0.51%
Total return, lowest to highest**	(44.54%)	15.42%	25.48%	16.61%	18.44%

(h)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
(a)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,143	683	—
Units issued	3,847	2,948	2,503
Units redeemed	(1,437)	(488)	(1,820)

Units, end of period	5,553	3,143	683

Unit value, end of period $	26.52	47.69	41.18
Assets, end of period $	147,285	149,880	28,112
Investment income ratio*	3.57%	5.34%	0.00%
Total return, lowest to highest**	(44.38%) to (27.72%)	6.22% to 15.82%	15.34% to 27.11%

(n)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	12,088	7,441	—
Units issued	8,867	6,627	7,463
Units redeemed	(1,727)	(1,980)	(22)

Units, end of period	19,228	12,088	7,441

Unit value, end of period $	9.16	18.51	15.41
Assets, end of period $	176,120	223,721	114,679
Investment income ratio*	1.71%	1.79%	0.00%
Total return, lowest to highest**	(50.51%) to (34.21%)	14.07% to 20.10%	13.70% to 23.96%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	7,946	1,532	547	—
Units issued	765	7,316	1,113	551
Units redeemed	(764)	(902)	(128)	(4)

Units, end of period	7,947	7,946	1,532	547

Unit value, end of period $	11.42	23.10	19.23	15.53
Assets, end of period $	90,752	183,534	29,465	8,493
Investment income ratio*	1.32%	1.83%	0.47%	0.00%
Total return, lowest to highest**	(50.56%)	20.10%	23.84%	24.24%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,849	1,236	—
Units issued	13,032	7,734	1,273
Units redeemed	(2,110)	(3,121)	(37)

Units, end of period	16,771	5,849	1,236

Unit value, end of period $	7.39	15.73	14.27
Assets, end of period $	123,994	91,997	17,638
Investment income ratio*	4.40%	3.42%	0.00%
Total return, lowest to highest**	(53.00%) to (37.64%)	(8.01%) to 10.20%	13.15% to 27.73%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	4,806	7,055	6,861	3,671	5,539
Units issued	617	1,564	1,251	3,625	1,251
Units redeemed	(398)	(3,813)	(1,057)	(435)	(3,119)

Units, end of period	5,025	4,806	7,055	6,861	3,671

Unit value, end of period $	10.03	21.32	19.36	15.16	13.77
Assets, end of period $	50,366	102,457	136,582	103,993	50,538
Investment income ratio*	2.83%	3.06%	1.06%	0.79%	0.09%
Total return, lowest to highest**	(52.98%)	10.13%	27.72%	10.10%	21.07%

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	6,077	2,492	—
Units issued	5,367	6,247	3,776
Units redeemed	(1,928)	(2,662)	(1,284)

Units, end of period	9,516	6,077	2,492

Unit value, end of period $	9.15	15.95	14.55
Assets, end of period $	87,033	96,901	36,267
Investment income ratio*	4.57%	4.31%	1.61%
Total return, lowest to highest**	(42.64%) to (26.82%)	5.24% to 9.61%	17.67% to 29.61%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	17,675	18,705	14,042	9,724	3,385
Units issued	1,949	3,518	6,436	7,069	7,075
Units redeemed	(4,702)	(4,548)	(1,773)	(2,751)	(736)

Units, end of period	14,922	17,675	18,705	14,042	9,724

Unit value, end of period $	14.23	24.81	22.65	17.48	15.81
Assets, end of period $	212,254	438,521	423,740	245,465	153,774
Investment income ratio*	3.32%	4.27%	1.63%	0.86%	1.09%
Total return, lowest to highest**	(42.66%)	9.52%	29.60%	10.54%	21.55%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,192	1,070	—
Units issued	15,322	334	9,465
Units redeemed	(315)	(212)	(8,395)

Units, end of period	16,199	1,192	1,070

Unit value, end of period $	10.97	11.15	10.50
Assets, end of period $	177,718	13,287	11,233
Investment income ratio*	14.51%	9.33%	0.07%
Total return, lowest to highest**	(3.10%) to 0.35%	4.83% to 6.23%	3.64% to 4.76%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	27,112	26,647	25,320	22,899	26,345
Units issued	898	2,980	4,806	3,205	6,592
Units redeemed	(7,514)	(2,515)	(3,479)	(784)	(10,038)

Units, end of period	20,496	27,112	26,647	25,320	22,899

Unit value, end of period $	15.87	16.14	15.20	14.67	14.35
Assets, end of period $	325,300	437,622	404,971	371,559	328,600
Investment income ratio*	5.64%	9.08%	6.08%	5.46%	5.87%
Total return, lowest to highest**	(1.68%)	6.21%	3.57%	2.26%	4.81%

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	103	—	—
Units issued	2,182	127	3
Units redeemed	(725)	(24)	(3)

Units, end of period	1,560	103	—

Unit value, end of period $	7.84	12.96	12.77
Assets, end of period $	12,232	1,339	10
Investment income ratio*	4.26%	1.88%	0.00%
Total return, lowest to highest**	(39.55%) to (28.84%)	(1.46%) to 1.53%	13.60% to 14.38%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	12,299	1,132	198	—
Units issued	1,476	12,344	960	202
Units redeemed	(4,950)	(1,177)	(26)	(4)

Units, end of period	8,825	12,299	1,132	198

Unit value, end of period $	9.79	16.19	15.97	13.96
Assets, end of period $	86,413	199,133	18,073	2,765
Investment income ratio*	1.15%	0.92%	0.14%	0.00%
Total return, lowest to highest**	(39.52%)	1.40%	14.36%	11.70%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	29,054	18,023	—
Units issued	26,674	16,231	19,377
Units redeemed	(7,138)	(5,200)	(1,354)

Units, end of period	48,590	29,054	18,023

Unit value, end of period $	9.00	14.03	13.43
Assets, end of period $	437,140	407,689	242,139
Investment income ratio*	1.99%	1.19%	0.19%
Total return, lowest to highest**	(35.89%) to (22.82%)	0.67% to 4.45%	11.34% to 16.03%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	7,285	9,737	3,943	4,272	2,868
Units issued	10,527	1,449	6,387	4,868	1,737
Units redeemed	(1,755)	(3,901)	(593)	(5,197)	(333)

Units, end of period	16,057	7,285	9,737	3,943	4,272

Unit value, end of period $	17.41	27.16	26.02	22.44	19.43
Assets, end of period $	279,502	197,865	253,348	88,500	83,020
Investment income ratio*	1.98%	0.89%	0.38%	0.00%	0.82%
Total return, lowest to highest**	(35.91%)	4.38%	15.94%	15.48%	21.80%

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, beginning of period	102,974	14,198	—
Units issued	503,960	108,697	15,635
Units redeemed	(33,743)	(19,921)	(1,437)

Units, end of period	573,191	102,974	14,198

Unit value, end of period $	8.41	14.50	13.34
Assets, end of period $	4,820,115	1,492,978	189,453
Investment income ratio*	3.05%	8.15%	0.03%
Total return, lowest to highest**	(42.00%) to (28.35%)	2.48% to 8.66%	10.16% to 15.48%

(q)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	13,259	14,854	5,780	4,195	1,349
Units issued	11,462	6,576	9,617	2,974	3,203
Units redeemed	(1,413)	(8,171)	(543)	(1,389)	(357)

Units, end of period	23,308	13,259	14,854	5,780	4,195

Unit value, end of period $	9.23	15.91	14.66	12.70	11.48
Assets, end of period $	215,166	210,999	217,765	73,397	48,151
Investment income ratio*	2.40%	8.45%	4.98%	1.49%	0.51%
Total return, lowest to highest**	(41.99%)	8.56%	15.45%	10.64%	16.06%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)
Units, beginning of period	387,319	137,786	—
Units issued	504,994	289,926	143,814
Units redeemed	(321,462)	(40,393)	(6,028)

Units, end of period	570,851	387,319	137,786

Unit value, end of period $	9.06	13.19	12.37
Assets, end of period $	5,169,712	5,107,767	1,704,547
Investment income ratio*	5.03%	9.46%	0.66%
Total return, lowest to highest**	(31.33%) to (21.25%)	3.29% to 6.60%	9.80% to 12.80%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	262,330	267,166	262,131	262,614	24,690
Units issued	2,773	2,509	12,412	6,625	243,586
Units redeemed	(11,593)	(7,345)	(7,377)	(7,108)	(5,662)

Units, end of period	253,510	262,330	267,166	262,131	262,614

Unit value, end of period $	12.10	17.61	16.54	14.67	13.73
Assets, end of period $	3,066,613	4,618,822	4,418,080	3,845,203	3,604,203
Investment income ratio*	3.32%	7.59%	5.33%	3.89%	2.78%
Total return, lowest to highest**	(31.30%)	6.47%	12.73%	6.88%	13.50%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Units, beginning of period	6,340	5,018	—
Units issued	6,745	11,135	5,107
Units redeemed	(1,762)	(9,813)	(89)

Units, end of period	11,323	6,340	5,018

Unit value, end of period $	9.99	11.81	11.21
Assets, end of period $	113,099	74,882	56,248
Investment income ratio*	5.53%	10.77%	1.34%
Total return, lowest to highest**	(16.40%) to (10.74%)	4.04% to 5.35%	7.10% to 8.44%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (b)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	24,166	21,148	20,917	17,371	12,746
Units issued	1,006	5,725	8,111	4,786	7,454
Units redeemed	(1,027)	(2,707)	(7,880)	(1,240)	(2,829)

Units, end of period	24,145	24,166	21,148	20,917	17,371

Unit value, end of period $	14.09	16.68	15.83	14.60	14.19
Assets, end of period $	340,083	403,143	334,795	305,372	246,488
Investment income ratio*	4.40%	7.91%	4.36%	4.75%	2.74%
Total return, lowest to highest**	(15.56%)	5.37%	8.43%	2.88%	8.60%

(b)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	525,334	204,103	—
Units issued	459,672	384,810	215,296
Units redeemed	(87,315)	(63,579)	(11,193)

Units, end of period	897,691	525,334	204,103

Unit value, end of period $	8.73	13.76	12.79
Assets, end of period $	7,838,028	7,227,113	2,610,838
Investment income ratio*	3.35%	8.66%	0.48%
Total return, lowest to highest**	(36.54%) to (24.41%)	3.01% to 7.55%	9.70% to 13.58%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	108,928	117,981	82,918	29,479	8,740
Units issued	22,074	12,615	36,718	61,289	21,893
Units redeemed	(30,550)	(21,668)	(1,655)	(7,850)	(1,154)

Units, end of period	100,452	108,928	117,981	82,918	29,479

Unit value, end of period $	10.62	16.75	15.58	13.73	12.63
Assets, end of period $	1,066,797	1,824,691	1,838,058	1,138,146	372,374
Investment income ratio*	2.45%	7.43%	5.50%	1.73%	1.12%
Total return, lowest to highest**	(36.60%)	7.53%	13.50%	8.66%	14.59%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)
Units, beginning of period	44,829	8,892	—
Units issued	29,124	45,475	9,210
Units redeemed	(9,077)	(9,538)	(318)

Units, end of period	64,876	44,829	8,892

Unit value, end of period $	9.35	12.33	11.71
Assets, end of period $	606,807	552,888	104,101
Investment income ratio*	4.55%	8.62%	0.82%
Total return, lowest to highest**	(24.16%) to (16.44%)	3.32% to 5.34%	8.31% to 10.49%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	42,145	41,866	41,768	37,194	415
Units issued	1,138	1,114	1,240	9,679	36,972
Units redeemed	(906)	(835)	(1,142)	(5,105)	(193)

Units, end of period	42,377	42,145	41,866	41,768	37,194

Unit value, end of period $	12.65	16.70	15.86	14.36	13.79
Assets, end of period $	536,162	703,757	663,962	599,926	512,934
Investment income ratio*	4.10%	7.68%	4.62%	3.84%	0.31%
Total return, lowest to highest**	(24.23%)	5.29%	10.42%	4.15%	11.04%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

	Sub-Account
	Managed Trust Series 0
	Year Ended Dec. 31/08 (ai)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	926	4	—
Units issued	1,034	1,058	6
Units redeemed	(1,960)	(136)	(2)

Units, end of period	—	926	4

Unit value, end of period $	45.11	57.27	56.17
Assets, end of period $	—	53,001	256
Investment income ratio*	0.54%	6.58%	0.00%
Total return, lowest to highest**	(21.22%) to (12.07%)	1.07% to 1.95%	7.48% to 8.49%

(ai)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	30,551	23,644	—
Units issued	14,028	8,151	26,995
Units redeemed	(3,296)	(1,244)	(3,351)

Units, end of period	41,283	30,551	23,644

Unit value, end of period $	9.56	15.02	13.97
Assets, end of period $	394,657	458,910	330,235
Investment income ratio*	1.19%	1.53%	0.00%
Total return, lowest to highest**	(36.99%) to (29.45%)	0.35% to 7.55%	5.84% to 9.74%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	6,042	5,958	6,882	7,308	6,580
Units issued	6,691	1,073	1,137	772	2,332
Units redeemed	(464)	(989)	(2,061)	(1,198)	(1,604)

Units, end of period	12,269	6,042	5,958	6,882	7,308

Unit value, end of period $	14.62	22.99	21.39	19.49	17.40
Assets, end of period $	179,393	138,936	127,416	134,160	127,175
Investment income ratio*	1.04%	1.35%	0.60%	0.51%	0.40%
Total return, lowest to highest**	(36.41%)	7.51%	9.72%	12.02%	15.83%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)
Units, beginning of period	119	—
Units issued	153	119
Units redeemed	(75)	—

Units, end of period	197	119

Unit value, end of period $	5.40	9.31
Assets, end of period $	1,067	1,112
Investment income ratio*	0.20%	0.00%
Total return, lowest to highest**	(42.00%) to (30.76%)	(6.87%) to (2.91%)

(f)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	7,246	1,424	—
Units issued	5,939	9,966	2,052
Units redeemed	(3,674)	(4,144)	(628)

Units, end of period	9,511	7,246	1,424

Unit value, end of period $	27.71	49.27	39.87
Assets, end of period $	263,601	357,025	56,755
Investment income ratio*	0.00%	0.01%	0.00%
Total return, lowest to highest**	(43.75%) to (29.90%)	10.93% to 23.59%	8.69% to 13.66%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	14,523	16,298	16,350	12,772	9,217
Units issued	4,794	1,154	3,063	6,339	5,182
Units redeemed	(1,048)	(2,929)	(3,115)	(2,761)	(1,627)

Units, end of period	18,269	14,523	16,298	16,350	12,772

Unit value, end of period $	12.77	22.72	18.38	16.19	14.13
Assets, end of period $	233,356	329,876	299,587	264,686	180,462
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(43.76%)	23.57%	13.55%	14.57%	19.04%

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	7,947	1,452	—
Units issued	2,047	7,139	1,468
Units redeemed	(1,264)	(644)	(16)

Units, end of period	8,730	7,947	1,452

Unit value, end of period $	7.78	12.76	12.67
Assets, end of period $	67,898	101,410	18,388
Investment income ratio*	2.04%	1.08%	0.01%
Total return, lowest to highest**	(39.05%) to (25.96%)	(4.59%) to 0.72%	11.71% to 12.30%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	13,779	13,304	12,015	9,740	6,181
Units issued	1,530	1,595	2,715	4,457	4,382
Units redeemed	(1,047)	(1,120)	(1,426)	(2,182)	(823)

Units, end of period	14,262	13,779	13,304	12,015	9,740

Unit value, end of period $	13.66	22.41	22.26	19.83	18.36
Assets, end of period $	194,882	308,843	296,130	238,230	178,816
Investment income ratio*	1.98%	1.07%	0.65%	0.39%	0.50%
Total return, lowest to highest**	(39.04%)	0.69%	12.27%	8.00%	24.46%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	10,814	159	—
Units issued	5,694	24,095	186
Units redeemed	(5,099)	(13,440)	(27)

Units, end of period	11,409	10,814	159

Unit value, end of period $	14.18	21.71	21.60
Assets, end of period $	161,810	234,778	3,438
Investment income ratio*	1.29%	2.77%	0.00%
Total return, lowest to highest**	(34.67%) to (26.96%)	(3.42%) to 0.51%	14.99% to 20.34%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	158,313	51,888	—
Units issued	834,050	474,481	570,396
Units redeemed	(630,042)	(368,056)	(518,508)

Units, end of period	362,321	158,313	51,888

Unit value, end of period $	17.26	16.90	16.12
Assets, end of period $	6,253,211	2,675,752	836,632
Investment income ratio*	1.99%	4.62%	3.67%
Total return, lowest to highest**	0.40% to 2.12%	1.92% to 4.82%	3.05% to 4.70%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	115,689	160,059	280,201	189,654	185,160
Units issued	48,006	45,130	72,876	134,353	464,096
Units redeemed	(34,709)	(89,500)	(193,018)	(43,806)	(459,602)

Units, end of period	128,986	115,689	160,059	280,201	189,654

Unit value, end of period $	13.42	13.19	12.61	12.08	11.76
Assets, end of period $	1,731,142	1,525,766	2,018,882	3,384,034	2,231,134
Investment income ratio*	1.73%	4.47%	4.35%	2.68%	0.76%
Total return, lowest to highest**	1.78%	4.54%	4.45%	2.67%	0.76%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	11,126	1,753	—
Units issued	17,098	12,445	2,899
Units redeemed	(3,319)	(3,072)	(1,146)

Units, end of period	24,905	11,126	1,753

Unit value, end of period $	11.53	23.82	16.92
Assets, end of period $	287,155	265,055	29,662
Investment income ratio*	0.87%	1.25%	0.46%
Total return, lowest to highest**	(57.17%) to (41.22%)	18.70% to 40.81%	9.31% to 22.32%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (n)
Units, beginning of period	4,558	4,728	3,679	563	—
Units issued	786	1,245	3,138	4,918	578
Units redeemed	(1,767)	(1,415)	(2,089)	(1,802)	(15)

Units, end of period	3,577	4,558	4,728	3,679	563

Unit value, end of period $	27.34	56.50	40.16	32.84	22.38
Assets, end of period $	97,811	257,560	189,869	120,819	12,594
Investment income ratio*	0.56%	1.24%	0.43%	0.00%	0.01%
Total return, lowest to highest**	(51.61%)	40.67%	22.29%	46.78%	24.31%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07 (n)
Units, beginning of period	722	—
Units issued	7,169	768
Units redeemed	(1,297)	(46)

Units, end of period	6,594	722

Unit value, end of period $	7.81	13.73
Assets, end of period $	51,490	9,907
Investment income ratio*	1.40%	3.14%
Total return, lowest to highest**	(43.12%) to (28.05%)	(0.84%) to 3.82%

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (a)
Units, beginning of period	2,069	1,665	1,203	2	—
Units issued	623	499	571	1,202	3
Units redeemed	(2,474)	(95)	(109)	(1)	(1)

Units, end of period	218	2,069	1,665	1,203	2

Unit value, end of period $	13.19	23.21	22.36	19.42	17.88
Assets, end of period $	2,873	48,008	37,245	23,366	42
Investment income ratio*	0.15%	1.29%	1.14%	25.57%	0.74%
Total return, lowest to highest**	(43.18%)	3.79%	15.17%	8.58%	14.91%

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(a)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/08 (ak)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	645	383	—
Units issued	24	281	383
Units redeemed	(34)	(19)	—

Units, end of period	635	645	383

Unit value, end of period $	7.60	12.91	13.61
Assets, end of period $	4,826	8,331	5,208
Investment income ratio*	2.63%	2.26%	0.00%
Total return, lowest to highest**	(41.15%) to (27.37%)	(5.53%) to (5.17%)	17.56% to 21.36%

(ak)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	2,808	317	—
Units issued	18,159	2,849	318
Units redeemed	(386)	(358)	(1)

Units, end of period	20,581	2,808	317

Unit value, end of period $	12.42	21.43	19.04
Assets, end of period $	255,603	60,183	6,048
Investment income ratio*	5.36%	2.45%	0.00%
Total return, lowest to highest**	(42.05%) to (24.67%)	5.73% to 12.53%	11.40% to 19.76%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,261	483	—
Units issued	6,599	3,013	2,161
Units redeemed	(1,768)	(235)	(1,678)

Units, end of period	8,092	3,261	483

Unit value, end of period $	9.25	15.40	14.10
Assets, end of period $	74,861	50,215	6,815
Investment income ratio*	2.40%	2.01%	0.00%
Total return, lowest to highest**	(39.92%) to (19.85%)	(0.46%) to 9.19%	2.51% to 11.22%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	10,448	10,683	5,783	698	1,575
Units issued	1,440	1,100	5,280	5,229	84
Units redeemed	(628)	(1,335)	(380)	(144)	(961)

Units, end of period	11,260	10,448	10,683	5,783	698

Unit value, end of period $	12.80	21.34	19.55	17.60	14.00
Assets, end of period $	144,135	222,935	208,854	101,817	9,774
Investment income ratio*	1.82%	1.78%	0.83%	0.21%	0.71%
Total return, lowest to highest**	(40.01%)	9.14%	11.05%	25.75%	16.89%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07 (n)
Units, beginning of period	251	—
Units issued	1	258
Units redeemed	(252)	(7)

Units, end of period	—	251

Unit value, end of period $	11.59	11.96
Assets, end of period $	—	2,996
Investment income ratio*	0.05%	1.06%
Total return, lowest to highest**	(3.07%)	(5.80%) to (1.73%)

(ae)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Quantitative Mid Cap Trust Series 1
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	8,227	7,124	5,772	1,498	470
Units issued	213	1,290	1,554	4,504	1,086
Units redeemed	(8,440)	(187)	(202)	(230)	(58)

Units, end of period	—	8,227	7,124	5,772	1,498

Unit value, end of period $	14.51	14.96	15.28	14.68	12.92
Assets, end of period $	—	123,113	108,859	84,728	19,350
Investment income ratio*	0.04%	0.51%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(3.03%)	(2.08%)	4.09%	13.62%	18.21%

(ae)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,791	1,852	—
Units issued	3,051	7,190	2,804
Units redeemed	(2,040)	(4,251)	(952)

Units, end of period	5,802	4,791	1,852

Unit value, end of period $	48.75	80.44	95.27
Assets, end of period $	282,887	385,417	176,507
Investment income ratio*	3.65%	2.97%	0.50%
Total return, lowest to highest**	(44.69%) to (36.94%)	(15.56%) to (1.55%)	30.03% to 38.17%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	13,087	13,329	13,302	11,870	10,506
Units issued	1,287	572	1,344	3,175	2,018
Units redeemed	(1,670)	(814)	(1,317)	(1,743)	(654)

Units, end of period	12,704	13,087	13,329	13,302	11,870

Unit value, end of period $	17.66	29.15	34.54	25.01	22.36
Assets, end of period $	224,331	381,484	460,421	332,703	265,430
Investment income ratio*	3.39%	2.60%	1.76%	1.82%	2.24%
Total return, lowest to highest**	(39.42%)	(15.61%)	38.10%	11.85%	32.04%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	13,462	5,831	—
Units issued	16,306	19,254	5,831
Units redeemed	(5,534)	(11,623)	—

Units, end of period	24,234	13,462	5,831

Unit value, end of period $	9.88	11.14	10.01
Assets, end of period $	239,506	149,991	58,338
Investment income ratio*	0.52%	8.03%	0.00%
Total return, lowest to highest**	(14.76%) to (11.30%)	8.41% to 11.36%	0.43% to 1.65%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (n)
Units, beginning of period	682	720	506	476	—
Units issued	893	41	257	57	515
Units redeemed	(78)	(79)	(43)	(27)	(39)

Units, end of period	1,497	682	720	506	476

Unit value, end of period $	14.38	16.21	14.56	14.50	14.30
Assets, end of period $	21,529	11,060	10,499	7,342	6,804
Investment income ratio*	0.37%	6.68%	2.40%	0.00%	0.00%
Total return, lowest to highest**	(11.28%)	11.33%	0.39%	1.43%	9.07%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	12,832	9,436	—
Units issued	7,667	3,990	9,471
Units redeemed	(1,521)	(594)	(35)

Units, end of period	18,978	12,832	9,436

Unit value, end of period $	7.91	14.24	11.90
Assets, end of period $	150,194	182,724	112,341
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(44.42%) to (29.01%)	6.67% to 19.62%	5.60% to 8.36%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	46,958	43,417	31,228	31,376	28,158
Units issued	6,405	6,304	22,753	5,025	10,282
Units redeemed	(21,603)	(2,763)	(10,564)	(5,173)	(7,064)

Units, end of period	31,760	46,958	43,417	31,228	31,376

Unit value, end of period $	4.76	8.56	7.16	6.79	6.65
Assets, end of period $	151,121	402,166	311,002	211,989	208,647
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(44.44%)	19.57%	5.52%	2.09%	0.86%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	917	198	—
Units issued	21,424	803	198
Units redeemed	(20,857)	(84)	—

Units, end of period	1,484	917	198

Unit value, end of period $	15.45	19.05	18.45
Assets, end of period $	22,919	17,469	3,643
Investment income ratio*	5.38%	10.66%	0.00%
Total return, lowest to highest**	(18.92%) to (15.98%)	1.04% to 3.25%	3.60% to 4.55%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	86	47	—
Units issued	14,490	87	61
Units redeemed	(1,255)	(48)	(14)

Units, end of period	13,321	86	47

Unit value, end of period $	11.84	19.59	17.19
Assets, end of period $	157,744	1,681	808
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	(39.54%) to (28.06%)	6.76% to 13.98%	5.68% to 13.47%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Small Cap Growth Trust Series 1
Year Ended Dec. 31/08 (al)
Units, beginning of period	—
Units issued	2,171
Units redeemed	(23)

Units, end of period	2,148

Unit value, end of period $	10.00
Assets, end of period $	21,479
Investment income ratio*	0.00%
Total return, lowest to highest**	0.01%

(al)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	19,597	8,711	—
Units issued	9,438	20,808	11,898
Units redeemed	(8,009)	(9,922)	(3,187)

Units, end of period	21,026	19,597	8,711

Unit value, end of period $	10.05	15.16	15.48
Assets, end of period $	211,348	297,118	134,855
Investment income ratio*	1.50%	2.04%	0.00%
Total return, lowest to highest**	(33.70%) to (27.53%)	(2.06%) to (1.09%)	9.41% to 17.64%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	7,890	7,280	7,525	8,085	5,923
Units issued	731	976	2,003	1,086	2,774
Units redeemed	(430)	(366)	(2,248)	(1,646)	(612)

Units, end of period	8,191	7,890	7,280	7,525	8,085

Unit value, end of period $	12.65	19.08	19.50	16.58	15.96
Assets, end of period $	103,558	150,486	141,914	124,730	129,001
Investment income ratio*	1.35%	1.73%	0.48%	0.50%	0.29%
Total return, lowest to highest**	(33.71%)	(2.16%)	17.62%	3.89%	17.33%

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	11,393	8,906	—
Units issued	5,208	3,518	8,922
Units redeemed	(861)	(1,031)	(16)

Units, end of period	15,740	11,393	8,906

Unit value, end of period $	6.87	11.87	12.85
Assets, end of period $	108,133	135,255	114,450
Investment income ratio*	2.84%	2.05%	0.00%
Total return, lowest to highest**	(42.13%) to (30.64%)	(7.60%) to (6.53%)	4.03% to 10.47%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (n)
Units, beginning of period	4,351	3,680	3,110	116	—
Units issued	573	874	806	3,145	131
Units redeemed	(480)	(203)	(236)	(151)	(15)

Units, end of period	4,444	4,351	3,680	3,110	116

Unit value, end of period $	14.00	24.20	26.20	23.72	22.01
Assets, end of period $	62,219	105,271	96,430	73,778	2,557
Investment income ratio*	2.49%	1.93%	0.69%	0.00%	0.00%
Total return, lowest to highest**	(42.13%)	(7.66%)	10.45%	7.77%	25.78%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Trust Series 0
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	649	253	—
Units issued	397	477	267
Units redeemed	(1,046)	(81)	(14)

Units, end of period	—	649	253

Unit value, end of period $	7.27	12.39	12.32
Assets, end of period $	—	8,043	3,117
Investment income ratio*	0.02%	0.00%	0.00%
Total return, lowest to highest**	(41.37%) to (30.49%)	0.57% to 0.77%	6.07% to 7.62%

(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Trust Series 1
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	562	508	58	—
Units issued	373	228	466	59
Units redeemed	(935)	(174)	(16)	(1)

Units, end of period	—	562	508	58

Unit value, end of period $	9.07	15.48	15.38	14.30
Assets, end of period $	—	8,695	7,820	834
Investment income ratio*	0.01%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(41.42%)	0.65%	7.55%	14.40%

(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,206	932	—
Units issued	3,262	336	934
Units redeemed	(180)	(62)	(2)

Units, end of period	4,288	1,206	932

Unit value, end of period $	25.43	34.40	35.44
Assets, end of period $	109,045	41,475	33,041
Investment income ratio*	1.98%	1.11%	0.00%
Total return, lowest to highest**	(27.51%) to (21.37%)	(4.00%) to (2.92%)	13.65% to 19.32%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	1,427	—
Units issued	2,750	1,431
Units redeemed	(75)	(4)

Units, end of period	4,102	1,427

Unit value, end of period $	9.08	12.28
Assets, end of period $	37,219	17,514
Investment income ratio*	2.16%	0.60%
Total return, lowest to highest**	(26.07%)	(1.78%)

(g)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	1,033	907	4	—
Units issued	170	163	946	7
Units redeemed	(53)	(37)	(43)	(3)

Units, end of period	1,150	1,033	907	4

Unit value, end of period $	9.07	15.97	17.09	16.18
Assets, end of period $	10,424	16,494	15,507	71
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	(43.24%)	(6.53%)	5.60%	6.32%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	6,435	1,980	—
Units issued	6,732	8,417	3,801
Units redeemed	(2,963)	(3,962)	(1,821)

Units, end of period	10,204	6,435	1,980

Unit value, end of period $	9.67	13.25	13.41
Assets, end of period $	98,665	85,287	26,542
Investment income ratio*	0.93%	0.15%	0.00%
Total return, lowest to highest**	(29.59%) to (27.05%)	(2.27%) to (1.14%)	5.55% to 15.50%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	20,044	20,450	21,737	21,728	16,417
Units issued	1,355	2,087	2,786	6,661	6,333
Units redeemed	(6,937)	(2,493)	(4,073)	(6,652)	(1,022)

Units, end of period	14,462	20,044	20,450	21,737	21,728

Unit value, end of period $	16.98	23.28	23.56	20.41	19.07
Assets, end of period $	245,536	466,520	481,732	443,639	414,315
Investment income ratio*	0.65%	0.15%	0.07%	0.25%	0.15%
Total return, lowest to highest**	(27.05%)	(1.20%)	15.42%	7.04%	25.20%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	352	226	—
Units issued	5,024	217	244
Units redeemed	(1,212)	(91)	(18)

Units, end of period	4,164	352	226

Unit value, end of period $	9.23	10.99	10.99
Assets, end of period $	38,423	3,867	2,487
Investment income ratio*	11.55%	10.24%	0.00%
Total return, lowest to highest**	(16.29%) to (9.37%)	0.02% to 2.07%	7.05% to 7.25%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	17,984	15,957	17,099	12,259	19,097
Units issued	2,130	3,201	3,827	6,199	3,903
Units redeemed	(1,329)	(1,174)	(4,969)	(1,359)	(10,741)

Units, end of period	18,785	17,984	15,957	17,099	12,259

Unit value, end of period $	14.10	16.80	16.83	15.72	15.30
Assets, end of period $	264,832	302,113	268,472	268,725	187,609
Investment income ratio*	7.47%	9.44%	6.21%	2.67%	3.18%
Total return, lowest to highest**	(16.08%)	(0.15%)	7.06%	2.70%	6.67%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,011	11	—
Units issued	1,968	1,436	12
Units redeemed	(278)	(436)	(1)

Units, end of period	2,701	1,011	11

Unit value, end of period $	10.36	11.33	10.70
Assets, end of period $	27,975	11,451	111
Investment income ratio*	15.25%	6.48%	10.39%
Total return, lowest to highest**	(10.62%) to (8.05%)	3.96% to 5.85%	2.73% to 4.08%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	2,579	2,329	547	—
Units issued	5,996	307	1,858	549
Units redeemed	(1,080)	(57)	(76)	(2)

Units, end of period	7,495	2,579	2,329	547

Unit value, end of period $	14.01	15.33	14.48	13.93
Assets, end of period $	105,013	39,540	33,725	7,623
Investment income ratio*	12.59%	2.16%	3.76%	71.07%
Total return, lowest to highest**	(8.61%)	5.88%	3.97%	2.28%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)	Year Ended Dec. 31/06 (n)
Units, beginning of period	889	—	—
Units issued	3,945	939	—
Units redeemed	(1,452)	(50)	—

Units, end of period	3,382	889	—

Unit value, end of period $	18.01	17.03	15.89
Assets, end of period $	60,897	15,131	7
Investment income ratio*	7.37%	17.08%	0.00%
Total return, lowest to highest**	3.41% to 5.79%	5.28% to 7.13%	4.07% to 4.95%

(ac)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	19,520	9,727	—
Units issued	15,640	15,689	9,738
Units redeemed	(10,301)	(5,896)	(11)

Units, end of period	24,859	19,520	9,727

Unit value, end of period $	12.71	12.37	11.39
Assets, end of period $	316,074	241,537	110,819
Investment income ratio*	5.46%	8.82%	0.00%
Total return, lowest to highest**	(0.76%) to 2.76%	7.18% to 8.61%	3.67% to 4.15%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	24,391	21,929	19,031	15,097	18,923
Units issued	6,163	4,349	5,551	5,524	4,332
Units redeemed	(4,811)	(1,887)	(2,653)	(1,590)	(8,158)

Units, end of period	25,743	24,391	21,929	19,031	15,097

Unit value, end of period $	21.22	20.65	19.04	18.37	17.93
Assets, end of period $	546,372	503,738	417,436	349,701	270,713
Investment income ratio*	4.92%	7.62%	3.09%	2.26%	3.90%
Total return, lowest to highest**	2.77%	8.49%	3.60%	2.48%	4.96%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	699	49	—
Units issued	1,147	690	2,623
Units redeemed	(397)	(40)	(2,574)

Units, end of period	1,449	699	49

Unit value, end of period $	30.58	48.65	46.25
Assets, end of period $	44,312	34,014	2,305
Investment income ratio*	2.14%	3.99%	0.00%
Total return, lowest to highest**	(37.15%) to (25.73%)	1.41% to 5.19%	12.21% to 15.33%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	7,733	7,518	13,380	12,766	10,326
Units issued	951	794	1,665	2,486	2,913
Units redeemed	(654)	(579)	(7,527)	(1,872)	(473)

Units, end of period	8,030	7,733	7,518	13,380	12,766

Unit value, end of period $	9.21	14.66	13.94	12.09	11.44
Assets, end of period $	73,919	113,343	104,768	161,733	146,010
Investment income ratio*	1.66%	2.19%	0.90%	1.05%	0.57%
Total return, lowest to highest**	(37.20%)	5.18%	15.29%	5.70%	11.73%

Sub-Account
Turner Core Growth Trust
Year Ended Dec. 31/08 (n)
Units, beginning of period	—
Units issued	114
Units redeemed	(13)

Units, end of period	101

Unit value, end of period $	16.72
Assets, end of period $	1,684
Investment income ratio*	0.00%
Total return, lowest to highest**	(48.97%) to (29.61%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Core Trust Series 0
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	26	10	—
Units issued	432	33	19
Units redeemed	(458)	(17)	(9)

Units, end of period	—	26	10

Unit value, end of period $	7.76	11.64	11.49
Assets, end of period $	—	301	111
Investment income ratio*	4.69%	2.44%	0.15%
Total return, lowest to highest**	(33.37%) to (21.24%)	0.22% to 1.31%	9.26% to 10.74%

(ah)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(n)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Core Trust Series 1
	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	52,976	52,696	51,833	54,972	66,744
Units issued	2,972	3,754	5,763	4,715	6,641
Units redeemed	(55,948)	(3,474)	(4,900)	(7,854)	(18,413)

Units, end of period	—	52,976	52,696	51,833	54,972

Unit value, end of period $	7.22	10.84	10.71	9.81	9.61
Assets, end of period $	—	574,252	564,068	508,201	528,253
Investment income ratio*	1.36%	2.23%	1.20%	1.37%	0.83%
Total return, lowest to highest**	(33.39%)	1.26%	9.17%	2.03%	6.77%

(ah)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.
(i)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	181	49	—
Units issued	1,761	211	59
Units redeemed	(1,942)	(79)	(10)

Units, end of period	—	181	49

Unit value, end of period $	11.60	11.51	11.10
Assets, end of period $	—	2,088	542
Investment income ratio*	0.17%	1.77%	0.00%
Total return, lowest to highest**	0.73%	3.72% to 4.85%	1.81% to 6.90%

(af)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(n)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	2,061	2,109	753	—
Units issued	24	106	2,599	979
Units redeemed	(2,085)	(154)	(1,243)	(226)

Units, end of period	—	2,061	2,109	753

Unit value, end of period $	14.16	14.08	13.58	13.34
Assets, end of period $	—	29,011	28,655	10,050
Investment income ratio*	0.38%	1.29%	0.00%	0.21%
Total return, lowest to highest**	0.63%	3.63%	1.81%	0.87%

(af)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.
(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	8,751	8,201	—
Units issued	31,120	752	16,342
Units redeemed	(2,039)	(202)	(8,141)

Units, end of period	37,832	8,751	8,201

Unit value, end of period $	12.45	12.64	12.24
Assets, end of period $	471,174	110,571	100,361
Investment income ratio*	6.42%	8.37%	0.00%
Total return, lowest to highest**	(1.44%) to 2.87%	2.42% to 3.25%	4.39% to 4.74%

(n)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	40,891	38,338	35,208	30,248	34,492
Units issued	9,070	6,749	11,430	9,760	11,561
Units redeemed	(9,070)	(4,196)	(8,300)	(4,800)	(15,805)

Units, end of period	40,891	40,891	38,338	35,208	30,248

Unit value, end of period $	14.48	14.69	14.24	13.64	13.43
Assets, end of period $	592,168	600,629	545,946	480,306	406,225
Investment income ratio*	3.81%	8.30%	5.05%	1.62%	1.90%
Total return, lowest to highest**	(1.41%)	3.15%	4.39%	1.58%	2.88%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	9,165	8,952	—
Units issued	1,206	254	17,899
Units redeemed	(249)	(41)	(8,947)

Units, end of period	10,122	9,165	8,952

Unit value, end of period $	9.31	11.76	11.42
Assets, end of period $	94,216	107,782	102,207
Investment income ratio*	6.31%	10.56%	0.00%
Total return, lowest to highest**	(21.56%) to (19.03%)	3.00% to 3.60%	6.52% to 9.60%

(n)	Fund available in prior year but no activity.

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,217	1,100	—
Units issued	162	162	1,115
Units redeemed	(59)	(45)	(15)

Units, end of period	1,320	1,217	1,100

Unit value, end of period $	11.60	14.66	14.25
Assets, end of period $	15,321	17,853	15,680
Investment income ratio*	6.31%	10.71%	0.00%
Total return, lowest to highest**	(20.86%)	2.86%	9.57%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	36,100	20,441	—
Units issued	16,012	22,330	20,456
Units redeemed	(7,335)	(6,671)	(15)

Units, end of period	44,777	36,100	20,441

Unit value, end of period $	7.57	12.37	12.41
Assets, end of period $	338,821	446,691	253,599
Investment income ratio*	2.84%	1.23%	0.00%
Total return, lowest to highest**	(38.85%) to (23.68%)	(3.98%) to (0.26%)	7.78% to 10.68%

(n)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	20,647	21,071	19,526	19,069	9,388
Units issued	2,559	2,877	3,532	4,083	11,081
Units redeemed	(2,846)	(3,301)	(1,987)	(3,626)	(1,400)

Units, end of period	20,360	20,647	21,071	19,526	19,069

Unit value, end of period $	10.29	16.83	16.89	15.26	14.43
Assets, end of period $	209,467	347,587	355,928	298,078	275,100
Investment income ratio*	2.41%	1.11%	0.54%	0.41%	0.22%
Total return, lowest to highest**	(38.88%)	(0.34%)	10.66%	5.81%	9.39%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	13,796	2,946	—
Units issued	10,322	14,406	4,217
Units redeemed	(4,534)	(3,556)	(1,271)

Units, end of period	19,584	13,796	2,946

Unit value, end of period $	11.89	19.33	15.17
Assets, end of period $	232,795	266,665	44,689
Investment income ratio*	3.45%	2.20%	1.33%
Total return, lowest to highest**	(38.50%) to (21.20%)	12.22% to 27.43%	25.74% to 31.06%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	5,066	4,979	2,818	1,035	602
Units issued	121	618	2,381	1,879	479
Units redeemed	(663)	(531)	(220)	(96)	(46)

Units, end of period	4,524	5,066	4,979	2,818	1,035

Unit value, end of period $	14.88	24.26	19.04	14.54	12.44
Assets, end of period $	67,328	122,895	94,806	40,963	12,883
Investment income ratio*	2.78%	1.96%	2.39%	0.52%	1.09%
Total return, lowest to highest**	(38.65%)	27.40%	31.00%	16.82%	29.42%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	761	226	—
Units issued	4,950	1,515	2,006
Units redeemed	(1,155)	(980)	(1,780)

Units, end of period	4,556	761	226

Unit value, end of period $	8.90	15.05	13.90
Assets, end of period $	40,559	11,452	3,141
Investment income ratio*	1.89%	2.05%	0.00%
Total return, lowest to highest**	(40.84%) to (28.53%)	(0.18%) to 8.26%	13.77% to 21.03%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04
Units, beginning of period	17,174	16,045	15,540	16,069	14,870
Units issued	5,121	2,765	3,113	2,110	5,425
Units redeemed	(1,416)	(1,636)	(2,608)	(2,639)	(4,226)

Units, end of period	20,879	17,174	16,045	15,540	16,069

Unit value, end of period $	13.05	22.07	20.40	16.85	14.97
Assets, end of period $	272,504	379,076	327,277	261,861	240,568
Investment income ratio*	1.26%	1.45%	0.37%	0.60%	0.53%
Total return, lowest to highest**	(40.87%)	8.22%	21.05%	12.56%	15.18%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B). Incorporated by reference to exhibit A (1) file number 333-33351 filed with the Commission on August 11, 1997 on behalf of FNAL.

(b) Not applicable.

(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and Manulife Financial Securities LLC dated January 1, 2002. Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(2) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Distributors LLC. Incorporated by reference to pre-effective amendment number 2 file number 333-148992 filed with the Commission on October 10, 2008. List of third party broker-dealer firms (included as attachment A). Incorporated by reference to pre-effective amendment number 1 file number 333-157213 filed with the Commission on April 7, 2009.

(d) Form of Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit (A)(5) to pre- effective amendment number 1 to this Registration Statement on Form S-6, filed with the Commission on May 23, 2002.

(e) Form of Application for a Flexible Premium Variable Life Insurance Policy incorporated by reference to Exhibit A(8)(a) to pre-effective amendment number 1 file number 333-33351 filed with the Commission on March 16, 1998.

(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992. Incorporated by reference to Exhibit (6)(A)(I) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992. Incorporated by reference to Exhibit (6)(A)(II) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 17, 1997. Incorporated by reference to Exhibit (6)(A)(III) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(c) Form of Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006. Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York). Incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a) Secretary’s Certificate of Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005. Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(g) (1) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Optimum Re Insurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152407, filed with the Commission on November 21, 2008.

(g) (2) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Transamerica Financial Life Insurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152407, filed with the Commission on November 21, 2008.

(g) (3) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Munich American Reassurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152407, filed with the Commission on November 21, 2008.

(g) (4) Reinsurance Agreement between John Hancock Life Insurance Company of New York and Generali USA Life Reassurance Company. Incorporated by reference to pre-effective amendment number 2 file number 333-152407, filed with the Commission on November 21, 2008.

(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(3) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001. Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005. Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997. Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000. Incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(j) Not Applicable.

(k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel of The Manufacturers Life Insurance Company of New York dated April 9, 2001. Incorporated by reference to Exhibit (2)(a) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit (a)(6) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

(i) Powers of Attorney for Marc Costantini, and James D. Gallagher are incorporated by reference to post-effective amendment number 5 file number 333-85296 filed with the Commission on April 28, 2006.

(ii) Powers of Attorney for Thomas Borshoff, Steven A. Finch, Ruth Ann Fleming, William P. Hicks III, Katherine MacMillan, Neil M. Merkl, Bradford J. Race, Jr., Diana Scott, and Robert L. Ullman are incorporated by reference to post- effective amendment number 6 file number 333-85296 filed with the Commission on April 30, 2007.

(iii) Powers of Attorneys for Marianne Harrison and Ronald J. McHugh are filed herewith.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK as of April 1, 2009.

Name and Principal Business Address	Position with Depositor
Directors Thomas Borshoff 3 Robin Drive Rochester, NY 14618	Director

Marc Costantini 601 Congress Street Boston, MA 02210	Director

Steven A. Finch 197 Clarendon Street Boston, MA 02117	Director

Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director

James D. Gallagher 601 Congress Street Boston, MA 02210	Director

Marianne Harrison 197 Clarendon Street Boston, MA 02116	Director

William P. Hicks III 115 Perimeter Center Place, Suite 965 Atlanta, GA 30346	Director

Katherine MacMillan 250 Bloor Street, East Toronto, Canada M4W1E5	Director

Ronald J. McHugh 601 Congress Street Boston, MA 02210	Director

Neil M. Merkl 35-35 161st Street Flushing, NY 11358	Director

Bradford J. Race, Jr. 136 East 64th Street New York, NY 10021	Director

Diana Scott 601 Congress Street Boston, MA 02210	Director

Robert L. Ullmann 155 Seaport Boulevard Boston, MA 02210	Director

Officers
James D. Gallagher*	Chairman and President
Peter Levitt****	Senior Vice President and Treasurer
Krishna Ramdial****	Vice President, Treasury
Emanuel Alves*	Secretary and Chief Administrative Officer
Kwong Yiu****	Assistant Secretary
Richard Harris***	Appointed Actuary

Name and Principal Business Address	Position with Depositor
Zahir Bhanji**	Illustration Actuary
Katherine MacMillan****	Executive Vice President, Retirement Plan Services
Ronald McHugh*	Senior Vice President and General Manager, Fixed Products
Hugh McHaffie*	Executive Vice President, US Wealth Management
James R. Boyle**	Executive Vice President, John Hancock Insurance Group
Steven A. Finch**	Executive Vice President, US Insurance
Marc Costantini*	Executive Vice President, Variable Annuities
Lynne Patterson*	Senior Vice President and Chief Financial Officer
Jeffery Whitehead*	Vice President and Controller
Daragh O’Sullivan**	Illustration Officer
Helene Landow***	Director, State Compliance Office
Brooks Tingle**	Senior Vice President, Life Operations
Jill Rebman***	Vice President, New Business
Christopher Walker***	Vice President, Inforce Operations
Gregory Mack**	Senior Vice President, Distribution

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock NY, operated as a unit investment trust. Registrant supports benefits payable under John Hancock NY’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY as of December 31, 2008 appears below:

Subsidiary Name

Cavalier Cable, Inc.

JHUSA CIP Investments, LLC (Delaware)

John Hancock Advisers LLC (Delaware)

John Hancock Distributors LLC

John Hancock Investment Management Services, LLC

Manulife Service Corporation

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distibutors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC as of April 1, 2009.

Name	Title
Edward Eng*****	Board Manager
Barry Evans******	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and Chiel Executive Officer
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******Principal Business Office is 101 Huntington Street, Boston, MA 02116

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 24th day of April, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

SEPARATE ACCOUNT B

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

By: /s/ James D. Gallagher

James D. Gallagher

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

(Depositor)

By: /s/ James D. Gallagher

James D. Gallagher

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 24th day of April, 2009.

/s/ Jeffery J. Whitehead Jeffery J. Whitehead	Vice President and Controller

/s/Lynne Patterson Lynne Patterson	Senior Vice President and Chief Financial Officer

* Thomas Borshoff	Director

* Marc Costantini	Director

* Steven A. Finch	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Marianne Harrison	Director

* William P. Hicks III	Director

* Katherine MacMillan	Director

* Ronald J. McHugh	Director

* Neil M. Merkl	Director

* Bradford J. Race, Jr.	Director

* Diana Scott	Director

* Robert L. Ullmann	Director

/s/James C. Hoodlet James C. Hoodlet

Pursuant to Power of Attorney

May, 2009

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy.

1. Investment Options

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Survivorship VUL, and SPVL.

500 Index	Financial Services	Money Market
500 Index B	Franklin Templeton Founding Allocation	Money Market B
Active Bond	Fundamental Value	Natural Resources
All Cap Core	Global	Optimized All Cap
All Cap Growth	Global Allocation	Optimized Value
All Cap Value	Global Bond	Overseas Equity
Alpha Opportunities	Global Real Estate	Pacific Rim
American Asset Allocation	Health Sciences	PIMCO VIT All Asset
American Blue Chip Income and Growth	High Yield	Real Estate Securities
American Bond	International Core	Real Return Bond
American Diversified Growth and Income	International Equity Index A	Science & Technology
American Fundamental Holdings	International Equity Index B	Short-Term Bond
American Global Diversification	International Opportunities	Small Cap Growth
American Growth	International Small Cap	Small Cap Index
American Growth-Income	International Value	Small Cap Opportunities
American International	Investment Quality Bond	Small Cap Value
American New World	Large Cap	Small Company Value
Balanced	Large Cap Value	Strategic Bond
Blue Chip Growth	Lifestyle Aggressive	Strategic Income
Capital Appreciation	Lifestyle Balanced	Total Bond Market B
Capital Appreciation Value	Lifestyle Conservative	Total Return
Core Allocation Plus	Lifestyle Growth	Total Stock Market Index
Core Bond	Lifestyle Moderate	U.S. Government Securities
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Intersection	Utilities
Emerging Small Company	Mid Cap Stock	Value
Equity-Income	Mid Value

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2. Total annual portfolio operating expenses

The following table shows the minimum and maximum total portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Survivorship VUL, and SPVL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.50%	1.64%

3. Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Diversified Growth and Income, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and is subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our

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affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P 500 Index* and (b) securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and exchanged traded portfolios (“ETFs”) have similar economic characteristics to investments that are in the S&P 500 Index.
Active Bond	Declaration Management & Research LLC/ MFC Global Investment Management (U.S.), LLC	To seek to provide income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks, other equity securities and other asset classes of those companies within the Russell 3000 Index.*
All Cap Growth	Invesco AIM Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies of all market capitalizations. The subadviser focuses on stocks of companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.
All Cap Value	Lord, Abbett & Co., LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to attain its objective by combining these different component styles into a single portfolio.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Asset Allocation	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of the master fund, the Asset Allocation Fund, a series of American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the master fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as “junk bonds.” The master fund is designed for investors seeking above-average total return.
American Blue Chip Income and Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of the master fund, the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The master portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The master fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, as long as they are listed or traded in the U.S. The master portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities. The portfolio is designed for investors seeking both income and capital appreciation.
American Bond	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of the master fund, the Bond portfolio, a series of American Funds Insurance Series. The master fund normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba 1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the U.S.. The portfolio may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks. The portfolio is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term.
American Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital and income. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will generally invest between 70% and 80% of its assets in equity securities, which include securities held by the underlying portfolios, and between 20% and 30% of its assets in fixed income securities, which include securities held by the underlying portfolios.
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying portfolios of the American Funds Insurance Series: Bond portfolio, Growth portfolio, Growth-Income portfolio, and International portfolio. The portfolio is permitted to invest in six other underlying portfolios of the American Funds Insurance Series: Asset Allocation portfolio, Blue Chip Income and Growth portfolio, Global Growth portfolio, Global Small Capitalization portfolio, High-Income Bond portfolio, and New World portfolio as well as other underlying portfolios. When purchasing shares of the American Funds Insurance Series, the portfolio only purchases Class 1 shares (which are not subject to Rule 12b-1 fees).
American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. The portfolio invests in underlying portfolios as well as other types of investments. Under normal market conditions, the portfolio will invest a significant portion of its assets in securities, which include securities held by the underlying portfolios, that are located outside of the U.S.

4

Portfolio	Portfolio Manager	Investment Objective and Strategy
American Growth	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada. In seeking to pursue its investment objective, the portfolio may invest in the securities of issuers representing a broad range of market capitalizations. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
American Growth–Income	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of the master portfolio, the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest up to 15% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.* The portfolio is designed for investors seeking both capital appreciation and income.
American International	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of the master fund, the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S. The portfolio is designed for investors seeking capital appreciation through stocks. Investors in the portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
American New World	Capital Research Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of the master fund, the New World portfolio, a series of American Funds Insurance Series. The New World portfolio invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries. Under normal market conditions, the portfolio will invest at least 35% of its assets in equity and debt securities of issuers primarily based in what the subadviser deems qualified countries that have developing economies and/or markets. In addition, the portfolio may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds (“junk bonds”) and government bonds, primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The portfolio may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed income securities, including investment grade and below investment grade debt securities with maturities that range from short to longer term, as well as cash. Under normal market conditions, 55-75% of the portfolio will be invested in equity securities and 25-45% of the portfolio will be invested in fixed-income securities. The precise mix of equity and fixed-income securities will depend on the subadviser’s outlook for the markets and generally reflect the subadviser’s long-term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets, and its assessment of the relative attractiveness of each asset class.

5

Portfolio	Portfolio Manager	Investment Objective and Strategy
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.
Capital Appreciation	Jennison Associates, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities, based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 50%-75% equity instruments and 25%-50% fixed income instruments and will generally reflect the subadviser’s long term, strategic asset allocation analysis. The subadviser anticipates that adjustments to the targeted asset allocation will result primarily from changes to its outlook for the global and domestic economies, industry sectors and financial markets and, to a lesser extent, its opinion of the relative attractiveness of each asset class.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. The portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment grade debt securities.
Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
The portfolio may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.

6

Portfolio	Portfolio Manager	Investment Objective and Strategy
Emerging Small Company	RCM Capital Management, LLC	To seek long term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in securities of small cap companies. The subadviser defines small cap companies as U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P Small Cap Index.*
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that, at the time of investment, are principally engaged in financial services.
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio operates as a fund of funds and invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: Global, Income and Mutual Shares portfolios, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Fund only purchases NAV shares (which are not subject to Rule 12b-1 fees).
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. real estate investments (“REITs”), foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

7

Portfolio	Portfolio Manager	Investment Objective and Strategy
High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Corporate Bonds, Preferred Stocks and Convertible Securities
Rating Agency
		Moody’s	Ba through C
		S&P	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co, LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S. The portfolio seeks to achieve its objective by outperforming its benchmark, the MSCI EAFE Index.*
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the MSCI All CountryWorld Ex U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.
International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments of smaller companies outside the U.S., including emerging markets, which have total stock market capitalizations or annual revenues of $4 billion or less.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large capitalization companies. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

8

Portfolio	Portfolio Manager	Investment Objective and Strategy
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large cap companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 100% of its assets in underlying portfolios that invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and generally invests approximately 40% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% in underlying portfolios that invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and generally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% in underlying portfolios that invest primarily in equity securities.
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 20% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% in underlying portfolios that invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and, except as otherwise described below, generally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% in underlying portfolios that invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, “medium-sized companies” are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

9

Portfolio	Portfolio Manager	Investment Objective and Strategy
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
Overseas Equity	Capital Guardian Trust Company	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To seek to achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets, that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of: (a) common stocks of large and mid sized U.S. companies, and (b) bonds with an overall intermediate term average maturity.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investments and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

10

Portfolio	Portfolio Manager	Investment Objective and Strategy
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	T. Rowe Price Associates, Inc. RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
Short-Term Bond	Declaration Management & Research, LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of “A” or “AA” and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600.*
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-cap U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, Invesco AIM Capital Management, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-cap companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P Small Cap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

11

Portfolio	Portfolio Manager	Investment Objective and Strategy
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income	MFC Global Investment Management (U.S.) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.
U.S. High Yield Bond	Wells Capital Management Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
Utilities	MFS Investment Management	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).
Value	Van Kampen Investments	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCapValue Index.*

*“Wilshire 5000 Total Market Index ®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000, ®” “Russell 2000, ®” “Russell 1000 Value, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 28, 2009, set out below:

Wilshire 5000 Total Market Index — $1 million to $385 billion MSCI All Country World Ex US Index — $199 million to $176 billion MSCI EAFE Index — $199 million to $126 billion

Russell 1000 Index — $41 million to $337.9 billion Russell 1000 Value Index — $41 million to $337.9 billion Russell 2000 Index — $3.2 million to $3.7 billion Russell 3000 Index — $3 million to $337.9 billion Russell MidCap Index — $41 million to $13.8 billion Russell MidCap Value Index — $41 million to $13.8 billion S&P 500 Index — $224 million to $337.9 billion S&P MidCap 400 Index — $42 million to $4.6 billion S&P SmallCap 600 Index — $200 million to $1 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

4. Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Acceleration of Death Benefit for Qualified Long-Term Care Services Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. After 2009, such deductions from policy value will be treated as a return of premiums paid, but will not be included in income even if you have recovered all of your premiums.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

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Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

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•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/ 2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.